Document is copied.

As filed with the Securities and Exchange Commission on August 17, 2001

Registration Nos. 333-66084


U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

-------------------------

FORM N-14


|x|Pre-Effective Amendment No.1          || Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

-------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.*
(Exact Name of Registrant as Specified in Charter)

(800) 221-5672

(Area Code and Telephone Number)

1345 Avenue of the Americas, New York, New York 10105
(Address of Principal Executive Offices)

-------------------------
EDMUND P. BERGAN, JR.
Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

(Name and Address of Agents for Service)

                            -------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                            -------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to shares previously registered on the aforesaid Registration Statement.

*On behalf of its Total Return Portfolio, International Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Growth Portfolio, U.S. Government/High Grade Securities Portfolio, High Yield Portfolio and Quasar Portfolio.





TABLE OF CONTENTS

Section Title                                                             Page
                                                                          ----

VOTING INFORMATION.............................................................1
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS......................................8
PROSPECTUS/PROXY STATEMENT....................................................11
OVERVIEW OF MERGER............................................................14
    Proposed Transaction......................................................14
    Operating Expenses........................................................15
    Federal Income Tax Consequences...........................................26
    Comparison of Investment Objectives, Policies and Restrictions............26
    Comparison of Distribution Policies and Purchase, Exchange and
    Redemption Procedures.....................................................34
    Investment Advisors.......................................................35
SUMMARY OF PRINCIPAL RISKS....................................................36
    Interest Rate Risk........................................................36
    Credit Risk...............................................................36
    Market Risk...............................................................37
    Industry/Sector Risk......................................................37
    Capitalization Risk.......................................................37
    Foreign Risk..............................................................37
    Currency Risk.............................................................37
    Country or Geographic Risk................................................37
    Leveraging Risk...........................................................38
    Derivatives Risk..........................................................38
    Liquidity Risk............................................................38
    Management Risk...........................................................38
    Focused Portfolio Risk....................................................38
    Allocation Risk...........................................................38
    Chart of Principal Risks by Portfolio.....................................39
SPECIAL MEETING OF SHAREHOLDERS...............................................40
THE PROPOSAL..................................................................41
    Approval or Disapproval of Agreement and Plan of Acquisition and
    Termination...............................................................41
    Trustees' Recommendations.................................................42
    Required Shareholder Vote.................................................42
    Background and Reasons for the Proposed Merger............................42
INFORMATION ABOUT THE MERGERS.................................................44
    Agreement and Plan of Reorganization......................................44
    Description of the Merger Shares..........................................45
    Organization..............................................................45
    Meetings of Shareholders..................................................46
    Quorums...................................................................46
    Number of Directors.......................................................46
    Removal of Trustees or Directors..........................................46

    Indemnification...........................................................46
    Personal Liability........................................................48
    Termination...............................................................48
    Federal income tax consequences...........................................48
    Capitalization............................................................50
VOTING INFORMATION............................................................53
    Record date, quorum and method of tabulation..............................53
    Shares outstanding and beneficial ownership...............................53
    Soliciation of instructions...............................................53
    Revocation of Instructions................................................54
    Shareholder Proposals At Future Meetings of Shareholders..................54
    Adjournment...............................................................54
INFORMATION ABOUT THE PORTFOLIOS..............................................55

APPENDIX A:  FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION.......A-1
APPENDIX B: EXCERPTS FROM THE ALLIANCE FUND ANNUAL REPORT....................B-1
    Alliance Total Return Portfolio..........................................B-1
    Alliance International Portfolio.........................................B-5
    Alliance Global Bond Portfolio...........................................B-8
    Alliance Growth & Income Portfolio......................................B-11
    Alliance Growth Portfolio...............................................B-14
    Alliance U.S./High Grade Portfolio......................................B-17
    Alliance High Yield Portfolio...........................................B-20
    Alliance Quasar Portfolio...............................................B-23

                                     [LOGO]


September 4, 2001

Dear Variable Annuity Contract Owner:

[________________] Insurance Company has been offering variable annuity contracts Separate Account [__] (the "Separate Account"), a unit investment trust, since ____. The Separate Account consists of [_________](_#_) investment divisions (the "Divisions"), each of which is available under an annuity contract (each a "Contract") funded through the Separate Account. If you've had your Contract for some time, you'll recall that we periodically ask you to tell us how you would like us to represent your interests at meetings of shareholders of Brinson Series Trust (the "Brinson Trust"). The issues that are considered at shareholder meetings generally have to do with the management of the Brinson Trust and/or the various portfolios within the Brinson Trust. The Brinson Trust is a family of portfolios, some of which underlie the investment options in your Contract, and it includes the Balanced Portfolio, the Global Equity Portfolio, the Global Income Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the High Grade Fixed Income Portfolio, the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio.

Included in this booklet is information about the upcoming shareholders' meeting (the "Special Meeting"):

o A NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS OF EACH OF THE BRINSON PORTFOLIOS, which summarizes the issues for which you are being asked to provide voting instructions;


o     AN INFORMATION STATEMENT, which outlines the voting procedures; and

o A PROSPECTUS/PROXY STATEMENT FOR THE SPECIAL MEETING, which provides comprehensive information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

We encourage you to review each of these items thoroughly. Once you've determined how you would like us to vote your shares at the Special Meeting, please mark your preferences on your ballot, making sure that you sign and date your ballot before mailing it to us in the postage-paid return envelope. A prompt response on your part will help to ensure that your interests are represented.

                                   Sincerely,


                                   [                 ]
                                    -----------------
                                   [ Title           ]
                                    -----------------

                              [INSURANCE COMPANY]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF BRINSON SERIES TRUST
                              BALANCED PORTFOLIO
                           GLOBAL EQUITY PORTFOLIO
                           GLOBAL INCOME PORTFOLIO
                         GROWTH AND INCOME PORTFOLIO
                               GROWTH PORTFOLIO
                      HIGH GRADE FIXED INCOME PORTFOLIO
                            HIGH INCOME PORTFOLIO
                            SMALL CAP PORTFOLIO
                          STRATEGIC INCOME PORTFOLIO

                        To be held on October 9, 2001


Dear [Insurance Company] Client:


The net purchase payments made under your [Insurance Company ("____")] variable annuity contract ("Contract") have been allocated at your direction to investment divisions ("Divisions") of Separate Account [__] (the "Separate Account"). The Divisions of the Separate Account invest in one or more corresponding series of Brinson Series Trust (the "Brinson Trust"), an open end management investment company, including one or more of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small
Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each a "Brinson Portfolio").

As a contract owner of record at the close of business on August 10, 2001 (the "Record Date")(a "Contract Owner"), you are entitled to instruct [__] as to how it should vote on certain proposals to be considered at a Special Meeting of each Portfolio's shareholders.

The Special Meeting of Shareholders of each Brinson Portfolio will be held on October 9, 2001, at 10:00 a.m. at the offices of UBS PaineWebber Inc., 1285 Avenue of the Americas, New York, New York 10019 to consider the following, on one or more of which you are entitled to provide [___] with voting instructions:

            1. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Balanced Portfolio to the Total Return Portfolio (the "Alliance Total Return Portfolio") of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"), in exchange for shares of the Alliance Total Return Portfolio and the assumption by the Alliance Total Return Portfolio of stated liabilities of the Brinson Balanced Portfolio, and the distribution of such shares to the shareholders of the Brinson Balanced Portfolio in liquidation and dissolution of the Brinson Balanced Portfolio. (To be voted upon by the shareholders of the Brinson Balanced Portfolio only.)

            2. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Equity Portfolio to the International Portfolio of the Alliance Fund (the "Alliance International Portfolio"), in exchange for shares of the Alliance International Portfolio and the assumption by the Alliance International Portfolio of stated liabilities of the Brinson Global Equity Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Equity Portfolio in liquidation and dissolution of the Brinson Global Equity Portfolio. (To be voted upon by the shareholders of the Brinson Global Equity Portfolio only.)

            3. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Income Portfolio to the Global Bond Portfolio of the Alliance Fund (the "Alliance Global Bond Portfolio"), in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Global Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Income Portfolio in liquidation and dissolution of the Brinson Global Income Portfolio. (To be voted upon by the shareholders of the Brinson Global Income Portfolio only.)

            4. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth and Income Portfolio to the Growth and Income Portfolio of the Alliance Fund (the "Alliance Growth and Income Portfolio"), in exchange for shares of the Alliance Growth and Income Portfolio and the assumption by the Alliance Growth and Income Portfolio of stated liabilities of the Brinson Growth and Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth and Income Portfolio in liquidation and dissolution of the Brinson Growth and Income Portfolio. (To be voted upon by the shareholders of the Brinson Growth and Income Portfolio only.)

            5. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth Portfolio to the Growth Portfolio of the Alliance Fund (the "Alliance Growth Portfolio"), in exchange for shares of the Alliance Growth Portfolio and the assumption by the Alliance Growth Portfolio of stated liabilities of the Brinson Growth Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth Portfolio in liquidation and dissolution of the Brinson Growth Portfolio. (To be voted upon by the shareholders of the Brinson Growth Portfolio only.)

            6. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Grade

      Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Fund (the "Alliance U.S./High Grade Portfolio"), in exchange for shares of the Alliance U.S./High Grade Portfolio and the assumption by the Alliance U.S./High Grade Portfolio of stated liabilities of the Brinson High Grade Portfolio, and the distribution of such shares to the shareholders of the Brinson High Grade Portfolio in liquidation and dissolution of the Brinson High Grade Portfolio. (To be voted upon by the shareholders of the Brinson High Grade Portfolio only.)

            7. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Income Portfolio to the High Yield Portfolio of the Alliance Fund (the "Alliance High Yield Portfolio"), in exchange for shares of the Alliance High Yield Portfolio and the assumption by the Alliance High Yield Portfolio of stated liabilities of the Brinson High Income Portfolio, and the distribution of such shares to the shareholders of the Brinson High Income Portfolio in liquidation and dissolution of the Brinson High Income Portfolio. (To be voted upon by the shareholders of the Brinson High Income Portfolio only.)

            8. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Small Cap Portfolio to the Quasar Portfolio of the Alliance Fund (the "Alliance Quasar Portfolio"), in exchange for shares of the Alliance Quasar Portfolio and the assumption by the Alliance Quasar Portfolio of stated liabilities of the Brinson Small Cap Portfolio, and the distribution of such shares to the shareholders of the Brinson Small Cap Portfolio in liquidation and dissolution of the Brinson Small Cap Portfolio. (To be voted upon by the shareholders of the Brinson Small Cap Portfolio only.)

            9. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Strategic Income Portfolio to the Alliance Global Bond Portfolio, in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Strategic Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Strategic Income Portfolio in liquidation and dissolution of the Brinson Strategic Income Portfolio. (To be voted upon by the shareholders of the Brinson Strategic Income Portfolio only.)


            10. To transact such other business as may properly come before the meeting.

Attached to this notice are the Information Statement of [insurance company] and the Prospectus/Proxy Statement of the Alliance Fund. You are urged to read both of these statements before completing your ballot.


                                                    -------------------------
                                                    Amy R. Doberman
                                                    Secretary
                                                    Brinson Series Trust

August 27, 2001



--------------------------------------------------------------
It is important that your contract be represented. Please promptly mark your voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying envelope, which is addressed for your convenience. No postage is required if mailed in the United States. Your prompt response will help avoid the unnecessary expense of a further solicitation of ballots.

--------------------------------------------------------------

                      [________________] INSURANCE COMPANY

                        --------------------------------

                             INFORMATION STATEMENT
                       REGARDING A SPECIAL MEETING OF THE
                      SHAREHOLDERS OF BRINSON SERIES TRUST
                              BALANCED PORTFOLIO
                           GLOBAL EQUITY PORTFOLIO
                           GLOBAL INCOME PORTFOLIO
                         GROWTH AND INCOME PORTFOLIO
                               GROWTH PORTFOLIO
                      HIGH GRADE FIXED INCOME PORTFOLIO
                            HIGH INCOME PORTFOLIO
                             SMALL CAP PORTFOLIO
                          STRATEGIC INCOME PORTFOLIO


                         ------------------------------

                                August 27, 2001

                                    GENERAL

This information statement is furnished by [___________________] Insurance Company ("[___]"), a [State] life insurance company, to owners ("Contract Owners") of its variable annuity contracts ("Contracts") who had net purchase payments allocated to any of the Balanced Portfolio, the Global Equity Portfolio, the Global Income Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the High Grade Fixed Income Portfolio, the High Income Portfolio, the Small Cap Portfolio, and the Strategic Income Portfolio investment divisions of [___]'s Separate Account [__] (the "Separate Account") as of August 10, 2001 (the "Record Date"). The assets in each such investment division of the Separate Account (the "Divisions") are invested in the shares of beneficial interest of one or more of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio

(the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio") and the Strategic Income Portfolio (the "Brinson Strategic
Income Portfolio"), (each "Brinson Portfolio") each a series of Brinson Series Trust (the "Brinson Trust").

[Insurance Company] is required to offer Contract Owners the opportunity to instruct [___], as owner of all Brinson Trust shares held by the Separate Account, as to how it should vote on the proposals to be considered at the Special Meeting of the shareholders of one or more of the Brinson Portfolios referred to in the preceding notice, and at any adjournments thereof (collectively, the "Special Meeting").


The proposals to be considered at the Special Meeting are discussed in the enclosed Prospectus/Proxy Statement. Contract Owners are urged to read the enclosed Prospectus/Proxy Statement prior to completing the ballot.

[Insurance Company] is a[n indirect, wholly owned] subsidiary of [__________________]. The home office of [___] is located at [___________________], and the mailing address is [___________________].


This Information Statement and the accompanying ballot are being mailed to Contract Owners on or about September 4, 2001.


                             HOW TO INSTRUCT [____]

To instruct [____] as to how to vote their shares of beneficial interest of the Brinson Trust (the "Shares") held in the Divisions, Contract Owners are asked to promptly mark their voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying postage-paid envelope.


                  IF A BALLOT IS NOT MARKED TO INDICATE VOTING
                INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED,
                    IT WILL BE TREATED AS AN INSTRUCTION TO
               VOTE THE SHARES IN FAVOR OF EACH OF THE PROPOSALS.

The number of Shares held in the Divisions for which a Contract Owner may provide voting instructions (in the aggregate, "Shares Attributable to Contract Owners") was determined for each Division as of the Record Date by dividing (i) a Contract's account value (minus any contract indebtedness) allocable to the Division by (ii) the net asset value of one share of the respective Brinson Portfolio.


At any time prior to [___]'s voting of the Shares held in the Divisions at the Special Meeting, a Contract Owner may revoke his or her ballot with respect to any of the Divisions by written notice to [__________] or by properly executing a later-dated ballot.

                              HOW [____] WILL VOTE

[___________] will vote the Shares for which [_________] receives timely voting instructions from Contract Owners in accordance with those instructions. The Shares attributable to Contract Owners in each Division for which [______] receives no timely voting instructions will be voted by [___] for and against approval of a proposal, and as an abstention, in the same proportion as the Shares attributable to Contract Owners for which [___] receives voting instructions. Shares attributable to amounts retained by [___] in each Division will be voted in the same proportion as votes cast by Contract Owners in respect of each Division.

                                 OTHER MATTERS

[___] is not aware of any matters, other than the specified proposals, to be acted upon at the Special Meeting. If any other matters come before the Special Meeting, [___] will vote the Shares upon such matters in its discretion. Ballots may be solicited by employees of MIS Corporation and its subsidiaries. The solicitation will be by mail and may also be by telephone, telegram or personal interview.[__] reserves the right to vote for Adjournment of the Special Meeting for the purpose of further solicitation of ballots. MIS Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Contract Owners).


If the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments at the Special Meeting, in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions which have been voted in favor of the proposals and will vote against any such adjournment those voting instructions which have been voted against the proposal.

                                 [-------------------]
                                 [Secretary]

PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR CONTRACT BE REPRESENTED.

                              BRINSON SERIES TRUST

                               Balanced Portfolio
                             Global Equity Portfolio
                             Global Income Portfolio
                           Growth and Income Portfolio
                                Growth Portfolio
                        High Grade Fixed Income Portfolio
                              High Income Portfolio
                               Small Cap Portfolio
                           Strategic Income Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                 October 9, 2001

                              To the Shareholders:

            This is to notify you that a Special Meeting of Shareholders of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio"), each a series of Brinson Series Trust (the "Brinson Trust"), will be held on October 9, 2001 at 10:00 a.m. Eastern Time, at the offices of UBS PaineWebber Inc., 1285 Avenue of the Americas, New York, New York 10019, for the following purposes:


      1. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Balanced Portfolio to the Total Return Portfolio (the "Alliance Total Return Portfolio") of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"), in exchange for shares of the Alliance Total Return Portfolio and the assumption by the Alliance Total Return Portfolio of stated liabilities of the Brinson Balanced Portfolio, and the distribution of such shares to the shareholders of the Brinson Balanced Portfolio in liquidation and dissolution of the Brinson Balanced Portfolio. (To be voted upon by the shareholders of the Brinson Balanced Portfolio only.)

      2. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Equity Portfolio to the International Portfolio of the Alliance Fund (the "Alliance International Portfolio"), in exchange for shares of the Alliance International Portfolio and the assumption by the Alliance International Portfolio of stated liabilities of the Brinson Global Equity Portfolio, and the distribution of such shares to the shareholders of the Brinson Global

            Equity Portfolio in liquidation and dissolution of the Brinson Global Equity Portfolio. (To be voted upon by the shareholders of the Brinson Global Equity Portfolio only.)

      3. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Global Income Portfolio to the Global Bond Portfolio of the Alliance Fund (the "Alliance Global Bond Portfolio"), in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Global Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Global Income Portfolio in liquidation and dissolution of the Brinson Global Income Portfolio. (To be voted upon by the shareholders of the Brinson Global Income Portfolio only.)

      4. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth and Income Portfolio to the Growth and Income Portfolio of the Alliance Fund (the "Alliance Growth and Income Portfolio"), in exchange for shares of the Alliance Growth and Income Portfolio and the assumption by the Alliance Growth and Income Portfolio of stated liabilities of the Brinson Growth and Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth and Income Portfolio in liquidation and dissolution of the Brinson Growth and Income Portfolio. (To be voted upon by the shareholders of the Brinson Growth and Income Portfolio only.)

      5. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Growth Portfolio to the Growth Portfolio of the Alliance Fund (the "Alliance Growth Portfolio"), in exchange for shares of the Alliance Growth Portfolio and the assumption by the Alliance Growth Portfolio of stated liabilities of the Brinson Growth Portfolio, and the distribution of such shares to the shareholders of the Brinson Growth Portfolio in liquidation and dissolution of the Brinson Growth Portfolio. (To be voted upon by the shareholders of the Brinson Growth Portfolio only.)

      6. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Grade Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Fund (the "Alliance U.S./High Grade Portfolio"), in exchange for shares of the Alliance U.S./High Grade Portfolio and the assumption by the Alliance U.S./High Grade Portfolio of stated liabilities of the Brinson High Grade Portfolio, and the distribution of such shares to the shareholders of the Brinson High Grade Portfolio in liquidation and dissolution of the Brinson High Grade Portfolio. (To be voted upon by the shareholders of the Brinson High Grade Portfolio only.)

      7. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson High Income Portfolio to the High Yield Portfolio of the Alliance Fund (the "Alliance High Yield Portfolio"), in exchange for shares of the Alliance High Yield Portfolio and the assumption by the Alliance High Yield Portfolio of stated liabilities of the Brinson High Income

            Portfolio, and the distribution of such shares to the shareholders of the Brinson High Income Portfolio in liquidation and dissolution of the Brinson High Income Portfolio. (To be voted upon by the shareholders of the Brinson High Income Portfolio only.)

      8. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Small Cap Portfolio to the Quasar Portfolio of the Alliance Fund (the "Alliance Quasar Portfolio"), in exchange for shares of the Alliance Quasar Portfolio and the assumption by the Alliance Quasar Portfolio of stated liabilities of the Brinson Small Cap Portfolio, and the distribution of such shares to the shareholders of the Brinson Small Cap Portfolio in liquidation and dissolution of the Brinson Small Cap Portfolio. (To be voted upon by the shareholders of the Brinson Small Cap Portfolio only.)

      9. To approve or disapprove an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the Brinson Strategic Income Portfolio to the Alliance Global Bond Portfolio, in exchange for shares of the Alliance Global Bond Portfolio and the assumption by the Alliance Global Bond Portfolio of stated liabilities of the Brinson Strategic Income Portfolio, and the distribution of such shares to the shareholders of the Brinson Strategic Income Portfolio in liquidation and dissolution of the Brinson Strategic Income Portfolio. (To be voted upon by the shareholders of the Brinson Strategic Income Portfolio only.)


      10. To transact such other business as may properly come before the meeting.

            The Trustees of the Brinson Trust have fixed the close of business on August 10, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                       By order of the Board of Trustees,


                                       ----------------------------
                                       Amy R. Doberman
                                       Secretary

New York, New York
September 4, 2001

--------------------------------------------------------------------------------
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                           PROSPECTUS/PROXY STATEMENT

                                                             August 27, 2001


Acquisition of the assets of:       By and in exchange for shares of:
----------------------------        --------------------------------
Balanced Portfolio................. Total Return Portfolio
Global Equity Portfolio............ International Portfolio
Global Income Portfolio............ Global Bond Portfolio
Growth and Income Portfolio........ Growth and Income Portfolio
Growth Portfolio................... Growth Portfolio
High Grade Fixed Income Portfolio.. U.S. Government/High Grade Securities
                                    Portfolio
High Income Portfolio.............. High Yield Portfolio
Small Cap Portfolio................ Quasar Portfolio
Strategic Income Portfolio......... Global Bond Portfolio

each a series of                    each a series of

Brinson Series Trust                Alliance Variable Products Series Fund, Inc.
51 West 52nd Street                 1345 Avenue of the Americas
New York, New York 10019-6114       New York, New York 10105

      This Prospectus/Proxy Statement relates to the proposed mergers (each a "Merger" and, collectively, the "Mergers") of the Balanced Portfolio (the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "Brinson Global Equity Portfolio"), the Global Income Portfolio (the "Brinson Global Income Portfolio"), the Growth and Income Portfolio (the "Brinson Growth and Income Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), the High Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the High Income Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio (the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each an "Acquired Portfolio" or a "Brinson Portfolio"), each a series of Brinson Series Trust ("Brinson Trust") into, respectively, the Total Return Portfolio (the "Alliance Total Return Portfolio"), the International Portfolio (the "Alliance International Portfolio"), the Global Bond Portfolio (the "Alliance Global Bond Portfolio"), the Growth and Income Portfolio (the "Alliance Growth and Income Portfolio"), the Growth Portfolio (the "Alliance Growth Portfolio), the U.S. Government/High Grade Securities Portfolio (the "Alliance U.S./High Grade Portfolio"), the High Yield Portfolio (the "Alliance High Yield Portfolio"), the Quasar Portfolio (the "Alliance Quasar Portfolio"), and the Alliance Global Bond Portfolio (each an "Acquiring Portfolio" or an "Alliance Portfolio" and, collectively, together with the Brinson Portfolios, the "Portfolios"), each a series of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"). The Mergers are to be effected through the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of common stock of that Acquiring Portfolio (the "Merger Shares") and the assumption by that Acquiring Portfolio of certain stated liabilities of the Acquired Portfolio. This will be followed by the distribution of the relevant Merger Shares to the shareholders of the Acquired Portfolio and the liquidation and dissolution of the Acquired Portfolio. As a result of the proposed transaction, each shareholder of an Acquired Portfolio will receive in exchange for his or her Acquired Portfolio shares a number of Merger Shares of the corresponding class equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Acquired Portfolio shares. This means that you may end up with a different number of shares than you originally held, but the total dollar value of your shares will not be affected by the merger.

      Because shareholders of each Acquired Portfolio are being asked to approve transactions which will result in their receiving shares of the Acquiring Portfolio, this Proxy Statement also serves as a Prospectus for the Merger Shares of each Acquiring Portfolio.

      The Alliance Fund is an open-end series management investment company organized as a Maryland corporation with principal executive offices at 1345 Avenue of the Americas, New York, New York 10105.

      The investment objective of each Acquiring Portfolio is as follows:

1. Alliance Total Return Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

2. Alliance International Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Alliance International Portfolio attempts to increase its current income without assuming undue risk.


3. Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

4. Alliance Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

5. Alliance Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Alliance Growth Portfolio's objective.

6. Alliance U.S./High Grade Portfolio's investment objective is high current income consistent with preservation of capital.

7. Alliance High Yield Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance Capital Management, L.P. ("Alliance Capital"), the Alliance Portfolios' investment adviser. As a secondary objective, the Alliance High Yield Portfolio seeks capital appreciation.

8. Alliance Quasar Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Quasar Portfolio's objective.

      This Prospectus/Proxy Statement explains concisely what you should know before investing in an Acquiring Portfolio. Please read it carefully and keep it for future reference.

      The following documents have been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and are incorporated into this Prospectus/Proxy Statement by reference:

o the current Prospectus of the Brinson Trust, dated May 1, 2001 (the "Brinson Prospectus");

o The current Class A or Class B Prospectus of the Alliance Fund, as applicable, dated May 1, 2001 (each an "Alliance Prospectus"); and


o the Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 27, 2001 (the "Merger SAI").


      This Prospectus/Proxy Statement is accompanied by a copy of the Class A or Class B Alliance Prospectus, as applicable. For a free copy of the current Statement of Additional Information of the Alliance Fund, dated May 1, 2001 (the "Alliance SAI"); the Annual Reports to Shareholders of the Alliance Portfolios, including the Report of Independent Auditors and financial statements in respect of each Alliance Portfolio, for the year ended December 31, 2000 (the "Alliance Fund Annual Reports"); or the Merger SAI, please call 800-277-4618 or write to the Alliance Fund at:

Alliance Variable Products Series Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

      For a free copy of the Brinson Prospectus or the current Statement of Additional Information of the Brinson Trust dated May 1, 2001 (the "Brinson SAI"), please call 800-986-0088 or write to the Brinson Fund at:

Brinson Series Trust
51 West 52nd Street
New York, New York 10019-6114

You may lose money by investing in an Acquiring Portfolio. Any Acquiring Portfolio may not achieve its goals, and none of the Acquiring Portfolios is intended as a complete investment program. An investment in an Acquiring Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
OVERVIEW OF MERGER

Proposed Transaction

      Alliance Capital, the adviser and administrator to each Acquiring Portfolio, has served as sub-adviser to each Acquired Portfolio since October 10, 2000 pursuant to sub-advisory contracts with Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator for each Acquired Portfolio. Both the interim sub-advisory contract dated October 10, 2000 and the subsequent sub-advisory contract dated March 1, 2001 were approved by the Brinson Trust's Board of Trustees (the "Brinson Trustees"), and the subsequent sub-advisory contract was also approved by the shareholders of each Acquired Portfolio on March 1, 2001. Brinson Advisors proposed the Mergers to the Brinson Trustees at a meeting on July 25, 2001 because it believed that the relatively small size of each Acquired Portfolio made it difficult to manage it efficiently and no Acquired Portfolio was likely to achieve the asset growth needed to assure its economic viability in the near future. As a result, Brinson Advisors believed that continuing to operate each Acquired Portfolio as a stand-alone fund was no longer consistent with the best interests of the each Acquired Portfolio's shareholders. In addition, Brinson Advisors believed that each Acquired Portfolio's shareholders would benefit from the proposed Merger because each combined Portfolio would have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, while there can be no assurance that the Mergers will result in savings in operating expenses to shareholders, each Merger is expected to result in lower aggregate operating expenses than those currently borne by the Acquired Portfolios

      The Brinson Trustees and the Directors of the Alliance Fund (the "Alliance Directors") have approved the proposed mergers on behalf of their respective Portfolios. Each Merger is proposed to be accomplished pursuant to an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of the relevant Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of stated liabilities of the Acquired Portfolio, followed by the liquidation and dissolution of the Acquired Portfolio.


      As a result of the proposed Mergers, each Acquired Portfolio will receive a number of Class A or Class B Merger Shares of the corresponding Acquiring Portfolio equal in aggregate net asset value to the aggregate net asset value of the Acquired Portfolio being transferred that are attributable to the Class H or Class I shares of the Acquired Portfolio, respectively, as the case may be. Following the transfer, (i) the Acquired Portfolio will distribute to each of its Class H and Class I shareholders a number of full and fractional Class A or Class B Merger Shares equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's Class H and Class I Acquired Portfolio shares, respectively, as the case may be,and (ii) the Acquired Portfolio will be liquidated and dissolved.

      Shares of both the Acquired and the Acquiring Portfolios are sold without a front-end sales charge and are not subject to a contingent deferred sales charge ("CDSC"). You will not be charged a front-end sales load on the issuance of the Merger Shares, or a CDSC on Acquired Portfolio shares exchanged for Merger Shares.

      The Class H and Class I shares of the Acquired Portfolios have characteristics substantially similar to those of the corresponding classes of shares of the Acquiring Portfolios, as described in the Alliance Prospectus and the Brinson Prospectus. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value and, pursuant to separate Rule 12b-1 Plans adopted by the respective Portfolio, Class B and Class I shares each pay an annual distribution fee of 0.25% of average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such class without a vote of the shareholders.


      As described more fully below, the Brinson Trustees have approved, and recommend that shareholders of each Acquired Portfolio approve, the Mergers. For more information about the factors considered by the Brinson Trustees, see "Proposals -- Background and Reasons for the Proposed Mergers."

Operating Expenses

      As the following tables suggest, each Merger should result in the relevant Acquired Portfolio shareholders experiencing lower portfolio expenses. Of course, there can be no assurance that the Mergers will result in expense savings for shareholders. These tables summarize expenses for Class H and Class I shares, as applicable, for the Acquired Portfolios and Class A shares and Class B shares, as applicable, for the Acquiring Portfolios:

o that each Acquired Portfolio incurred during its fiscal year ended December 31, 2000;

o that each corresponding Acquiring Portfolio incurred during its fiscal year ended December 31, 2000; and

o that each corresponding Acquiring Portfolio would have incurred during such fiscal year, giving effect on a pro forma combined basis to the proposed Merger, as if the Merger had occurred as of the beginning of such fiscal year.(1)

      The tables are provided to help you understand your share of the operating expenses that each Portfolio incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in each Portfolio, and in each Acquiring Portfolio on a pro forma basis, over the specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a Portfolio, or in a particular class of shares, with the costs of investing in other mutual funds.

      Please note that neither the tables nor the examples reflect any charges or expenses that may be applicable


----------
(1) The pro forma information for the High Income Portfolio and the Strategic Income Portfolio reflect the expected redemptions, in connection with the Mergers, of Brinson's investment in the relevant Acquired Portfolio.

to your insurance contract. If such charges or expenses were reflected, the costs shown would be higher.

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                      Expenses as of 12/31/00     Expenses as of 12/31/00     Pro Forma Expenses
                                                         Brinson Balanced          Alliance Total Return     Alliance Total Return
                                                            Portfolio                    Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                        Class H        Class I       Class A       Class B      Class A     Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                        0.75%       0.75%            0.63%        0.63%         0.63%       0.63%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                             0.00%       0.25%            0.00%        0.25%         0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                         0.59%       0.57%            0.24%        0.24%**       0.19%       0.19%**
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                   1.34%       1.57%            0.87%        1.12%         0.82%       1.07%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                           0.00%       0.03%*           0.00%        0.00%         0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                           1.34%       1.54%*           0.87%        1.12%         0.82%       1.07%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Because Class B is being established in connection with the merger, Other Expenses shown are estimates based on the Alliance Total Return Portfolio's Class A Shares.

Example of Fund Expenses:


      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                            1 Year                 3 Years                 5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
       Brinson Balanced
       Portfolio
------------------------------------------------------------------------------------------------------------------------------------

       Class H                               $136                    $425                    $734                   $1,613
------------------------------------------------------------------------------------------------------------------------------------

       Class I                               $157                    $493                    $852                   $1,865
------------------------------------------------------------------------------------------------------------------------------------

       Alliance Total Return
       Portfolio
------------------------------------------------------------------------------------------------------------------------------------

       Class A                               $ 89                    $278                    $482                   $1,073
------------------------------------------------------------------------------------------------------------------------------------


       Class B                               $114                    $356                    $617                   $1,363
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
       Alliance Total Return
       Portfolio
------------------------------------------------------------------------------------------------------------------------------------

       Class A                               $ 84                    $262                    $455                   $1,014
------------------------------------------------------------------------------------------------------------------------------------

       Class B                               $109                    $340                    $590                   $1,306
------------------------------------------------------------------------------------------------------------------------------------


                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                     Brinson Global Equity     Alliance International     Alliance International
                                                           Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.75%        0.75%         1.00%        1.00%         1.00%        1.00%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%        0.25%         0.00%        0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.99%        1.01%         0.34%        0.34%***      0.34%        0.34%***
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.74%        2.01%         1.34%        1.59%         1.34%        1.59%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.03%*        0.39%**      0.39%         0.39%**      0.39%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.74%        1.98%*        0.95%**      1.20%         0.95%**      1.20%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.


** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.


*** Because Class B is being established in connection with the merger, Other Expenses shown are estimates based on the Alliance International Portfolio's Class A Shares.

Example of Fund Expenses:


      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:



------------------------------------------------------------------------------------------------------------------------------------
                                               1 Year                 3 Years                 5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Global Equity
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                                 $177                   $548                    $  944                 $2,052
------------------------------------------------------------------------------------------------------------------------------------

        Class I                                 $201                   $628                    $1,080                 $2,335
------------------------------------------------------------------------------------------------------------------------------------

        Alliance International
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                                 $ 97                   $386                    $  697                 $1,579
------------------------------------------------------------------------------------------------------------------------------------

        Class B                                 $122                   $465                    $  834                 $1,888
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance International
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                                 $ 97                   $386                    $  697                 $1,579
------------------------------------------------------------------------------------------------------------------------------------

        Class B                                 $122                   $465                    $  834                 $1,888
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                     Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                      Brinson Global Income      Alliance Global Bond       Alliance Global Bond
                                                            Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                               Class H                    Class A                    Class A
       (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.75%                      0.65%                      0.65%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                                    0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                                1.80%                      0.41%                      0.41%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                          2.55%                      1.06%                      1.06%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                                  0.00%                      0.04%**                    0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                                  2.55%                      1.02%**                    1.06%
------------------------------------------------------------------------------------------------------------------------------------

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.


Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:



------------------------------------------------------------------------------------------------------------------------------------
                                            1 Year                 3 Years                5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Global Income
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                              $258                    $793                  $1,355                   $2,885
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $104                    $325                  $  563                   $1,248
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $108                    $337                  $  585                   $1,294
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                      Brinson Growth and         Alliance Growth and        Alliance Growth and
                                                       Income Portfolio           Income Portfolio           Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.70%        0.70%         0.63%         0.63%        0.63%         0.63%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%         0.25%        0.00%         0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.44%        0.42%         0.06%         0.07%        0.05%         0.05%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.14%        1.37%         0.69%         0.95%        0.68%         0.93%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.04%*        0.00%         0.00%        0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.14%        1.33%*        0.69%         0.95%        0.68%         0.93%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                            1 Year                 3 Years                 5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Growth and
        Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                              $116                    $362                    $628                   $1,386
------------------------------------------------------------------------------------------------------------------------------------

        Class I                              $135                    $430                    $746                   $1,643
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Growth and
        Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $ 70                    $221                    $384                   $  859
------------------------------------------------------------------------------------------------------------------------------------

        Class B                              $ 97                    $303                    $525                   $1,167
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Growth and
        Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                              $ 69                    $218                    $379                   $  847
------------------------------------------------------------------------------------------------------------------------------------

        Class B                              $ 95                    $296                    $515                   $1,143
------------------------------------------------------------------------------------------------------------------------------------

                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                   Brinson Growth Portfolio   Alliance Growth Portfolio  Alliance Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.75%        0.75%         0.75%         0.75%        0.75%         0.75%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%         0.25%        0.00%         0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.36%        0.41%         0.06%         0.08%        0.07%         0.07%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.11%        1.41%         0.81%         1.08%        0.82%         1.07%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.04%*        0.00%         0.00%        0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.11%        1.37%*        0.81%         1.08%        0.82%         1.07%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year                3 Years                  5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                             $113                   $353                     $612                    $1,352
------------------------------------------------------------------------------------------------------------------------------------

        Class I                             $139                   $442                     $767                    $1,687
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Growth
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $ 83                   $259                     $450                    $1,002
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $110                   $343                     $595                    $1,318
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Growth
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $ 84                   $262                     $455                    $1,014
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $109                   $340                     $590                    $1,306
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                      Brinson High Grade      Alliance U.S./High Grade   Alliance U.S./High Grade
                                                           Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                              Class H                    Class A                    Class A
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                              0.50%                      0.60%                      0.60%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                                   0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                               2.23%                      0.35%                      0.32%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                         2.73%                      0.95%                      0.92%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                                 0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                                 2.73%                      0.95%                      0.92%
------------------------------------------------------------------------------------------------------------------------------------


Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

------------------------------------------------------------------------------------------------------------------------------------
                                       1 Year                3 Years                   5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson High Grade
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                         $276                   $847                     $1,445                      $3,061
------------------------------------------------------------------------------------------------------------------------------------

        Alliance U.S./High
        Grade Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $ 97                   $303                     $  525                       $1,166
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance U.S./High
        Grade Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $ 94                   $293                     $  509                       $1,131
------------------------------------------------------------------------------------------------------------------------------------

                                                 Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                     Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                       Brinson High Income        Alliance High Yield        Alliance High Yield
                                                            Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                               Class H                    Class A                    Class A
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.50%                      0.75%                      0.75%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                                    0.00%                      0.00%                      0.00%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                                0.78%                      0.67%                      0.51%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                          1.28%                      1.42%                      1.26%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                                  0.00%                      0.47%**                    0.31%**
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                                  1.28%                      0.95%**                    0.95%**
------------------------------------------------------------------------------------------------------------------------------------

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:


------------------------------------------------------------------------------------------------------------------------------------
                                          1 Year                  3 Years                     5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson High Income
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                            $130                     $406                        $702                   $1,545
------------------------------------------------------------------------------------------------------------------------------------

        Alliance High Yield
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                            $ 97                     $403                        $732                   $1,661
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance High Yield
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                            $ 97                     $369                        $662                   $1,495
------------------------------------------------------------------------------------------------------------------------------------

                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                     Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                        Brinson Small Cap            Alliance Quasar           Alliance Quasar
                                                           Portfolio                   Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                        Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                        1.00%        1.00%         1.00%        1.00%         1.00%        1.00%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                             0.00%        0.25%         0.00%        0.25%         0.00%        0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                         1.21%        1.21%         0.14%        0.16%         0.11%        0.11%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                   2.21%        2.46%         1.14%        1.41%         1.11%        1.36%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                           0.00%        0.02%*        0.19%**      0.21%**       0.16%**      0.16%**
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                           2.21%        2.44%*        0.95%**      1.20%**       0.95%**      1.20%**
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

Example of Fund Expenses:


      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above), and, except as indicated, redemption at the end of each time period:

------------------------------------------------------------------------------------------------------------------------------------
                                       1 Year                     3 Years                   5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Small Cap
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                         $224                        $691                     $1,185                   $2,544
------------------------------------------------------------------------------------------------------------------------------------

        Class I                         $247                        $765                     $1,309                   $2,795
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Quasar
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $116                        $322                      $544                    $1,184
------------------------------------------------------------------------------------------------------------------------------------

        Class B                         $144                        $401                      $678                    $1,460
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Quasar
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                         $ 97                        $337                      $596                    $1,337
------------------------------------------------------------------------------------------------------------------------------------

        Class B                         $122                        $415                      $731                    $1,632
------------------------------------------------------------------------------------------------------------------------------------

                                                  Annual Fund Operating Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                                    Expenses as of 12/31/00    Expenses as of 12/31/00      Pro Forma Expenses
                                                   Brinson Strategic Income     Alliance Global Bond       Alliance Global Bond
                                                           Portfolio                  Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses                       Class H       Class I      Class A       Class B      Class A       Class B
    (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.75%        0.75%         0.65%        0.65%         0.65%         0.65%
------------------------------------------------------------------------------------------------------------------------------------

12b-1 Fees                                            0.00%        0.25%         0.00%        0.25%         0.00%         0.25%
------------------------------------------------------------------------------------------------------------------------------------

Other Expenses                                        0.84%        0.83%         0.41%        0.41%         0.41%         0.41%
------------------------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                  1.59%        1.83%         1.06%        1.35%         1.06%         1.31%
------------------------------------------------------------------------------------------------------------------------------------

Waiver/Expense Reimbursement                          0.00%        0.03%*        0.04%**      0.04%**       0.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Net Expenses                                          1.59%        1.80%*        1.02%**      1.31%**       1.06%         1.31%
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to a voluntary fee waiver which was terminated during the 2000 fiscal year.

** Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver was terminated during the 2000 fiscal year.


Example of Fund Expenses:

      An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses (reflecting, for the first year only, the contractual waiver described above) and, except as indicated, redemption at the end of each time period:



------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year                  3 Years                  5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

Current Expenses
        Brinson Strategic Income
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class H                             $162                     $502                     $866                   $1,889
------------------------------------------------------------------------------------------------------------------------------------

        Class I                             $183                     $573                     $988                   $2,145
------------------------------------------------------------------------------------------------------------------------------------

        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $104                     $333                     $581                   $1,291
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $133                     $424                     $736                   $1,623
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Expenses
        Alliance Global Bond
        Portfolio
------------------------------------------------------------------------------------------------------------------------------------

        Class A                             $108                     $337                     $585                   $1,294
------------------------------------------------------------------------------------------------------------------------------------

        Class B                             $133                     $415                     $718                   $1,579
------------------------------------------------------------------------------------------------------------------------------------

Federal Income Tax Consequences

      As long as the contracts funded through the separate accounts of the insurance company shareholders (the "Contracts") qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Mergers will not create any tax liability for owners of Contracts ("Contract Owners").


      For federal income tax purposes, all of the Mergers are expected to be tax-free reorganizations. Accordingly, no gain or loss is expected to be recognized by any Acquired Portfolio or its shareholders as a result of each Merger, and the aggregate tax basis of the Merger Shares received by each Acquired Portfolio shareholder will be the same as the aggregate tax basis of the shareholder's Acquired Portfolio shares.


      For more information about the federal income tax consequences of the Merger, see "Information about the Mergers--Federal Income Tax Consequences."

Comparison of Investment Objectives, Policies and Restrictions

      At meetings held on November 7, 2000, and February 14, 2001, the Brinson Trustees approved changes in the non-fundamental investment policies (the policies that can be changed without shareholder approval) of each Brinson Portfolio to conform to those of the corresponding Alliance Portfolio to the extent practical.


      Exceptions to this general rule concern the Brinson Small Cap Portfolio, the Brinson Global Equity Portfolio and the Brinson Strategic Income Portfolio. The name of the Brinson Small Cap Portfolio requires it to invest at least 65% of its total assets in equity securities of small capitalization companies, which it defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The Alliance Quasar Portfolio has no corresponding restriction, although at present it emphasizes investments in small cap companies, which it also defines as companies having market capitalizations of up to $1.5 billion. The Brinson Global Equity Portfolio's name permits it to include securities of U.S. issuers as part of its normal portfolio investments. The Alliance International Portfolio in general may not invest in the securities of U.S. issuers. The Brinson Strategic Income Portfolio's policy of allocating its investments among three different market sectors, while not required by its name, also has not been changed. The Alliance Global Bond Portfolio is not require to make such an allocation of investments.


      To the extent that a Brinson Portfolio has fundamental policies (policies that cannot be changed without the approval of shareholders) that are less restrictive than the fundamental policies of the corresponding Alliance Portfolio, the Brinson Trustees adopted as non-fundamental policies the more restrictive policies of the corresponding Alliance Portfolio. To the extent that the fundamental restrictions of a Brinson Portfolio were more restrictive than those of the corresponding Alliance Portfolio, such differences remain.

      Each Acquired Portfolio's investment objective, while not identical to, is generally similar to that of the corresponding Acquiring Portfolio. As a result of the actions of the Brinson Trustees described above, most of the Acquired Portfolios now have investment policies that are substantially similar to those of the corresponding Acquiring Portfolio. The investment objectives of each Acquired

Portfolio and its corresponding Acquiring Portfolio, and certain differences in their fundamental restrictions, are summarized below.(2) Comparisons of the Portfolios' average annual total returns are also provided. For a more detailed description of the investment strategies, policies and restrictions of each Acquiring Portfolio, please see the Alliance Prospectus. For a more detailed description of the investment strategies, policies, and restrictions of each Acquired Portfolio, please see the Brinson Prospectus. For information concerning the risks associated with investments in the various Portfolios, see "Risk Factors," below.

Brinson Balanced Portfolio vs. Alliance Total Return Portfolio

      The Brinson Balanced Portfolio and the Alliance Total Return Portfolio have similar investment objectives. The Alliance Total Return Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Brinson Balanced Portfolio's investment objective is high total return with low volatility. Both Portfolios invest in common and preferred stocks, U.S. government and agency obligations, bonds and fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics) in such proportions and of such type as Alliance Capital deems best adapted to its current economic and market outlooks. The percentage of each Portfolio's assets invested in each type of security at any time is determined by Alliance Capital, except that the Brinson Balanced Portfolio maintains a fixed income allocation (including bonds and cash) of at least 25%.

      The average annual total return for the Brinson Balanced Portfolio and the Alliance Total Return Portfolio for certain periods is set forth in the chart below.


                     Average Annual Total Return Comparison
                                As of 12/31/00*

                                                                    Since
                           1 Year      5 Years      10 Years       12/28/92**
                           ------     ---------     --------       --------
Brinson Balanced
Portfolio................   0.34%       11.73%       10.86%           10.07%

Alliance Total
Return Portfolio.........  12.52%       14.36%         N/A            12.42%


* Performance shown is for Class H shares of the Brinson Balanced Portfolio and Class A shares of the Alliance Total Return Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Total Return Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance Total Return Portfolio.

      The Brinson Balanced Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or invest in real estate. The Alliance Total Return Portfolio has no such restrictions.

Brinson Global Equity Portfolio vs. Alliance International Portfolio

      The Brinson Global Equity Portfolio and the Alliance International Portfolio both

----------
(2) One difference is that the Brinson Portfolios may invest in the securities of other investment companies and certain of the Brinson Portfolios in connection with their securities lending activities invest in Brinson Private Money Fund LLC. Certain Alliance Portfolios' (the Alliance Global Bond Portfolio, the Alliance U.S./High Grade Portfolio and the Alliance High Yield Portfolio) fundamental restrictions prohibit such investments.

seek long-term growth of capital. The two Portfolios, however, have different specific investment objectives and use different strategies with respect to their investments in U.S. companies in seeking to achieve their objectives.

      The Alliance International Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and in foreign government securities. As a secondary objective, the Alliance International Portfolio attempts to increase its current income without assuming undue risk. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

      The Brinson Global Equity Portfolio's investment objective is long-term capital appreciation. The Brinson Global Equity Portfolio's investments are similar to those of the Alliance International Portfolio, except that the Brinson Global Equity Portfolio also invests in equity securities of U.S. companies and, under normal circumstances, invests at least 65% of its total assets in common stocks and securities convertible into common stocks.

      The average annual total return for the Brinson Global Equity Portfolio and the Alliance International Portfolio for certain periods is set forth in the chart below.


                     Average Annual Total Return Comparison
                                 As of 12/31/00*

                                                                       Since
                             1 Year        5 Years       10 Years     12/28/92**
                             ------       ---------      --------      --------

Brinson Global Equity
Portfolio................    (9.69)%        8.42%          5.64%          6.52%

Alliance International
Portfolio................   (19.86)%        7.08%          N/A            9.08%


* Performance shown is for Class H shares of the Brinson Global Equity Portfolio and Class A shares of the Alliance International Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance International Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance International Portfolio.

      The Alliance International Portfolio has a fundamental restriction prohibiting investment in other investment companies, whereas Brinson Global Equity Portfolio has no such fundamental restriction.

      The Brinson Global Equity Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements. The Alliance International Portfolio has no such restrictions.

Brinson Global Income Portfolio vs. Alliance Global Bond Portfolio

      The Brinson Global Income Portfolio and the Alliance Global Bond Portfolio have similar investment objectives in that both seek high current income and capital appreciation. The Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Brinson Global Income Portfolio's investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.

      Both Portfolios invest in debt securities of U.S. or non-U.S. governments, supranational entities, U.S. and non-U.S. companies and commercial paper of banks and bank holding companies. Both Portfolios' foreign investments are generally denominated in foreign currencies, including the Euro. Normally, each Portfolio invests at least 65% of its total assets in debt securities of at least three (and usually considerably more) countries and invests approximately 25% of its total assets in U.S. dollar denominated debt securities. The average weighted maturity of each Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

      AIGAM International Limited ("AIGAM") serves as sub-adviser for the Alliance Global Bond Portfolio. More information about AIGAM is set forth in the Alliance Prospectus that accompanies this Prospectus/Proxy Statement.

      The average annual total return for the Brinson Global Income Portfolio and the Alliance Global Bond Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                 As of 12/31/00*


                                                                       Since
                             1 Year        5 Years       10 Years     07/15/91**
                             ------       ---------      --------     --------

Brinson Global Income
Portfolio................     4.87%         3.86%          5.40%         6.49%
Alliance Global
Bond Portfolio...........     1.17%          2.99%         N/A           6.24%


* Performance shown is for Class H shares of the Brinson Global Income Portfolio and Class A shares of the Alliance Global Bond Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Global Bond Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance Global Bond Portfolio.

      Both Portfolios are "non-diversified." This means that each Portfolio may invest more of its assets in the securities of fewer companies than a diversified portfolio. This increases each Portfolio's vulnerability to factors affecting a single investment and can result in greater losses and volatility.

      The Alliance Global Bond Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of an open-end investment company, whereas Brinson Global Income Portfolio has no such fundamental restriction.

Brinson Growth and Income Portfolio vs. Alliance Growth and Income Portfolio

      The Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio have similar investment objectives. The Alliance Growth and Income Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Brinson Growth and Income Portfolio's investment objective is current income and capital growth.

      Both Portfolios invest primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. When the economic outlook is unfavorable for common stocks, each Portfolio may invest in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. Each

Portfolio may invest in foreign securities, although the Brinson Growth and Income Portfolio is more limited in that it may invest only up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Because investing in foreign securities entails certain political and economic risks, both Portfolios restrict investments in these securities to issues of high quality.

      The average annual total return for the Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                 As of 12/31/00*

                                                                      Since
                                       1 Year         5 Years        01/02/92**
                                       ------        ---------       --------

Brinson Growth and
Income Portfolio......                 (4.87)%          14.58%         10.44%

Alliance Growth and
Income Portfolio......                 13.89%           19.63%         16.64%

* Performance shown is for Class H shares of the Brinson Growth and Income Portfolio and Class A shares of the Alliance Growth and Income Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Growth and Income Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Growth and Income Portfolio. Performance shown in this column for the Alliance Growth and Income Portfolio is from 12/31/91, the month end closest to the Brinson Growth and Income Portfolio's inception date. The performance of the Alliance Growth and Income Portfolio from its inception, on January 14, 1991, is 15.30%.

      The Brinson Growth and Income Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; engage in the business of underwriting securities; or invest in commodities or real estate. The Alliance Growth and Income Portfolio has no such restrictions, although its investments in repurchase agreements are limited to 10% of its total assets.

Brinson Growth Portfolio vs. Alliance Growth Portfolio

      The Brinson Growth Portfolio and the Alliance Growth Portfolio have very similar investment objectives. The Alliance Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Brinson Growth Portfolio's investment objective is long-term capital appreciation. Both Portfolios invest primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. Both Portfolios emphasize investments in large- and mid-cap companies.

      The average annual total return for the Brinson Growth Portfolio and the Alliance Growth Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                 As of 12/31/00*


                                                                   Since
                                 1 Year      5 Years   10 Years   09/15/94**
                                 ------     ---------  --------   --------

Brinson Growth
Portfolio ...............       (20.17)%     13.79%     14.92%     13.59%
Alliance Growth
Portfolio ...............       (17.51)%     18.99%     N/A        21.42%


* Performance shown is for Class H shares of the Brinson Growth Portfolio and Class A shares of the Alliance Growth Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Growth Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Alliance Growth Portfolio.

      The Brinson Growth Portfolio may not invest in commodities. The Alliance Growth Portfolio has no such restriction.

Brinson High Grade Portfolio vs. Alliance U.S./High Grade Portfolio

      The Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio have very similar investment objectives. The Alliance U.S./High Grade Portfolio's investment objective is high current income consistent with preservation of capital. The Brinson High Grade Portfolio's primary investment objective is current income; capital appreciation is a secondary investment objective. Both Portfolios invest primarily in U.S. government securities (including those backed by mortgages), repurchase agreements and forward contracts relating to U.S. government securities and other high-grade debt securities (including non-U.S. government mortgage- and asset-backed securities) that are, at the time of purchase, rated within one of the three highest grades assigned by S&P, or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality.

      The average annual total return for the Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 12/31/00*

                                                                     Since
                                    1 Year         5 Years          11/08/93**
                                    ------        ---------         --------

Brinson High Grade
Portfolio....                        8.48%          4.10%            3.39%

Alliance U.S./High
Grade Securities
Portfolio.....                      11.08%          5.50%            5.54%

* Performance shown is for Class H shares of the Brinson High Grade Portfolio and Class A shares of the Alliance U.S./High Grade Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance U.S./High Grade Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson High Grade Portfolio. Performance shown in this column for the Alliance U.S./High Grade Securities Portfolio is from 10/31/98, the month end closest to the Brinson High Grade Portfolio's inception date. The performance of the Alliance U.S./High Grade Portfolio from its inception, on September 17, 1992, is 5.95%.

      The Alliance U.S./High Grade Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of any other investment company, whereas Brinson High Grade Portfolio has no such fundamental restriction.

      The Brinson High Grade Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or engage in the business of underwriting securities. The Alliance U.S./High Grade Portfolio has no such restrictions.

Brinson High Income Portfolio vs. Alliance High Yield Portfolio

      The Brinson High Income Portfolio and the Alliance High Yield Portfolio have similar investment objectives in that both focus primarily on high current income. The Alliance High Yield Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by

Alliance Capital. As a secondary objective, the Alliance High Yield Portfolio seeks capital appreciation. The Brinson High Income Portfolio's investment objective is to provide high income. Both Portfolios invest in a diversified mix of high-yield, high-risk debt securities rated below investment grade (commonly known as "junk bonds"). Each Portfolio normally invests at least 65% of its total assets in high-yield corporate bonds that, at the time of purchase, are rated at least BBB or lower by S&P, Baa or lower by Moody's, are comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital. The Portfolios normally do not invest in bonds that are rated below CCC by S&P, Caa by Moody's, comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital.

      The average annual total return for the Brinson High Income Portfolio and the Alliance High Yield Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 12/31/00*

                                        Since
                            1 Year     09/28/98**
                            ------     --------

Brinson High Income
Portfolio....              (15.14)%    (2.67)%

Alliance High
Yield Portfolio.....        (5.15)%    (3.27)%

* Performance shown is for Class H shares of the Brinson High Income Portfolio and Class A shares of the Alliance High Yield Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance U.S. High Yield Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson High Income Portfolio. Performance shown in this column for the Alliance High Yield Portfolio is from 9/30/98, the month end closest to the Brinson High Income Portfolio's inception date. The performance of the Alliance High Yield Portfolio from its inception, on October 27, 1997, is (2.61)%.

      The Alliance High Yield Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of any other investment company, whereas Brinson High Income Portfolio has no such fundamental restriction.

      The Brinson High Income Portfolio may not make loans except through loans of portfolio securities or through repurchase agreements; or invest in commodities. In addition, the Brinson Portfolio may only invest 25% of its portfolio in U.S. dollar denominated securities of foreign issuers and 20% of its total assets in securities denominated in foreign currencies. The Alliance High Yield Portfolio has no such restrictions.

      The Brinson High Income Portfolio may write covered call options provided that the amount does not exceed 25% of its total assets and may write covered put options provided that the amount does not exceed 15% of its total assets. The Alliance High Yield Portfolio may write call and put options provided that the aggregate value of its portfolio securities subject to outstanding options does not exceed 15% of its total assets.

Brinson Small Cap Portfolio vs. Alliance Quasar Portfolio

      The Brinson Small Cap Portfolio and the Alliance Quasar Portfolio have similar investment objectives in that both seek long-term growth of capital. The Alliance Quasar Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Brinson Small Cap Portfolio's investment objective is long-term capital appreciation. The Brinson Small Cap Portfolio's name requires that it normally invest at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which it defines as companies having market capitalizations of up to $1.5 billion at the time of purchase. The Alliance Quasar Portfolio has no corresponding restriction, although at present it emphasizes investments in small cap companies, which it defines as companies having market capitalizations of up to $1.5 billion. As of June 30, 2001, approximately 96.8% of the Alliance Quasar Portfolio's total assets were invested in small cap companies. Current income is only an incidental consideration in selecting investments for both Portfolios.

      The Alliance Quasar Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth and may invest in both well-known, established companies and new, unseasoned companies. The Alliance Quasar Portfolio also may invest in non-convertible bonds, preferred stocks and foreign securities. The Brinson Small Cap Portfolio, subject to the requirement that it normally invest at least 65% of its total assets in equity securities of small cap companies, has similar investment policies. Both Portfolios may invest in securities of foreign issuers, although the Brinson Small Cap Portfolio limits these investments to no more than 25% of its total assets and further limits such investments to U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Both Portfolios may invest in special situations which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

      The average annual total return for the Brinson Small Cap Portfolio and the Alliance Quasar Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 12/31/00*

                                           Since
                             1 Year       09/28/98**
                             ------       --------

Brinson Small Cap
Portfolio....                14.21%        22.40%

Alliance Quasar
Portfolio.....              (6.09)%        11.18%

* Performance shown is for Class H shares of the Brinson Small Cap Portfolio and Class A shares of the Alliance Quasar Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Quasar Portfolio's performance, including information about waivers/reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Small Cap Portfolio. Performance shown in this column for the Alliance Quasar Portfolio is from 9/30/98, the month end closest to the Brinson Small Cap Portfolio's inception date. The performance of the Alliance Quasar Portfolio from its inception, on August 15, 1996, is 6.59%.

Brinson Strategic Income Portfolio vs. Alliance Global Bond Portfolio

      The Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio have similar investment objectives in that both seek current income and capital appreciation. The Alliance Global Bond Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Brinson Strategic Income Portfolio's investment objective is to achieve a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation.

      Both Portfolios invest in debt securities of U.S. or non-U.S. governments, supranational entities, and U.S. and non-U.S. companies. The Portfolios' foreign investments are generally denominated in foreign currencies, including the Euro. Both Portfolios limit their investments to high-quality bonds and also normally invest at least 65% of their total assets in debt securities of at least three (and usually considerably more) countries and approximately 25% of their total assets in U.S. dollar denominated debt securities. Both Portfolios also normally maintain an average weighted maturity for fixed-income investments of between one year or less and ten years.

      AIGAM serves as sub-adviser for the Alliance Global Bond Portfolio. More information about AIGAM is set forth in the Alliance Prospectus that accompanies this Prospectus/Proxy Statement.

      The average annual total return for the Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio for certain periods is set forth in the chart below.

                     Average Annual Total Return Comparison
                                As of 12/31/00*

                                                     Since
                         1 Year       5 Years       9/28/98**
                         ------       -------       -------
Brinson Strategic
Income Portfolio....      1.00%        N/A            2.54%

Alliance Global
Bond Portfolio......      1.17%        2.99%         (1.62)%

* Performance shown is for Class H shares of the Brinson Strategic Income Portfolio and Class A shares of the Alliance Global Bond Portfolio and does not reflect any insurance account related charges or expenses. For further information about the Alliance Global Bond Portfolio's performance, including information about waivers/ reimbursements that affect the Portfolio's performance, see the Alliance Prospectus.

** The commencement of operations of the Brinson Strategic Income Portfolio. Performance shown in this column for the Alliance Global Bond Portfolio is from 9/30/98, the month end closest to the Brinson Strategic Income Portfolio's inception date. The performance of the Alliance Global Bond Portfolio from its inception, on July 15, 1991, is 6.24%.

      Both Portfolios are non-diversified. This means that each Portfolio may invest more of its assets in the securities of fewer companies than a diversified portfolio. This increases each Portfolio's vulnerability to factors affecting a single investment and can result in greater losses and volatility.

      The Alliance Global Bond Portfolio has a fundamental restriction prohibiting investment in a security if, as a result, it would own any securities of an open-end investment company, whereas Brinson Strategic Income Portfolio has no such fundamental restriction.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

      Each of the Portfolios declares and pays dividends and net realized capital gains at least annually. Both the Brinson Trust and the Alliance Fund make income and capital gains distributions in shares of each Portfolio. It is expected that, shortly prior to the closing date of each Agreement and Plan of Acquisition and Termination (the "Closing Date"), each of the Acquired Portfolios will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

      The Acquired Portfolios and the Acquiring Portfolios have substantially the same procedures for purchasing shares. Each of the Portfolios offers its shares to the separate accounts of life insurance companies ("Accounts"). Each day on which a Portfolio's net asset value is calculated, the Accounts transmit to that Portfolio any orders to purchase or redeem shares of that Portfolio based upon the purchase payments, redemption (surrender) requests and transfer requests from Contract Owners which are priced as of that day. The Portfolios may also suspend redemptions, if permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), for any period during which the New York Stock Exchange ("NYSE") is closed or during which trading is restricted by the SEC for the protection of a Portfolio's shareholders. Each Account purchases either Class H or Class I shares of a Brinson Portfolio, or Class A or Class B shares of an Alliance Portfolio as applicable. Class H and Class A shares are sold and redeemed at net asset value and do not pay any 12b-1 fees. Class I and Class B shares are also sold and redeemed at net asset value and pay annual distribution fees of 0.25% of their average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such shares without a vote of the shareholders.

      Shares of each Brinson Portfolio can be exchanged for shares of the same class of any other Brinson Portfolio, provided that the relevant separate account invests in both Portfolios. Although the shares of the Alliance Portfolios cannot be exchanged for shares of the same class of another Alliance Portfolio, the shareholders can redeem shares of one Alliance Portfolio and purchase shares of another Alliance Portfolio.

      See the Alliance Prospectus and Alliance SAI and the Brinson Prospectus and the Brinson SAI for further information.

Investment Advisors

      Brinson Advisors is the investment manager and administrator for each of the Brinson Portfolios. Alliance Capital is the sub-adviser for each Brinson Portfolio.

      Alliance Capital is the investment adviser of each of the Alliance Portfolios. AIGAM, is the sub-adviser for the Alliance Global Bond Portfolio.

================================================================================
SUMMARY OF PRINCIPAL RISKS

      Certain risks associated with an investment in the Acquiring Portfolios are summarized below. As described above under "Comparison of Investment Objectives, Policies and Restrictions", the investment policies of the Acquired Portfolios, with some exceptions, have generally been conformed to those of the corresponding Acquiring Portfolios. Therefore, subject to such limited exceptions, the risks of an investment in an Acquiring Portfolio are substantially similar to the risks of an investment in the corresponding Acquired Portfolio. More detailed descriptions of the risks associated with an investment in an Acquiring Portfolio can be found in the Alliance Prospectus and the Alliance SAI. The value of your investment in an Acquiring Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to each risk are summarized in a chart at the end of this section. Each of the Acquiring Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time.

Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments in such securities to decline.

      Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk is, however, generally greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities. Interest rate risk is also generally greater for Portfolios that invest in debt securities with longer maturities. Such risk may also be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk is also likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. High-yield, high-risk debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements and are predominately speculative credit risks.

      Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or which are in default. Portfolios that invest in foreign debt securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

Industry Risk This is the risk of investing in a particular industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

Business Sector Risk This is the risk of investing in a particular business sector. Market or economic factors affecting that sector could have a major effect on the value of a Portfolio's investments.

Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in small-to-mid-cap companies may be more volatile than investments in large-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

Foreign Risk This is the risk of investing in issuers located in foreign countries. All Portfolios that invest in foreign securities are subject to this risk. A Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as are U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign currency denominated investments are subject to this risk.

Country or Geographic Risk This is the risk of investing in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

      Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations, such as Brady Bonds. Investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia and Venezuela, have a history of political and economic instability.

Leveraging Risk When a Portfolio borrows money or otherwise leverages its assets, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Derivatives Risk The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance Capital will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risks than if used solely for hedging purposes. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying assets, rates or indices.

Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or contract.

Management Risk Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance Capital will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, the use of derivative and other investment techniques may be unavailable or Alliance Capital may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

Focused Portfolio Risk Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than can a "diversified" fund.

Allocation Risk Those Portfolios that allocate their investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

Chart of Principal Risks by Portfolio

The following chart summarizes the principal risks of each Alliance Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

  PORTFOLIO     Interest     Credit     Market    Industry/     Capital-   Foreign    Currency    Country or    Lever-   Derivatives
                  Rate        Risk       Risk      Sector       ization      Risk       Risk      Geographic    aging       Risk
                  Risk                              Risk         Risk                                Risk       Risk

------------------------------------------------------------------------------------------------------------------------------------
 Growth and         X          X           X                                   X          X
   Income
 Portfolio

      US            X          X           X                                                                                  X
 Government/
 High Grade
 Securities
 Portfolio

 High Yield         X          X           X                                   X          X                        X          X
 Portfolio

Total Return        X          X           X
 Portfolio

International                              X                                   X          X            X
 Portfolio

 Global Bond        X          X           X                                   X          X                        X          X
 Portfolio

   Growth           X          X           X                        X          X          X
 Portfolio

   Quasar           X          X           X                        X          X          X
 Portfolio

  PORTFOLIO          Liquidity     Manage-     Focused       Alloca-
                       Risk         ment      Portfolio       tion
                                    Risk         Risk         Risk

---------------------------------------------------------------------
 Growth and                           X
   Income
 Portfolio

      US                              X
 Government/
 High Grade
 Securities
 Portfolio

 High Yield              X            X
 Portfolio

Total Return                          X                          X
 Portfolio

International                         X
 Portfolio

 Global Bond             X            X            X
 Portfolio

   Growth                             X
 Portfolio

   Quasar                             X
 Portfolio

================================================================================

SPECIAL MEETING OF SHAREHOLDERS

      This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders of each Acquired Portfolio to be held on October 9, 2001 or at such later time as may be made necessary by adjournment (the "Meeting") and the solicitation of proxies by and on behalf of the shareholders of the Acquired Portfolios for use at the Meeting. The Meeting is being held to consider the proposed Merger of each Acquired Portfolio with the corresponding Acquiring Portfolio by the transfer of all of the Acquired Portfolio's assets and its stated liabilities to the Acquiring Portfolio (Proposals 1 through 9). This Prospectus/Proxy Statement and the enclosed form of proxy are initially being mailed to shareholders on or about September 4, 2001.

      The Brinson Trustees know of no matters to be brought before the Meeting other than those set forth herein. If, however, any other matters properly come before the Meeting, it is the Brinson Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

      If a Reorganization is not approved by shareholders at the Meeting, each applicable Acquired Portfolio will continue to operate as a series of Brinson Trust and the Brinson Trustees will then consider other options and alternatives for the future of such Acquired Portfolio, including the liquidation of the Acquired Portfolio, resubmitting the proposal for shareholder approval or other appropriate action.

================================================================================
THE PROPOSALS

Approval or Disapproval of Agreement and Plan of Acquisition and Termination


      The shareholders of the Brinson Balanced Portfolio are being asked to approve or disapprove a Merger between the Brinson Balanced Portfolio and the Alliance Total Return Portfolio (Proposal 1); the shareholders of the Brinson Global Equity Portfolio are being asked to approve or disapprove a Merger between the Brinson Global Equity Portfolio and the Alliance International Portfolio (Proposal 2); the shareholders of the Brinson Global Income Portfolio are being asked to approve or disapprove a Merger between the Brinson Global Income Portfolio and the Alliance Global Bond Portfolio (Proposal 3); the shareholders of the Brinson Growth and Income Portfolio are being asked to approve or disapprove a Merger between the Brinson Growth and Income Portfolio and the Alliance Growth and Income Portfolio (Proposal 4); the shareholders of the Brinson Growth Portfolio are being asked to approve or disapprove a Merger between the Brinson Growth Portfolio and the Alliance Growth Portfolio (Proposal
5); the shareholders of the Brinson High Grade Portfolio are being asked to approve or disapprove a Merger between the Brinson High Grade Portfolio and the Alliance U.S./High Grade Portfolio (Proposal 6); the shareholders of the Brinson High Income Portfolio are being asked to approve or disapprove a Merger between the Brinson High Income Portfolio and the Alliance High Yield Portfolio (Proposal 7); the shareholders of the Brinson Small Cap Portfolio are being asked to approve or disapprove a Merger between the Brinson Small Cap Portfolio and the Alliance Quasar Portfolio (Proposal 8); and the shareholders of the Brinson Strategic Income Portfolio are being asked to approve or disapprove a Merger between the Brinson Strategic Income Portfolio and the Alliance Global Bond Portfolio (Proposal 9). Each Merger is proposed to take place pursuant to an Agreement and Plan of Acquisition and Termination between the Acquired Portfolio and the Acquiring Portfolio (the "Agreements"), each of which is in the form attached to this Prospectus/Proxy Statement as Appendix A.


      Each Agreement provides, among other things, for the transfer of all of the assets of the relevant Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for (i) the issuance to the Acquired Portfolio of the Class A and Class B Merger Shares, the number of which will be calculated by dividing the value of the net assets attributable to the Class H and Class I shares, respectively, of the Acquired Portfolio acquired by the Acquiring Portfolio by the net asset value per Class A and Class B share of the relevant Acquiring Portfolio and (ii) the assumption by the relevant Acquiring Portfolio of all of the stated liabilities of the Acquired Portfolio, all as more fully described below under "Information About the Mergers."


      After receipt of the Merger Shares, each Acquired Portfolio will cause the Class A Merger Shares to be distributed to its Class H shareholders, and the Class B Merger Shares to be distributed to its Class I shareholders, as applicable, in termination of the Acquired Portfolio. Each shareholder of an Acquired Portfolio will receive a number of full and fractional Class A and Class B Merger Shares equal in value as of Closing Date to the aggregate value of the shareholder's Class H and Class I Acquired Portfolio shares.

Trustees' Recommendations


The Brinson Trustees have voted unanimously to approve each Merger and to recommend that shareholders of each Acquired Portfolio also approve the Merger applicable to them.


Required Shareholder Vote

      Approval of each Merger requires the approval of a "majority of the outstanding voting securities" of the Portfolio, which, as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Portfolio.

Background and Reasons for the Proposed Merger

      The Brinson Trustees, including all of the Brinson Trustees who are not "interested persons" of the Brinson Portfolios (the "Independent Trustees"), have unanimously determined that each Merger would be in the best interests of the relevant Acquired Portfolio, and that the interests of each Acquired Portfolio's shareholders would not be diluted as a result of effecting its Merger. At a meeting held on July 25, 2001, the Brinson Trustees unanimously approved each proposed Merger and recommended approval by shareholders. In determining whether to approve each Merger and to recommend its approval to shareholders, the Brinson Trustees, including the Independent Trustees, considered the potential impact of the Mergers on Brinson Trust shareholders and a variety of factors relating thereto, including among others: 1) the expertise, resources and historical performance of Alliance; 2) the viability of, and expense involved in operating, each Acquired Portfolio on a stand-alone basis;
3) the fact that the Acquired Portfolios are currently being subadvised by Alliance; 4) the terms and conditions of the Agreements and Plans of Acquisition and Termination, including provisions intended to avoid any dilution of shareholder interests; 5) the compatibility of the investment objectives, policies and limitations of each Acquired Portfolio and corresponding Acquiring Portfolio; 6) the historical and projected operating expenses of the Acquired Portfolios and the Acquiring Portfolios; 7) the historical performance of the Acquired Portfolios and the Acquiring Portfolios; 8) the fact that Alliance and Brinson will share equally all of the expenses associated with the Mergers, other than portfolio transfer costs (if any), brokerage and other similar expenses, all of which will be borne by the relevant Brinson Portfolio; 9) any direct or indirect costs to be incurred by the Acquired Portfolios or Acquiring Portfolios as a result of each Merger; 10) the tax consequences of each Merger;
11) the fact that seed capital will be redeemed from the High Income Portfolio and the Strategic Income Portfolio prior to the consummation of the Merger; and
12) possible alternatives to the Merger.




      In reaching the decision to recommend approval of each Merger, the Brinson Trustees concluded that each Merger is in the best interests of each Acquired Portfolios and its respective shareholders. The principal reasons why the Brinson Trustees recommend each Merger are as follows:

(i) Sustainable decreases in overall expenses. The Mergers are expected to result in aggregate operating expenses that would be lower than those expected to be borne by the Acquired Portfolios as described more fully in the Overview under "Operating Expenses." Of course, there can be no assurance that the Mergers will result in savings in operating expenses to shareholders.

(ii) Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of each Acquiring Portfolio are, in general, substantially similar to those of each corresponding Acquired Portfolio. Although the investment objectives and policies of certain of the Acquired Portfolios are different from those of the corresponding Acquiring Portfolios (as described above in "Comparison of Investment Objectives, Policies and Restrictions"), because of the similarity between the broader goals of each Acquiring Portfolio and those of its respective Acquired Portfolio, the Brinson Trustees believe that an investment in shares of each Acquiring Portfolio will provide Acquired Portfolio shareholders with an investment opportunity comparable to that currently afforded by the corresponding Acquired Portfolio.

(iii) Economics of Scale. The Brinson Trustees further believe that the greater size of each combined Portfolio will offer Brinson shareholders greater prospects for efficient Portfolio management and economic viability, as well as the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments.

================================================================================
INFORMATION ABOUT THE MERGERS

Agreement and Plan of Acquisition and Termination

      Each proposed Agreement and Plan of Acquisition and Termination provides that the relevant Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange for the issuance of Class A and Class B Merger Shares and for the assumption by the Acquiring Portfolio of the stated liabilities of the Acquired Portfolio, all as of the Effective Time (defined in each Agreement to be 4:00 p.m. on the Closing Date). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

      At the Effective Time, each Acquired Portfolio will sell all of its assets to the corresponding Acquiring Portfolio, and, in exchange, the Acquiring Portfolio will assume the stated liabilities of the Acquired Portfolio and deliver to the Acquired Portfolio (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio attributable to its Class H shares, less the value of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio attributable to the Class H shares of the Acquired Portfolio, and (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio attributable to its Class I shares, less the value of the liabilities of the Acquired Portfolio assumed by the Acquiring Portfolio attributable to the Class I shares of the Acquired Portfolio.

      At or as soon as reasonably practical after the Effective Time, each Acquired Portfolio will terminate by transferring to its shareholders of record as of the Effective Time the full and fractional Merger Shares received by the Acquired Portfolio, with Class A Merger Shares being distributed to holders of Class H shares of the Acquired Portfolio and Class B Merger Shares being distributed to holders of Class I shares of the Acquired Portfolio. As a result of the proposed transaction, each holder of Class H and Class I shares of the Acquired Portfolio will receive a number of Class A and Class B Merger Shares equal in aggregate net asset value at the Effective Time to the aggregate net asset value of the Class H and Class I shares, respectively, of the Acquired Portfolio held by the shareholder. Each Acquiring Portfolio shall record on its books the ownership by the corresponding Acquired Portfolio's shareholders of the Class A and Class B Merger Shares, and the Acquired Portfolio shall simultaneously redeem and cancel on its books all of its issued and outstanding Class H and Class I shares.


      The consummation of each Merger is subject to the conditions set forth in the Agreement, any of which may be waived by the party entitled to its protections, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Acquired Portfolio, prior to the Effective Time, by a majority of either the Alliance Directors or the Brinson Trustees if (i) any of the Portfolio's conditions precedent as set forth in the Agreement has not been fulfilled or (ii) the Alliance Directors or the Brinson Trustees determine that the consummation of the Acquisition is not in the best interests of the Portfolio or its shareholders and gives notice of such termination to the other party.


      All expenses incurred in connection with the Agreement, and all transactions contemplated thereby, will be borne equally by Alliance and Brinson Advisors (other than portfolio transfer cost (if any), brokerage and other similar expenses, all of which will be borne by the relevant Portfolio, except that such expenses, if any, incurred in connection with the redemption of seed capital from the High Income Portfolio and the Strategic Income Portfolio will not be excluded). Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code. Neither Brinson Advisors nor the Brinson Trust is currently aware of any such expenses and neither Brinson Advisors nor the Brinson Trust believe that any will be incurred in connection with the Mergers.

Indemnification of Acquiring Funds

      In connection with the Mergers, Brinson Advisors has agreed to indemnify each Acquiring Fund and its affiliates from and against losses which it may suffer as a result of any liabilities, whether absolute, accrued, contingent or otherwise, and to reimburse such Acquiring Fund and its affiliates for any reasonable legal or other costs and expenses incurred by it or its affiliates in connection with discharging, investigating or defending against any such liability.

Description of the Merger Shares

      Full and fractional Merger Shares will be issued to each Acquired Portfolio's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A and Class B shares of the Acquiring Portfolio, which have characteristics substantially similar to those of, respectively, the Class H and Class I shares of each Acquired Portfolio with respect to 12b-1 servicing and/or distribution fees. Class H and Class A shares are purchased at net asset value. Class I and Class B shares are also sold and redeemed at net asset value and, pursuant to separate Rule 12b-1 Plans adopted by the respective Portfolio, Class B and Class I shares each pay an annual distribution fee of 0.25% of average daily net assets. The level of annual distribution fees payable by Class B shares could be increased to 0.50% of the average daily net assets attributable to such class without a vote of the shareholders.


      Each of the Merger Shares will be fully paid and nonassessable by the Acquiring Portfolio when issued, will be transferable without restriction, and will have no preemptive or conversion rights.

      See the Alliance Prospectus for more information about the characteristics of Class A and Class B shares of the Acquiring Portfolios.

Organization

      The following is a summary of the major differences between the governing documents and laws applicable to each of the Acquiring Funds and the Acquired Funds.

      The Brinson Trust is organized as a Massachusetts business trust and the Alliance Fund is organized as a Maryland corporation. Except as otherwise noted below, the provisions of Maryland law and the Articles of Incorporation (the "Alliance Articles") and Bylaws (the "Alliance Bylaws") of the Alliance Fund are substantially similar to those of Massachusetts law, the Declaration of Trust (the "Brinson Declaration of Trust") and the Bylaws (the "Brinson Bylaws") of the Brinson Trust. All of the Acquiring Portfolios and the Acquired Portfolios are subject to the 1940 Act.

Meetings of Shareholders

      The Brinson Declaration of Trust gives the Brinson Trustees and shareholders holding at least 10% of the shares then outstanding the right to call (or cause to be called) a special meeting of shareholders. By contrast, the Alliance Bylaws enable a special meeting of the shareholders to be called by the chairman of the board, the president, the Board of Directors, or upon the written request of shareholders entitled to cast 25% of the votes at such special meeting, by the secretary.

Quorums

      The Brinson Declaration of Trust provides that a majority of shares entitled to vote constitutes a quorum at a shareholders' meeting. The Alliance Articles provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. Unlike the Brinson Declaration of Trust, which provide that a majority of Trustees constitutes a quorum for a meeting of Trustees, the Alliance Bylaws provide that one-third of the Directors (but no fewer than two) constitutes a quorum for a meeting of Directors.

Number of Directors

      The Brinson Declaration of Trust provides for a minimum of one and a maximum of 15 Trustees. The Alliance Articles provide that the number of Directors shall initially be one and may be increased or decreased by a majority of the entire board of directors, but shall not be greater than 20.

Removal of Trustees or Directors

      The Brinson Declaration of Trust provides that a Trustee may be removed
(i) with or without cause at any time by written instrument signed by at least two-thirds of the Trustees, or (ii) at any special meeting of shareholders of the Brinson Trust by a vote of at least two-thirds of the outstanding shares. Pursuant to Maryland law and the Alliance Bylaws, any Director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast.

Indemnification of Trustees, Directors and Officers

      The Brinson Declaration of Trust provides that every person who is or has been a Trustee or an officer shall be indemnified to the fullest extent permitted by Massachusetts law against all liabilities and against all expenses reasonably incurred in connection with any indemnifiable claim. However, no indemnification is provided (i) to any person who is adjudicated by a court (a) to be liable to the Brinson Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties, or (b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Brinson Trust, or (ii) in the event of a settlement, unless there is a determination that the Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (a) by the court approving the settlement, (b) by a majority of the disinterested Trustees, or
(c) by written opinion of independent legal counsel.

      Similarly, the Alliance Articles indemnify current and former directors and officers and those persons who, at the Alliance Fund's request serve or have served another organization as a director or officer to the maximum extent permitted under Maryland Law. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or
(b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

      Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board in which directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

      The Brinson Declaration of Trust provides that indemnification expenses may be paid in advance only if (i) there is an undertaking to repay the advance and appropriate security for such undertaking is given, (ii) the relevant Portfolio is insured against losses arising from any such advance payments, or
(iii) either a majority of the disinterested Trustees, or independent legal counsel, in a written opinion, determines that there is reason to believe that the indemnified persons will be found to be entitled to indemnification. Under Maryland law, indemnification expenses may be paid in advance of the final disposition if a director provides (i) a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met, and (ii) a written undertaking to repay the amount if it is determined that the standard of conduct has not been met. This undertaking need not be secured.

Personal Liability

      Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Brinson Declaration of Trust disclaims shareholder liability for acts or obligations of the Brinson Trust and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Brinson Trust, the Acquired Portfolios or the Brinson Trustees. The Brinson Declaration of Trust provides for indemnification out of Acquired Portfolio property for all loss and expense of any shareholder held personally liable for the obligations of the Acquired Portfolio. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Acquired Portfolio would be unable to meet its obligations. The likelihood of such a circumstance is considered remote. Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation.

Termination

      The Brinson Declaration of Trust provides that the Brinson Trust or any series thereof may be terminated by a "majority of the outstanding voting securities" (which, as defined in the 1940 Act, means the lesser of (A) 67% or more of the shares of the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the portfolio) of the series or the Trust, or by the Trustees without obtaining a "majority of the outstanding voting securities" if a majority of the Trustees makes a determination that the continuation of a Series or the Trust is not in the best interests of such Series or Trust or their respective shareholders. Under Maryland law, a corporation may be dissolved by vote of the majority of the Directors.

Amendments

The Brinson Declaration of Trust may be amended by a majority of the Brinson Trustees, as long as the amendment does not adversely affect the rights of any shareholder. If an Amendment adversely affects the rights of shareholders, it may be adopted by a majority of the Brinson Trustees when authorized to do so by a "majority of the outstanding voting securities." The Brinson Bylaws may be amended by a majority of the Brinson Trustees. The Alliance Articles may be amended by a vote of two-thirds of all the votes entitled to be cast by the shareholders. The Alliance Bylaws may only be amended by the Directors.

Federal income tax consequences

      As long as the Contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under Section 72 of the Internal Revenue Code, the Mergers will not create any tax liability for Contract Owners.

      Each Acquired Portfolio and each Acquiring Portfolio will receive an opinion from Ropes & Gray, special counsel to the Alliance Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will* be recognized by the Acquired Portfolio as a result of the Merger; (ii) under Section 354 of the code, no gain or loss will* be recognized by shareholders of the Acquired Portfolio on the distribution of Merger Shares to them in exchange for their shares of the Acquired Portfolio; (iii) under
Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Portfolio's shareholders receive in exchange for their Acquired Portfolio shares will* be the same as the aggregate tax basis of the Acquired Portfolio shares exchanged; (iv) under Section 1223(1) of the Code, an Acquired Portfolio's shareholder's holding period for the Merger Shares received pursuant to the Agreement will* be determined by including the holding period for the Acquired Portfolio shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Portfolio shares as a capital asset; (v) under
Section 1032 of the Code, no gain or loss will* be recognized by the Acquiring Portfolio as a result of the reorganization; (vi) under Section 362(b) of the Code, the Acquiring Portfolio's tax basis in the assets that the Acquiring Portfolio receives from the Acquired Portfolio will* be the same as the Acquired Portfolio's tax basis in such assets; and (vii) under Section 1223(2) of the Code, the Acquiring Portfolio's holding period in such assets will* include the Acquired Portfolio's holding period in such assets. The opinion will be based on certain factual certifications made by officers of Brinson Advisors and Alliance Capital and will also be based on customary assumptions and qualifications.


      A substantial portion of the assets of each Acquired Portfolio has been or will be sold in connection with the Mergers of those Portfolios into the respective Acquiring Portfolios. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Portfolio's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Portfolio's shareholders (but not Contract Owners) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the Contract Owners).


      For all of the Mergers, prior to the Exchange Date, the Acquired Portfolio will declare a distribution to its shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

      The foregoing description of the federal income tax consequences of the Mergers is made without regard to the particular circumstances of any shareholder.

----------
* The word "should" applies in place of the word "will" where indicated in the case of the Mergers involving the Brinson Balanced Portfolio, the Brinson Global Equity Portfolio and the Brinson High Income Portfolio.

Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, foreign and other taxes.

      Capitalization

      The following tables show the capitalization of each Acquired Portfolio and each Acquiring Portfolio as of December 31, 2000 and of each Acquiring Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Acquiring Portfolio of the assets and stated liabilities of the corresponding Acquired Portfolio at net asset value, and in the case of the High Income Portfolio and the Strategic Income Portfolio, the redemption by Brinson of its shares of such Portfolio in connection with the merger:

                             Capitalization Tables
                                    12/31/00
                                  (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                       Brinson Balanced         Alliance Total Return       Pro Forma Combined
                                                           Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I             Class A             Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                            13,941       1,719                 90,736            104,677       1,719
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                     1,403         173                  5,039              5,812         173
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                           9.94        9.91                  18.01              18.01        9.91
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Brinson Global Equity     Alliance International       Pro Forma Combined
                                                           Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I             Class A             Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                             8,129         616                78,990              87,119         616
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                       618          47                 4,935               5,442          47
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                          13.15       13.12                 16.01               16.01       13.12
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Brinson Global     Brinson Strategic    Alliance Global          Pro Forma
                                                   Income Portfolio    Income Portfolio*     Bond Portfolio           Combined
------------------------------------------------------------------------------------------------------------------------------------

                                                       Class H         Class H   Class I   Class A   Class B    Class A   Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                                6,295        10,899      2,089    50,325     6,145    67,515      8,234
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                          587           964        185     4,593       563     6,160        754
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                             10.72         11.31      11.31     10.96     10.92     10.96      10.92
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Brinson Growth and         Alliance Growth and        Pro Forma Combined
                                                       Income Portfolio           Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I      Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                           17,471          8,045      596,547       151,739     614,018        159,784
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                    1,203            555       25,765         6,580      26,523          6,929
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                         14.52          14.50        23.15         23.06       23.15          23.06
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Brinson Growth           Alliance Growth          Pro Forma Combined
                                                           Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class H       Class I      Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                           21,521          1,853      357,664        54,127      379,185      55,980
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                    1,436            124       14,252         2,166       15,107       2,240
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                         14.99          14.95        25.10         24.99        25.10       24.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Brinson High Grade       Alliance U.S./High          Pro Forma Combined
                                                      Fixed Income Portfolio      Grade Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                            Class H             Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                                     2,449            58,170        3,627        60,619          3,627
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                               274             4,979          312         5,190            312
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                                   8.93             11.68        11.64         11.68          11.64
------------------------------------------------------------------------------------------------------------------------------------


* Includes seed capital that will be withdrawn before consummation of the Acquisition.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Brinson High Income        Alliance High Yield        Pro Forma Combined
                                                           Portfolio*                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                             Class H                    Class A                    Class A
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                                     9,042                      22,333                     31,375
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                             1,019                       2,823                      3,966
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                                   8.88                        7.91                       7.91
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Brinson Small Cap            Alliance Quasar          Pro Forma Combined
                                                           Portfolio*                   Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                      Class H       Class I      Class A       Class B      Class A       Class B
------------------------------------------------------------------------------------------------------------------------------------

Net assets (000's omitted)                             4,599          655       232,239            435     236,838          1,090
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding (000's omitted)                       333           48        19,617             37      20,003             92
------------------------------------------------------------------------------------------------------------------------------------

Net asset value per share ($)                          13.82        13.76         11.84          11.82       11.84          11.82
------------------------------------------------------------------------------------------------------------------------------------


* Includes seed capital that will be withdrawn before consummation of the Acquisition.

================================================================================
VOTING INFORMATION

Record date, quorum and method of tabulation

Shareholders of record of each Acquired Portfolio at the close of business on August 10, 2001 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of each Acquired Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Class H and Class I shareholders of each Acquired Portfolio will vote together as a single class in connection with the approval or disapproval of the Mergers. Shareholders of each Acquired Portfolio will vote only on the approval or disapproval of that Portfolio's Merger.

      Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Brinson Trustees as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. Proxies with respect to which an Account has not received instructions will be voted for, voted against, or withheld from voting on each proposal in the same proportion as the other outstanding shares of the same Portfolio held by such Account are voted. The tellers will count broker non-votes as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Merger.



Shares outstanding and beneficial ownership.

      As of the Record Date, as shown on the books of the Acquired Portfolio, there were issued and outstanding the following number of shares of beneficial interest of each class of each Acquired Portfolio.


                                               Class H     Class I

  Brinson Balanced Portfolio                 1,470,730     187,661
  Brinson Global Equity Portfolio              610,818      53,869
  Brinson Global Income Portfolio              469,139         N/A
  Brinson Growth and Income Portfolio        1,289,923     721,677
  Brinson Growth Portfolio                   2,592,961     240,217
  Brinson High Grade Portfolio                 236,184         N/A
  Brinson High Income Portfolio              1,138,098         N/A
  Brinson Small Cap Portfolio                  386,402      45,480
  Brinson Strategic Income Portfolio         1,003,276     171,328



      As of the Record Date, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each Portfolio. To the knowledge of the Trust's management, as of the Record Date, there were no Contract Owners with the ability to provide voting instructions with respect to more than 5% of a class of an Acquired Portfolio's shares. However, the proportionate voting by the insurance companies of shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more of the outstanding shares of a class. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. Brinson Advisors and the following insurance company separate accounts are shown on the Brinson Trust's records as owning 5% or more of a class of a Portfolio's shares as of the Record Date:

FUND                              PERCENTAGE OWNED      SHAREHOLDER
----                              ----------------      -----------

BALANCED PORTFOLIO
--Class H shares                       47.18%           PaineWebber Life Insurance Company
                                       36.31%           American Republic Insurance Company
                                       12.17%           AIG Life Paradigm Variable Annuity

--Class I shares                         100%           Keyport Life Insurance Company

GLOBAL EQUITY PORTFOLIO
--Class H shares                       61.75%           PaineWebber Life Insurance Company
                                       37.30%           American Republic Insurance Company

--Class I shares                       97.84%           Keyport Life Insurance Company

GLOBAL INCOME PORTFOLIO
--Class H shares                       52.29%           American Republic Insurance Company
                                       34.03%           PaineWebber Life Insurance Company
                                       10.18%           AIG Life Paradigm Variable Annuity

GROWTH AND INCOME PORTFOLIO
--Class H shares                       38.05%           AIG Life Paradigm Variable Annuity
                                       28.31%           PaineWebber Life Insurance Company
                                       16.57%           American Republic Insurance Company
                                       14.84%           Conseco Variable Insurance Company

--Class I shares                       45.80%           Hartford Life Insurance Company
                                                        Separate Account Two
                                       29.07%           The Ohio National Life Insurance Company
                                       13.06%           Keyport Life Insurance Company
                                       11.25%           Aetna Life Insurance & Annuity Company

GROWTH PORTFOLIO
--Class H shares                       49.63%           American Republic Insurance Company
                                       38.96%           PaineWebber Life Insurance Company
                                       10.13%           AIG Life Paradigm Variable Annuity

--Class I shares                       99.44%           Keyport Life Insurance Company

HIGH GRADE FIXED INCOME
PORTFOLIO
--Class H shares                         100%           PaineWebber Life Insurance Company

HIGH INCOME PORTFOLIO
--Class H shares                       93.11%           Brinson Advisors
                                        5.05%           AIG Life Paradigm Variable Annuity
SMALL CAP PORTFOLIO
--Class H shares                       88.76%           Brinson Advisors
                                        9.77%           AIG Life Paradigm Variable Annuity

--Class I shares                       68.11%           The Ohio National Life Insurance Company
                                       31.88%           Aetna Life Insurance & Annuity Company
STRATEGIC INCOME PORTFOLIO
--Class H shares                       93.26%           Brinson Advisors
                                        6.04%           AIG Life Paradigm Variable Annuity

--Class I shares                       39.91%           Hartford Life Insurance Company
                                                        Separate Account Two
                                       34.47%           The Ohio National Life Insurance Company
                                       25.61%           Keyport Life Insurance Company




Solicitation of instructions.

      Solicitation of instructions by personal interview, mail, or telephone, may be made by officers and Brinson Trustees and employees of Brinson Advisors and Alliance and their affiliates. The costs for solicitation of instructions, like the other costs associated with the Mergers, will be borne by Brinson Advisors and Alliance. See "Information About The Merger."

Revocation of Instructions

      Any Contract Owner giving instructions has the power to revoke such instructions by mail by executing superseding instructions or by voting in person. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions.

Shareholder Proposals At Future Meetings of Shareholders

      The Brinson Declaration of Trust does not provide for annual meetings of shareholders and the Brinson Trust does not currently intend to hold such a meeting in 2001. Shareholder proposals to be considered at any subsequent meeting of any Acquired Portfolio's shareholders must be received by the Brinson Trust within a reasonable period of time prior to any such meeting. If the Merger of an Acquired Portfolio is consummated, that Portfolio's existence will terminate on the Closing Date, or shortly thereafter, after which there would be no meetings of the shareholders of that Brinson Portfolio.

Adjournment

If sufficient votes in favor of any Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies, which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Brinson Advisors and Alliance will pay the costs of any additional solicitation and of any adjourned session.


Third Party Proxy Solicitation

As noted above MIS Corporation has been retained to assist with solicitation activities in connection with the Mergers (including assembly and mailing of materials to Contract Owners). Brinson Advisors and Alliance have estimated the cost of these services to be approximately $33,300.

INFORMATION ABOUT THE PORTFOLIOS

      Other information regarding the Acquired and Acquiring Portfolios, including information with respect to their investment objectives, policies and restrictions and financial histories, may be found in, respectively, the Brinson Prospectus, the Brinson SAI and the Brinson Trust Annual Report, which are available free of charge upon request by calling 1-800-986-0088; and in the Alliance Prospectus which accompanies this Prospectus/Proxy Statement, the Merger SAI, the Alliance SAI and the Alliance Fund Annual Reports, which are available free of charge upon request by calling 1-800-277-4618.

      Proxy materials, reports and other information filed by the Brinson Trust with respect to the Brinson Portfolios and by the Alliance Fund with respect to the Alliance Portfolios can be inspected and copied at the SEC's public reference room, located at 450 5th Street NW, Room 1200, Washington DC 20549. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference rooms. You may also access reports and other information about the Trusts on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may also obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the following file numbers:

File No. 811-4919: Brinson Series Trust

File No. 811-05398: Alliance Variable Products Series Fund, Inc.

      Certain information and commentary from the Acquiring Portfolios' most recent annual reports relating to the Acquiring Portfolios' recent investment performance is set forth in Appendix B to this Prospectus/Proxy Statement.


August 27, 2001

                                                                      Appendix A

            FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION



 [                       ], 2001


This Agreement and Plan of Acquisition and Termination (the "Plan") is made as of this [__] day of [__________], 2001, by and between ________________
Portfolio (the "Acquiring Fund"), a series of Alliance Variable Products Series Fund, Inc., a Maryland corporation ("AVP"), and [___________] Portfolio (the "Acquired Fund"), a series of Brinson Series Trust, a Massachusetts business trust ("BST"). All agreements, representations, actions and obligations herein that are made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by AVP or BST, respectively, on its behalf.

WHEREAS, the Acquiring Fund and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the Liabilities of the Acquired Fund in exchange for shares of equal net asset value of the Acquiring Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

                                      A-1

1. Definitions.

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act                           Securities Act of 1933, as amended.

1934 Act                           Securities Exchange Act of 1934, as amended.

Assets                             All assets of any kind and all interests,
                                   rights, privileges and powers of or
                                   attributable to the Acquired Fund or any
                                   class of the Acquired Fund's shares, as
                                   appropriate, at the Effective Time (or, for
                                   purposes of Section 4(d) hereof, the time
                                   of delivery of the list referred to
                                   therein), whether or not determinable at
                                   the Effective Time and wherever located,
                                   including, without limitation, all cash,
                                   cash equivalents, securities, claims
                                    (whether absolute or contingent, known or
                                   unknown, accrued or unaccrued or conditional
                                   or unmatured), contract rights and
                                   receivables (including dividend and interest
                                   receivables) owned by the Acquired Fund or
                                   attributable to any class of the Acquired
                                   Fund's shares and any deferred or prepaid
                                   expense shown as an asset on the Acquired
                                   Fund's books.
Closing Date                       Such date prior to December 31, 2001 as the
                                   parties agree to.

                                      A-2

Effective Time                     4:00 p.m. Eastern time on the Closing Date,
                                   or such other time as the parties may agree to in writing.

Financial Statements               The audited financial statements of the
                                   relevant Fund for its most recently
                                   completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund                               The Acquiring Fund and/or the Acquired
                                   Fund, as the case may be.

Liabilities                        All liabilities of the Acquired Fund at the
                                   Effective Time, whether accrued or unaccrued, absolute or contingent or conditional or unmatured, but only to the extent disclosed or provided for in the most recent Financial
                                   Statements of the Acquired Fund referred to in paragraph 6(i) and not identified by the Acquired Fund to the Acquiring Fund as having been paid or provided for on or prior to the Closing Date, or otherwise disclosed in writing to, and accepted by, the Acquiring
                                   Fund as of the Valuation Time.

N-14 Registration Statement        The Registration Statement of the Acquiring
                                   Fund on Form N-14 under the 1940 Act that will register the shares of the Acquiring
                                   Fund to be issued in the Acquisition and will include the proxy materials necessary for the shareholders of the Acquired Fund to approve the Acquisition.

                                      A-3

Valuation Time                     The time on the Closing Date, or the
                                   business day immediately preceding the
                                   Closing Date if the Closing Date is not a business day or such other date as the parties may agree to in writing, when for purposes of this Plan the Acquiring Fund determines its net asset value per share and the Acquired Fund determines the net value of the Assets.

2. Regulatory Filings.

The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and each Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby. Each Fund, if requested, shall use reasonable commercial efforts to cooperate in such filings.

3. Shareholder Action

As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a shareholder meeting to consider and approve the Acquisition and this Plan, and such other matters as the Trustees of BST may determine. Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

                                      A-4

4. Transfer of the Acquired Fund's Assets. Each Fund shall take the following steps with respect to the Acquisition, as applicable:

(a) Prior to the Effective Time, the Acquired Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed substantially all of its theretofore undistributed investment company taxable income, (as defined in section 852 of the Code, if any, and net capital gain (as defined in Code section 1222), if any.

(b) At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any Asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to

                                      A-5

the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

(d) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

     (1) the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund that number of full and fractional shares of common stock of each class of the Acquiring Fund, rounded to the third decimal place or such other decimal place as the parties may agree to in writing, determined by dividing the value of the Assets less the amount of the Liabilities attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund.

     (2) For purposes of paragraph (1), the net asset value per share of each class of the Acquiring Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the value of the Assets and the amount of the Liabilities shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund.

                                      A-6

     (3) The Acquired Fund shall deliver or make arrangements to deliver the Assets with good and marketable title to the custodian for the account of the Acquiring Fund. All cash shall be transferred in the form of immediately available funds payable to the order of the Acquiring Fund's custodian.

(e) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Termination and Dissolution of the Acquired Fund, Registration of Shares of the Acquiring Fund and Access to Records. Each Fund also shall take the following steps, as applicable:

(a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring to shareholders of record of each class of the Acquired Fund full and fractional shares of common stock of the corresponding class of the Acquiring Fund equal in value to the shares of the class of the Acquired Fund held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that the Acquired Fund declared with respect to the class of the Acquired Fund's shares held by the shareholder before the Effective Time. The Acquiring Fund shall record on its books the ownership by the Acquired Fund's shareholders of the Acquiring Fund shares so transferred to such shareholders and the Acquired Fund shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each class of the Acquired Fund. The Acquiring Fund shall issue certificates representing the Acquiring Fund shares

                                      A-7

in accordance with the then current Acquiring Fund prospectus; provided, however, that the Acquiring Fund shall not issue certificates representing the Acquiring Fund shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to the Acquiring Fund. Following distribution by the Acquired Fund to its shareholders of all of the shares of the Acquiring Fund delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably practical after the Effective Time.

(b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of each class of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6. Certain Representations and Warranties of the Acquired Fund. BST, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a series of BST, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of

                                      A-8

Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Plan. BST is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on BST. The Board of Trustees of BST duly established and designated each class of the Acquired Fund as a class of the Acquired Fund. BST is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

(b) BST, on behalf of the Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all its assets, to carry on its business as now being conducted, to enter into and carry out this Plan, and to consummate the transactions contemplated herein.

(c) The Board of Trustees of BST has duly authorized the execution and delivery of this Plan by BST on behalf of the Acquired Fund and the transactions contemplated herein. Duly authorized officers of BST have executed and delivered this Plan on behalf of the Acquired Fund. Assuming that this Plan has been duly authorized and executed by AVP on behalf of the Acquiring Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of its shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate BST's Declaration of Trust, its By-Laws or any material agreement to which the Acquired Fund is subject. Except for the approval of the Acquired Fund's shareholders, BST does not need to take any other action to authorize its

                                      A-9

officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d) The Acquired Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company thereunder for its taxable year ending upon the transfer of Acquiring Fund shares pursuant to
Section 5(a) hereof.

(e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f) On behalf of the Acquired Fund, BST has duly authorized and validly issued all of the issued and outstanding shares of beneficial interest in the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

                                      A-10

(g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

(h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets free and clear of all liens, security interests and other encumbrances.

(i) The Financial Statements of the Acquired Fund, copies of which have been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and, if applicable, as of the most recently completed semi-annual period, and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated in accordance with generally accepted accounting principles.

(j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

(k) The Acquired Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it. There are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or

                                      A-11

governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by this Plan.

(l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

7. Certain Representations and Warranties of the Acquiring Fund. AVP, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                                      A-12

(a) AVP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its assets and to carry out its obligations under this Plan. The Board of Directors of AVP duly established and designated the Acquiring Fund as a series of AVP and each class of shares of the Acquiring Fund as a class of the Acquiring Fund. AVP is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

(b) On behalf of the Acquiring Fund, AVP has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into and carry out this Plan, and to consummate the transactions contemplated herein.

(c) The Board of Directors of AVP has duly authorized the execution and delivery of this Plan and the transactions contemplated herein by AVP on behalf
of the Acquiring Fund.   Duly authorized officers of AVP have executed and
delivered this Plan. Assuming that this Plan has been duly authorized and executed by BST on behalf of the Acquired Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Articles of Incorporation of AVP, its By-Laws or any material agreement to which the Acquiring Fund is subject. AVP does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

                                      A-13

(d) The Acquiring Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company thereunder for its current taxable year.

(e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for the approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f) On behalf of the Acquiring Fund, AVP has duly authorized and validly issued all of the issued and outstanding shares of common stock of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. AVP has duly authorized shares of the Acquiring Fund to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of the Acquiring Fund shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor are there any securities convertible into shares of the Acquiring Fund.

                                      A-14

(g) The Acquiring Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it. There are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

(h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i) AVP, on behalf of the Acquiring Fund, has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. AVP, on behalf of the Acquiring Fund, will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(j) Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. For this purpose, negative investment performance shall not be considered a material adverse change.

                                      A-15

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Plan, other than the effectiveness of the N-14 Registration Statement.

8. Conditions to the Obligations of each Fund. The obligations of each Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a) The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by BST's Declaration of Trust, its By-Laws and applicable law. If shareholders of the Acquired Fund fail to approve the Acquisition, that failure shall release the Funds of their obligations under this Plan.

(b) Each of AVP and BST shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its President, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan are true and correct in all material respects at and as of the Effective Time.

(c) AVP, on behalf of the Acquiring Fund, and BST, on behalf of the Acquired Fund, shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(d) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund or the Acquiring Fund since December 31, 2000. For this purpose, negative investment performance shall not be considered a material adverse change.

                                      A-16

(e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Ropes & Gray, in form and substance reasonably satisfactory to each of them, based upon representations made in certificates provided by the Funds, their affiliates and/or principal stockholders and dated as of the Closing Date, substantially to the effect that, based on facts and assumptions stated therein, for federal income tax purposes:

     (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) each stockholder of the Acquired Fund will recognize no gain or loss on such stockholder's receipt of shares of the Acquiring Fund (including any fractional share to which the stockholder may be entitled) in exchange for the stockholder's shares of the Acquired Fund in connection with the Acquisition;

     (3) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of shares of the Acquiring Fund to stockholders of the Acquired Fund in exchange for their respective shares of Acquired Fund;

                                      A-17

     (4) the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

     (5) the aggregate tax basis of the Acquiring Fund shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

     (6) the holding period of the Acquiring Fund shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; and

the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under section 383 of the Code.

(f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the shares of the Acquiring Fund, and the SEC shall not have

                                      A-18

instituted and to the knowledge of the Acquiring Fund shall not be contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

(g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(i) Neither party shall have terminated this Plan pursuant to Section 12 of this Plan.

9. Additional Conditions to the Obligations of the Acquired Fund. The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following additional conditions precedent:

(a) The Acquired Fund shall have received an opinion of counsel to AVP in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

     (1) AVP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act, and the Acquiring Fund is a duly established series thereof;

                                      A-19

     (2) This Plan has been duly authorized, executed and delivered by AVP, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Plan by BST, on behalf of the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

     (3) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Fund;

     (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Articles of Incorporation of AVP, its By-Laws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

                                      A-20

     (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, counsel to AVP may (i) rely on the opinion of Maryland counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and
(v) rely on certificates of officers or directors of AVP as to factual matters.

10. Additional Conditions to the Obligations of the Acquiring Fund. The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following additional conditions precedent:

                                      A-21

(a) The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

     (1) BST is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is an open-end, management investment company registered under the 1940 Act, and the Acquired Fund is a duly established series thereof;

     (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by AVP, on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

                                      A-22

     (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Declaration of Trust of BST, its By-Laws or any agreement of the Acquired Fund, known to such counsel, after reasonable inquiry; and

     (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Kirkpatrick & Lockhart, LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or Trustees of BST as to factual matters.

                                      A-23

(b) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of its investment company taxable income, (as defined in Code section 852), if any, and all of its net capital gain (as defined in Code section 1222), if any.

(c) The Acquiring Fund shall have received a letter from Brinson Advisors, Inc. in which Brinson Advisors, Inc. agrees to indemnify the Acquiring Fund and its affiliates in respect of any and all liabilities of the Acquired Fund that are not reflected in the net asset value of the Acquired Fund as of the Valuation Time, such agreement to be in a form satisfactory to the Acquiring Fund.

11. Survival of Representations and Warranties. No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

12. Termination of Plan. A majority of the Board of Directors of AVP or the Board of Trustees of BST may terminate this Plan at any time before the applicable Effective Time if: (i) the conditions precedent to the Fund's obligations set forth in Sections 8, 9 or 10, as appropriate, are not satisfied; or (ii) the Board of Directors of AVP or the Board of Trustees of BST determines that the consummation of the Acquisition is not in the best interests of the relevant Fund or its shareholders and gives notice of such termination to the other party.

13. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

                                      A-24

14. Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15. Amendments. The parties may, by agreement in writing authorized by its respective Board, amend this Plan at any time before or after the shareholders of the Acquired Fund approve the Acquisition. However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of either party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

16. Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17. Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

                                      A-25

18. Updating of N-14 Registration Statement. If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

19. Limitation on Liabilities. The obligations of each Fund shall not bind any of the directors, trustees, shareholders, nominees, officers, employees or agents of BST or AVP personally or any series of either AVP or BST except the parties hereto, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only BST, on behalf of the Acquired Fund, or AVP, on behalf of the Acquiring Fund, as applicable.

20. Termination of the Acquired Fund. If the parties complete the Acquisition, the Acquired Fund shall terminate and dissolve.

21. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

         [Acquired Fund] of Brinson Series Trust
         51 West 52nd St.
         New York, New York 10019
         Attention: Secretary


                                      A-26

For the Acquiring Fund:

         [Acquiring Fund] of Alliance Variable Products Series Fund, Inc. 1345 Avenue of the Americas
         New York, New York 10105
         Attention: Secretary


22. Expenses. Alliance Capital Management L.P., the investment adviser to the Acquiring Fund, and Brinson Advisors, Inc., the investment manager to the Acquired Fund, will share equally all expenses incurred in connection with this Plan, and all transactions contemplated hereby, whether or not the Acquisition is consummated.

23. General. This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

                                      A-27

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

                                        BRINSON SERIES TRUST, on behalf of


                                        [Acquired Fund]


Attest:


By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:



                                      A-28



                                        Alliance Variable Products Series
                                        Fund, Inc., on behalf of [Acquiring
                                        Fund]


Attest:


By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:


Accepted and agreed with respect to Section 22 only:

Alliance Capital Management L.P.


By:  Alliance Capital Management
     Corporation, its General Partner


By:________________________________

Name_______________________________

Title:_____________________________


Accepted and agreed with respect to Section 22 only:
Brinson Advisors, Inc.


By:________________________________

Name_______________________________

Title:_____________________________

                                                                      Appendix B

       Excerpts from Alliance Fund Annual Report Dated December 31, 2000


Management Discussion and Analysis

Alliance Total Return Portfolio

Investment Objective

      The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

Market Review

      In stark contrast to the beginning of the year "New Millennium fanfare," the U.S. economy hobbled through year-end in rather tired shape. In 2000, bold "New Era" proclamations succumbed to the laws of financial gravity and the Internet was deemed not to be ready for prime time. The NASDAQ imploded (down 39% for the year and 54% off its March high), taking consumer confidence down with it. As the trajectory of economic growth became less certain, fixed income and equity investors sharpened their pencils and concluded that the economics of many a "New Era" business model just would not work. Against this backdrop of heightened sensitivity to financial risk, conservative assets performed better than risky assets, reversing the trend of the prior two years (at least in equities). Generally, global capital markets saw high quality assets perform better than low quality assets and fixed investments perform better than equities.

      Over the six- and 12-month periods ended December 31, 2000, the Lehman Government/Credit Index returned 7.36% and 11.85%, respectively. Corporate bonds underperformed, returning 9.39% for the 12-month period. During 2000, investors were challenged to avoid problem situations in rapidly deteriorating credits, both operationally (Bank of America, Conseco, Finova, Xerox, auto part firms and most retailers) and special situations (Owens Corning and other Asbestos exposed companies). Decelerating corporate earnings growth, escalating defaults, tighter credit availability, and expectations of weaker economic growth in 2001 argue for caution. Many industries continue to be plagued by over-capacity and are wrestling with short-term pressures from higher energy costs and tight labor markets.

      As for equities, smaller and more mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks. For the full calendar year, value stocks delivered their best returns ever when compared to growth stocks as the extreme disconnect in last year's market, between the underlying economic values of businesses as compared to their equity market valuations, appears to have undergone a substantial adjustment. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

Equities

      The Portfolio's equity investments meaningfully outperformed the S&P 500 during the past six- and 12-month periods ended December 31, 2000. Our strong performance was driven in large part by the success of our value style philosophy and the outsized returns generated from some of our largest equity holdings. On a more thematic note, the Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to Portfolio results in 2000.

      The extreme success of growth strategies in 1998 and 1999 peaked in March of last year as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through 2000, the high valuation structure of growth stocks succumbed to the pressure of downward earnings revisions and high profile, richly valued growth stocks dramatically underperformed.

      One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio to respond.

      Equity investments favorably impacting last year's performance were mainly in companies where earnings were believed to be relatively insensitive to the overall level of economic activity. In fact, many of this year's winners would have been characterized as "out-of-favor" earlier on this year. Securities negatively impacting performance were concentrated in technology and telecommunications, areas where fortunately, we were meaningfully underweighted versus the S&P 500.

Fixed Income

      Performance of the fixed income portion of the Portfolio modestly underperformed its benchmark (the Lehman Brother's Government Corporate Index) as widened corporate spreads negatively impacted the Portfolio's BBB rated bonds. The Portfolio's shorter-than-market duration, relatively high cash position, and lack of government agencies also contributed to the shortfall. During December, cash was deployed to increase duration, agencies, and corporate bonds. At year-end, the Portfolio's positions were more closely aligned to our fixed income benchmark. Duration was lengthened to 5.5 years (comparable to the index) in expectation of lower Treasury yields in 2001. Investments in non-investment grade securities remained moderate and relatively high in quality. These actions allowed the Portfolio to narrow its performance differential relative to its benchmark in December and positioned it for outperformance in 2001.

      Our fixed-income investments are positioned to benefit from lower interest rates and greater demand for spread product in 2001 as risk spreads revert to more normal levels in the wake of the Fed's efforts to increase system liquidity. We will continue to closely monitor economic developments and, as long as a recession is not envisioned, selectively add corporate bonds to the Portfolio. We shall continue to actively trade positions when securities reach fairly valued prices and will strive to minimize exposure to weakening credits.

Investment Results(3)

      Over the six- and 12-month periods ended December 31, 2000, the Total Return Portfolio significantly outperformed its composite benchmark (40% Lehman Brothers Government/Credit Bond Index and 60% S&P 500 Stock Index). The Total Return Portfolio returned 7.91% for the six-month period and 12.52% for the 12-month period, respectively.

Investment Outlook

      The Federal Reserve's policy to slow U.S. economic activity to relieve potential inflation pressure appears to have achieved its desired intent. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it appears the Federal Reserve has embraced a more liberal policy directive committed to engineering interest rates lower to support the economy.

      Our outlook for the economy and financial markets assume that the level of U.S. business activity will continue slowing into the first half of 2001. More determined easing by the Federal Reserve of another 100-150 basis points should help to cushion the downturn, and a reacceleration of growth to 3% is possible later this year. Elsewhere the slowdown will be less pronounced. However, we expect moderating growth to become a more consistent global theme for at least the next few quarters. Central banks will adopt more accommodative rhetoric and policies, and bond yields are more likely to move lower than higher. Slower U.S. profit growth over the next 12-18 months should keep broad stock market gains in single-digit territory.

Investment Results As Of December 31, 2000(4)

----------
(3) Average annual total returns are for the Portfolio's Class A shares.

      Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                             Total Return Portfolio

1 Year                        12.52%
5 Years                        4.36%
Since Inception (12/92)       12.42%

                               Performance Update


            12/31/92*   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
-----------------------------------------------------------------------------
Fund         $10,000     $10,970    $10,557    $13,055    $15,036    $18,210
Composite    $10,000     $11,045    $10,976    $14,311    $16,311    $16,571

            12/31/98    12/31/99   12/31/00
--------------------------------------------
Fund         $21,304     $22,695    $25,536
Composite    $20,857     $25,718    $29,662


Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total

--------------------------------------------------------------------------------
(4) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. these figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      International Portfolio

Investment Objective

      The International Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Market Review

      The Year 2000 began with much fanfare. The world had entered into a new decade, a new century and a new millennium. Global markets continued their "race to the moon" with a 1% gain in the world markets, a 3% gain in the Standard & Poor's (S&P) 500 Stock Index and a powerful 10.7% gain in the NASDAQ in the first quarter of 2000. Technology, media and telecommunication (TMT) stocks maintained their reign of superior performance. We had entered the world of the "new" economy, a new way of life.

      What a difference a year makes. The great engine of global growth, the U.S. economy, began to sputter and subsequently slow, the technology revolution lost its fire and technology stocks began to crumble under the weight of overextended valuations. Global markets nose-dived, the euro touched new lows, the Japanese recovery became unconvincing and the U.S. finally ended a heated and chaotic election.

      Despite the triumphant beginning and great expectations for 2000, global markets returned the worst results seen in a decade. The Morgan Stanley Capital World Index and the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Index were down 13.2% and 14.2%, respectively. The S&P 500 declined 9.1% and the NASDAQ dropped 39.3%. The euro declined 6.3% versus the U.S. dollar and hit a low of .827 per U.S. dollar in November. The Japanese yen fell 10.5% against the greenback.

      The swing in market sentiment towards economic growth was swift this past year. Only 12 months prior, annualized fourth quarter growth for U.S. gross domestic product (GDP) was over 8%. That compares with a 2.7% consensus forecast for fourth quarter 2000. Certainly, the continuous increasing of interest rates around the world by central banks had a dampening effect on global economies. High energy prices also served as a brake on economic growth. In addition, the stockpiling of inventories, particularly in the technology arena, in order to ameliorate earlier problems of drastic component shortages, may have exacerbated the situation, causing growth to decline more rapidly. Signs of growing inventories and shorter lead times upset the markets, and technology stocks tumbled as a result.

      With concerns over economic growth and slowing demand, the easy capital flows for internet-related investments during the prior two years suddenly ceased, and certain credit markets around the world tightened rapidly. As a result, those companies with shaky and/or extended business models and no immediate cash flow soon fell by the wayside. With continuous news of dot.com bankruptcies, technology companies' earnings misses and market declines, the consumer has taken a rather sober view of the world recently, and has in turn, affected global growth negatively. This year's holiday spending may have been the lowest in years.

Investment Results(5)

      With a growth bias, the Portfolio underperformed the MSCI EAFE Index for the year 2000. The overweight position in TMT stocks hurt performance of the Portfolio on a relative basis, leading to a -19.86% return for the year. Mitigating the negative results vis-a-vis the Index were the Portfolio's large positions in financial and pharmaceutical stocks. Relative to global growth indices, such as the MSCI EAFE Growth Index, the Portfolio returned superior results given the holdings in these latter groups.

Investment Outlook

      Our investment process has always stressed valuation as well as growth and we continue to focus on those stocks where the most exciting growth is available at the best price. The Portfolio is diversified among industries and concentrated in those companies offering the best earning visibility over the next year. We remain fully invested and believe the focus on strong relative earnings fundamentals will be rewarded by the markets in the future and over the long-term.

Portfolio Strategy

      In Europe, media and telecommunication stocks were the hardest hit sectors in the Portfolio as the market grasped for clarity on valuations. As mobile phone providers bid colossal amounts for third generation licenses, investors began to question the ultimate returns expected. Concerns over balance sheet strength and ballooning capital expenditures replaced last year's fascination with subscriber growth and monumental mergers. In Europe, as in the U.S., cable companies lost their luster, and the promise of interactive television moved realistically further into the future. Again, similar to the U.S., the largest contributors to performance in Europe were financial and health care-related stocks.

      Despite Japan's weak showing this year (the MSCI Japan Index was down 28.2% in 2000), the Portfolio's holdings in the region contributed positively to performance. The increase in value of the pharmaceutical, financial, and consumer stock positions more than offset the decline in technology-related holdings.

----------
(5) Average annual total returns are for the Portfolio's Class A shares.

      Asia Pacific performance was mixed for the year. Positions in China and Hong Kong added to performance, while positions in Australia and Korea detracted from performance.

      The shift in psychology has been very rapid and has spread to almost all sectors of the economy. With the exception of financials, energy/utilities, pharmaceutical and consumer staples, all other industry sectors underperformed the world markets during 2000. Investor concerns are myopic in nature with extreme focus on the upcoming quarter's results with little or no value ascribed to growth prospects over the next 12-18 months. Despite the obvious change in global growth fundamentals, we believe the pendulum is beginning to swing too far to the other side. Global markets seem to be discounting a rather negative earnings scenario. With the decline in earnings estimates around the world complemented by numerous analyst-rating downgrades, global markets have settled into more realistic expectations, which we believe is favorable for the market. Although timing is very difficult, we believe 2001 can bring recovery to global markets. With the recent shift in focus from inflation to economic growth by the Federal Reserve, the U.S. will likely see the Fed lower rates further in the year 2001. In addition, there are signs of growing concerns of central bank members over an economic slowdown in both the Europe/UK and the Japan regions, which may result in lower rates outside the U.S. as well.

Investment Results As Of December 31, 2000(6)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                             International Portfolio

1 Year                        19.86%
5 Years                       7.08%
Since Inception (12/92)       9.08%

                               Performance Update

----------
(6) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       12/31/92*    12/31/93   12/31/94   12/31/95   12/31/96
-----------------------------------------------------------------------------
Fund                    $10,000      $12,160    $12,975    $14,254    $15,287
MSCI EAFE Index         $10,000      $13,294    $14,366    $16,026    $17,045
Lipper International
Funds Avg               $10,000      $13,625    $13,572    $15,049    $17,014


                       12/31/97     12/31/98   12/31/99   12/31/00
------------------------------------------------------------------
Fund                    $15,796      $17,852    $25,034     20,062
MSCI EAFE Index         $17,396      $20,933    $26,647     22,928
Lipper International
Funds Avg               $18,044      $20,521    $28,151     23,629


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Global Bond Portfolio

Investment Objective

      The Global Bond Portfolio (the "Portfolio") seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

Market Review

      After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest rate increases, stable-to-lower stock prices, and higher oil prices dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

      In the U.S., economic growth moderated with a downshift in consumer spending. In May, the U.S. Federal Reserve raised interest rates by 50 basis points from 6.00% to 6.50%. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. Therefore, even in the face of higher official rates, the two-year Treasury yields fell from 6.72% to 5.91%, while 30-year Treasury yields fell from 5.99% to 5.79%. Stable growth allowed the Federal Reserve to hold rates steady thus far and their focus remains on inflationary imbalances in the labor market and inflation threats from higher oil prices.

      In the euro region, a weaker euro currency and higher oil prices dampened consumer confidence. Similar to the U.S., European monetary policy makers have also retained their aggressive attitudes.

      In Japan, the economy remains fragile and dependent on public spending and exports. There appears to be a moderation in private demand and a substantial decline in public spending. The Bank of Japan (BOJ) abandoned its "zero-rate" policy in August and raised its short-term rates to 0.25%.

      Global economic growth remained strong, as most individual country returns were positive toward the end of 2000. Ecuador posted the largest gain as a result of its progress in the dollarization process and debt restructuring reforms (Dollarization is the official adoption of the U.S. dollar as the currency of choice in a foreign country). Within the Latin American region, performance of Venezuelan debt remained positive, helped by rising oil prices (Venezuela is very dependent on oil exports). Other individual outperformers included Mexico and Brazil. Peru was among the worst performers on the back of growing political and economic uncertainties.

      The external environment has been very supportive of Mexican debt over the past six months as it benefited from a strong U.S. economy and robust oil prices. Internal factors such as sound fiscal policy, a credit rating upgrade to investment quality and a peaceful election also enhanced the performance of Mexican bonds. These positive credit events led to the lowering of the yield premium over Treasuries that investors demand from their Mexican holdings. The July election marked the first time that Mexico has seen a peaceful and democratic transfer of power between political parties. In Argentina, economic growth remains anemic, and the country has been severely hampered by external shocks--restrictive U.S. monetary policy, a weak euro currency and low agricultural commodity prices.

Investment Results(7)

      During the reporting period ended December 31, 2000, the Portfolio underperformed the benchmark, as represented by the Salomon Smith Barney World Government Bond Index (unhedged), over the 12-month period posting a return of 1.17% as compared to 1.59%,

----------
(7) Average annual total returns are for the Portfolio's Class A shares.

respectively. However, over the six-month reporting period, the Portfolio outperformed the benchmark with a return of 1.86% as compared to 1.56%, respectively.

Investment Outlook

      Although we expect the U.S. economy to slow further during the first half of 2001, we do not anticipate an outright recession. Further aggressive easing by the Federal Reserve--as much as another 100 to 150 basis points--should help cushion the downturn and make a re-acceleration of growth to 3% later this year possible. In our view, the Federal Reserve will continue to lower rates, the yield curve will steepen further, and volatility will likely remain high. The fundamental economic causes of the current slowdown are harder for the Federal Reserve to ameliorate than the more purely financial challenges of 1995 and 1998. As a result, rates are likely to fall further and stay low for a sustained period of time.

      Although the prospects of an easier monetary policy in the U.S. and a likely end to global tightening should benefit emerging markets, a hard landing for the U.S. would probably cancel those gains, while the effects of further declines in oil prices will vary from country to country. On balance, we look for oil-importing countries to benefit, while oil exporters will be negatively affected.

      Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. Going forward, we believe emerging-market debt will continue to produce attractive returns, albeit with considerable volatility over the medium term.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(8)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                              Global Bond Portfolio

1 Year                        1.17%
5 Years                       2.99%
Since Inception (7/91)        6.24%

----------
8) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               Performance Update


               7/31/91*   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
------------------------------------------------------------------------------
Fund           $10,000     $11,100    $11,641    $12,939    $12,272    $15,306
Salomon
Brothers
World Gov't
Bond Index
(unhedged)     $10,000     $11,436    $12,068    $13,670    $13,991    $16,655



              12/31/96    12/31/97   12/31/98   12/31/99   12/31/00
-------------------------------------------------------------------
Fund           $16,257     $16,366    $18,676    $17,534    $17,740
Salomon
Brothers
World Gov't
Bond Index
(unhedged)     $17,258     $17,298    $19,944    $19,093    $19,396


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Growth & Income Portfolio

Investment Objective

      The Growth & Income Portfolio seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Market Review

      For the full calendar year, value stocks delivered their best returns ever as compared to growth stocks at the extreme disconnect in last year's market. Between the underlying economic values of businesses compared to their equity market valuations, a substantial adjustment appears to have occurred. As measured by the Russell 1000 Value Index, value stocks were up 7.1%, while growth stocks, as measured by the Russell 1000 Growth Index, were down 22.4%.

      The extreme success of growth strategies in 1998 and 1999 peaked in March of 2000 as an unprecedented valuation anomaly opened between growth and value style securities. As evidence of slower economic growth became more prevalent through the calendar year, the high multiple structure of growth succumbed to the pressure of downward earnings revisions, and expensive growth stocks dramatically underperformed.

      One cannot help but sit in awe of the dramatic swings in investor sentiment and stock prices that have become this market's signature feature. The combination of lower corporate profit growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities conspired to create one of the most elevated periods of market volatility ever observed. By staying focused on the economics of individual company businesses, the increase in market volatility generated many opportunities for the Portfolio.

      The Federal Reserve's policy to slow U.S. economic activity and relieve potential inflation pressure appears to have achieved its desired intent. As always, the key questions for investors relate to the levels of interest rates and earnings. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it seems appropriate to conclude that the Federal Reserve's policy focus will continue to be more hospitable than was the case in 1999 and 2000.

Investment Results(9)

      For the 12-month period ended December 31, 2000, the Alliance Variable Products Series Growth & Income Portfolio generated a 13.89% return, compared with a return of -9.10% for the S&P 500 Index and -0.59% for the Lipper Growth and Income Funds Average (using 1546 funds from Lipper's Variable Annuity Universe). The broad market declined sharply in 2000 as evidenced by the S&P 500's decline and NASDAQ's 39.3% plunge. Generally, small and mid-sized companies performed better than large companies, and value stocks significantly outperformed growth stocks.

Portfolio Strategy

      The Portfolio's performance benefited from the preference shift undertaken by investors as they reduced their holdings of risky assets in favor of more conservative ones. The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to the Portfolio's results in this year's difficult market. Securities favorably impacting the Portfolio's performance were mainly investments in companies where company earnings are believed to be relatively insensitive to overall economic activity.

----------
(9) Average annual total returns are for the Portfolio's Class A shares.

Securities negatively impacting performance were concentrated in the technology and telecommunications sectors.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(10)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                            Growth & Income Portfolio

1 Year                        13.89%
5 Years                       19.63%
Since Inception (1/91)        15.30%

                               Performance Update

----------
(10) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                1/31/91*   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
-------------------------------------------------------------------------------
Fund            $10,000     $10,350    $11,171    $12,477    $12,434    $16,879
S&P 500
Stock Index     $10,000     $12,497    $13,448    $14,800    $14,995    $20,623
Lipper G&I
Funds Avg       $10,000     $12,264     $13,145    $14,734    $14,614   $19,143



               12/31/96    12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------
Fund            $20,945     $26,976    $32,611    $36,319    $41,362
S&P 500
Stock Index     $25,355     $33,811    $43,480    $52,626    $47,836
Lipper G&I
Funds Avg       $23,018    $29,268     $34,685    $38,858    $37,242


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Growth Portfolio

Investment Objective

      The Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Market Review

      The market was nervous throughout 2000 as high valuations and rising interest rates created an unstable environment for equities. Rotation among sectors was dramatic between defensive groups, health care particularly, and more aggressive sectors such as telecommunications and technology. In the fourth quarter, a serious correction in the technology sector and related industries occurred as concerns about a slowing economy raised fears of earnings disappointments. This sell-off reduced a great deal of overvaluation but exacerbated investor fears regarding the rate of earnings growth in 2001.

Investment Results(11)

      During the six- and 12-month periods ended December 31, 2000, the Portfolio returned -16.08% and -17.51%, respectively. The Portfolio's benchmarks, as represented by the Russell 1000 Growth Stock Index and the Standard and Poor's (S&P) 500 Stock Index, posted returns of -25.57% and -8.71%, respectively, for the six-month period, and -22.42% and -9.10% for the 12-month period, respectively.

      Higher volatility characterized the equity market in 2000. Dramatic price swings were particularly intense during the fourth quarter. Evidence that the economy was slowing made investors cautious about future earnings growth. Pre-announcements from technology companies as well as Home Depot, Inc. and consumer durables companies increased investor nervousness. The decline was particularly adverse for technology stocks, which were selling at significant price-to-earnings ratio premiums to the market. The correction was indiscriminate, taking companies with intact fundamentals down as much as those with questionable business models. The Portfolio was underweighted in the technology sector versus growth indices throughout the year - representation focused on leading companies was appropriate. This helped performance relative to the Russell 1000 Growth Stock Index, but hurt results relative to the S&P 500 Stock Index.

Investment Outlook

      For some time, we have been expecting a slowdown in the economy led by the consumer where spending has been unsustainably strong. We were convinced that the Federal Reserve would keep real short-term rates high until slower growth was apparent. However, deceleration of growth was remarkably abrupt in the fourth quarter. Not only were investors taken aback by the severity of the slowdown, but the Federal Reserve was as well. The 50 basis point reduction in the Federal Funds Rate only three days into January signaled that the Federal Reserve did not want a recession. Going forward, we look for further rate cuts during the first half of the year depending on the tone of the economy. Slower consumer spending and reduction of excess inventories will likely subdue gross domestic product (GDP) growth in the first half of this year. Further, cutbacks in capital spending are generally expected. Inflation is expected to remain subdued, reflecting continued good productivity experience. An absence of any inflation threats gives the Federal Reserve latitude in further reducing rates. In the environment described above, profits are expected to be flat. To summarize, we look for GDP to grow around 2% in the first half of 2001, and to accelerate to 3% in the second half. Long term rates are likely to fluctuate

----------
(11) Average annual total returns are for the Portfolio's Class A shares.

between 5.0% and 6.0%. Inflation is estimated at 2.0% to 3.0%. In this environment, equities with intact earnings are likely to do well. Time will be required, however, before investors become comfortable with slower growth.

Areas of Opportunity

      Clearly, we believe this year will require even greater diligence in stock selection. We are constructive regarding equities, but believe the positive response to lower interest rates probably will be gradual. We believe the broad market indices have experienced most of the correction likely, and that stocks generally are priced attractively. The obvious exception is the technology sector, where concerns about disappointing earnings continue to create unprecedented price volatility. Patience will be required for the next one to two quarters, as investors assess the impact of lower interest rates and restoration of appropriate inventory levels. During this time, some of the Portfolio's more defensive holdings in health care and staples probably will continue to outperform. We intend to use the expected volatility in technology to consolidate holdings in those companies with unique products and undiminished leadership positions. We believe these stocks will respond strongly when investors become more comfortable about the prospect of growth resuming. Finally, financial services will continue to be an important position of the Portfolio for all the reasons previously cited: they are beneficiaries of consolidation both domestically and abroad; merger and acquisition activity likely will pick up as interest rates decline; and valuation levels are compelling. The proposed change by the Financial Accounting Standards Board
(FASB) to eliminate goodwill in corporate combinations also would be an added positive if passed.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(12)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                                Growth Portfolio

1 Year                        17.51%
5 Years                       18.99%
Since Inception (9/94)        21.42%

----------
(12) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               Performance Update


                9/30/94*   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
-------------------------------------------------------------------------------
Fund            $10,000     $10,530    $14,239    $18,295    $23,788    $30,621
Russell 1000
Growth Index    $10,000     $10,075    $13,821    $17,017    $22,205    $30,800

S&P 500
Stock Index     $10,000      $9,998    $13,751    $16,906    $22,545    $28,992


               12/31/99    12/31/00
-----------------------------------
Fund            $41,176     $33,967
Russell 1000
Growth Index    $41,012     $31,815
S&P 500
Stock Index     $35,090     $31,896


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      U.S./High Grade Portfolio

Investment Objective

      The U.S. Government/High Grade Securities Portfolio (the "Portfolio") seeks a high level of current income consistent with the preservation of capital by investing principally in a portfolio of U.S. government securities and other high-grade debt securities.

Market Review

      Following a strong first half of the year, the U.S. economy lost momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of the year to 1.8% in the second half. Past interest-rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

      The U.S. bond market as measured by the Lehman Brothers Aggregate Bond Index (the "Index") returned 11.63% during 2000 - its best annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the Index, U.S. Treasuries posted the strongest result at 13.52%, followed by commercial mortgage-backed securities (CMBS) at 13.47%, U.S. agencies at 12.18%, mortgage-backed securities (MBS) at 11.16%, asset-backed securities (ABS) at 10.84% and investment-grade corporates at 9.39%. Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky instruments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter issues as expectations for interest rate cuts rose.

      The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Real estate markets in general remained healthy, and capital market participation in commercial real estate finance should mitigate some of the valuation fluctuations that have occurred in the past. In addition, the Department of Labor finally declared all investment-grade classes of CMBS to be ERISA eligible, which increased demand incrementally for double A through triple B rated CMBS securities. Rising prepayment expectations dampened MBS performance, though less so than we had anticipated. Because mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector is subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weak results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

Investment Results(13)

      For the 12-month period ended December 31, 2000, the Portfolio returned 11.08%, compared with 12.78% for its composite benchmark (a blend of 67% Lehman Brothers (LB) Government Bond Index and 33% LB Credit Bond Index). In the first half of the year, our maturity structure detracted from our relative performance: our Treasury holdings were in a barbell structure, between short and long maturities when the Treasury yield curve became less inverted during the second quarter. However, our subsequent repositioning of our maturity structure in anticipation of a steepening yield curve added significantly to our relative returns in the second half of the year. In fact, our concern regarding a slowing economy and the resulting decline in interest rates proved well justified.

----------
(13) Average annual total returns are for the Portfolio's Class A shares.

      The stock market weakened, consumers scaled back and the Treasury yield curve steepened as a result of slowing economic growth. The Portfolio also benefited from our underweighting of the corporate sector in light of slowing economic growth, and from our focus on higher-quality corporates in a deteriorating credit environment. The agency sector, in which we gradually increased holdings to an overweight position, also contributed to performance. Our mortgage security selection had the greatest negative impact on the Portfolio's relative returns. As interest rates declined and the Federal Reserve prepared to cut rates late in the year, the risk increased that homeowners would begin to refinance their higher-interest home loans. In response, we shifted into lower-coupon mortgage pass-throughs, which are better protected from this prepayment risk. When prepayment risk depressed mortgage performance less than we had anticipated in the fourth quarter, our holdings of lower-coupon mortgages dampened the Portfolio's relative performance.

Investment Outlook

      While the odds of a "hard landing" for the U.S. economy have risen in recent months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% to 3% growth rate, with most of the slowing coming in the first half.

      In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. In anticipation of a steepening yield curve, we are concentrating the Portfolio in intermediate maturities. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancings.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(14)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

----------
(14) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                 U.S. Government/High Grade Securities Portfolio

1 Year                       11.08%
5 Years                       5.50%
Since Inception (9/92)        5.95%

                               Performance Update


               9/30/92*   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-------------------------------------------------------------------------------
Fund           $10,000      $9,890    $10,800    $10,364    $12,360    $12,675
Composite      $10,000      $9,988    $11,069    $10,721    $12,711    $13,114


              12/31/97    12/31/98   12/31/99   12/31/00
--------------------------------------------------------
Fund           $13,776     $14,907     14,542     16,153
Composite      $14,317     $15,653     15,427     17,275


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      High Yield Portfolio

Investment Objective

      The High Yield Portfolio (the "Portfolio") seeks the highest level of current income available by investing principally in high-yield fixed-income securities without assuming undue risk. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

Market Review

      During 2000, the high-yield market recorded its third consecutive year of weak performance, returning -5.21%, as represented by the Credit Suisse First Boston (CSFB) High Yield Index. This negative performance reflected the Federal Reserve's long-held tightening bias, as well as fundamental concerns about credit quality and weakening sentiment toward the telecommunications and technology sectors. Higher-than-average default levels supported these concerns. Although credit availability dried up across all investment grades, it was felt most acutely in the high-yield market, as investors avoided lending to the riskier issuers.

      In keeping with investors' preference for better quality high-yield debt, double B issuers outperformed single B issuers by more than 1200 basis points. The energy, gaming, utility and financial sectors posted the strongest returns, while entertainment, fixed communications, automotive and metals posted the weakest returns. The yield difference between the high-yield market and risk-free Treasuries reached 9.5% at year-end--the largest yield advantage in a decade, and nearly 4% higher than levels just one year ago. Money continued to flow out of high-yield mutual funds, with outflows totaling approximately $10 billion in 2000. Not surprisingly, high-yield debt issuance declined during the year.

Investment Results(15)

      The Portfolio returned -5.15% for the 12-month period ended December 31, 2000, modestly outperforming the -5.21% return of its benchmark, the CSFB High Yield Index. Given the increasingly negative tone of the market, we moved to a more defensive posture during the year, adding double B securities. We also shortened the Portfolio's duration and acquired an overweight position in cash and in traditionally defensive sectors, such as cable and energy. As a result, the Portfolio outperformed both the index and the Lipper average high-yield fund. Our outlook for 2001 is more positive. We expect to lengthen duration, while remaining selective with regard to cyclical industries. In our analysis, single B debt will continue to be more attractive over the long term. The Portfolio will continue to be well diversified.

Investment Outlook

      We believe the Federal Reserve will aggressively lower interest rates, easing in excess of an additional 100 basis points by spring of 2001. This should lead to a "soft landing" for the U.S. economy: we estimate the year 2001 U.S. economic growth rate to be approximately 3%, with the second half of 2001 outpacing the first. Slower U.S. profit growth over the next 12 months should mute stock price gains. We expect to see positive returns in high yield over the near term, reflecting interest rate stability and continued modest economic growth. Substantial returns

----------
(15) Average annual total returns are for the Portfolio's Class A shares.

remain dependent on increased retail and institutional demand. Prospects for the high-yield market should improve as the rate of economic growth slows and the Federal Reserve shifts to an accommodative monetary policy. With a healthy economy, a more relaxed monetary policy and high-yield securities yielding more than 13%, we believe the high-yield market offers significant value.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(16)

      Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                              High Yield Portfolio

1 Year                        -5.15%
Since Inception (10/97)       -2.61%

                               Performance Update

----------
(16) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   10/31/97*   12/31/97   12/31/98   12/31/99   12/31/00
------------------------------------------------------------------------
Fund                $10,000     $10,330     $9,949     $9,692     $9,193
CS First Boston
High Yield Index    $10,000     $10,163    $10,222    $10,557    $10,007


      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      Quasar Portfolio

Investment Objective

      The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues, by any company, in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

Market Review

      While perhaps not the global meltdown that many doomsayers had forecasted, Y2K certainly posed many challenges to small-cap growth stock investors. 2000 was a year marked by ongoing economic uncertainty, enormous volatility, massive sector rotation and, ultimately, disappointing small-cap growth stock returns. In fact, the Russell 2000 Growth Index turned in its single worst calendar year performance since its inception in 1979.

Investment Results(17)

      The Quasar Portfolio finished out the year with strong second half relative performance. For the six-month period ended December 31, 2000, the Portfolio decreased in value by 12.5% versus a 23.5% decline in the Russell 2000 Growth Index. This brings the Portfolio's full-year return to -6.1%, which compares favorably to the Russell 2000 Growth Index's -22.4% return.

      As for the environment, year 2000 was filled with ups and downs. The run from January 1 to March 10 was one of the most powerful, euphoric rides ever experienced by small-cap investors. Over this timeframe, the Russell 2000 Growth Index gained more than 30%, as investors aggressively bid up new-economy stocks to unprecedented levels. The good news did not last long. Over the course of the next 25 trading sessions, the Russell 2000 Growth Index would give up all of its year-to-date gains, and then some, as it declined an astonishing 34%. Although small-cap growth stocks would stage periodic rallies of varying intensity, the Russell 2000 Growth Index ultimately went on to decline another 18% before finding a hitting bottom on December 21, 46% below the March 10 high.

      Consistent with the portfolio management team's historical discipline, the Portfolio's sector bets during the six- and 12-month periods were kept to a minimum. A modest overweight in health care and a modest underweight in technology did favorably impact relative performance for the six-month period. Overall, stock selection proved to be by far the single largest contributor to outperformance for both the six- and 12-month periods. In fact, for the year, all four-sectors significantly outperformed the Russell 2000 Growth Index.

Investment Outlook

      Looking forward, we believe that small-cap growth stocks are well positioned for strong relative performance. Coming off what was obviously a disappointing year, relative valuations have improved to near-historical lows. As is the case when looking at specific stocks, however, cheap is never reason enough to expect outperformance. In the case of small-cap growth stocks, we believe a more accommodating Federal Reserve will provide the catalyst for small-cap outperformance.

      Reviewing the past 11 declining interest rate cycles, small-cap stocks have outperformed nearly 75% of the time. While performance during a Fed easing can vary dramatically, small-caps have on average outperformed large-caps by nearly 400 basis points and 700 basis points, respectively, over the six- and 12- month periods following an initial cut.

      We do not expect the road to outperformance to be without speed bumps. As is typically the case around inflection points, increased investor uncertainty is likely to keep volatility high. This will clearly pose unique challenges to small-cap investors. However, cognizant of the changes underway, the Alliance Small Cap Team is very focused on making appropriate

----------
(17) Average annual total returns are for the Portfolio's Class A shares.

adjustments to the Portfolio with a view toward improvements in economic activity likely later in the year.

      Average annual total returns are for the Portfolio's Class A shares.

Investment Results as of December 31, 2000(18)

      Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

                                Quasar Portfolio

1 Year                        -6.09%
Since Inception (8/96)         6.59%

                               Performance Update



              8/31/96*   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------------------------------------------------------------------------
Fund          $10,000     $10,640    $12,619    $12,052    $14,111    $13,252
Russell 2000
Growth Index  $10,000     $10,543    $11,908    $12,054    $17,248    $13,380


----------
(18) Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Past performance is no guarantee of future results.

      These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                  August 27, 2001



            This Statement of Additional Information relates to the proposed mergers (each a "Merger" and, collectively, the "Mergers") of the Balanced Portfolio(the "Brinson Balanced Portfolio"), the Global Equity Portfolio (the "BrinsonGlobal Equity Portfolio"), the Global Income Portfolio (the "Brinson GlobalIncome Portfolio"), the Growth and Income Portfolio (the "Brinson Growth andIncome Portfolio"), the Growth Portfolio (the "Brinson Growth Portfolio"), theHigh Grade Fixed Income Portfolio (the "Brinson High Grade Portfolio"), the HighIncome Portfolio (the "Brinson High Income Portfolio"), the Small Cap Portfolio(the "Brinson Small Cap Portfolio"), and the Strategic Income Portfolio (the "Brinson Strategic Income Portfolio") (each an "Acquired Portfolio" or a "Brinson Portfolio"), each a series of Brinson Series Trust ("Brinson Trust") into, respectively, the Total Return Portfolio (the "Alliance Total Return Portfolio"), the International Portfolio (the "Alliance International Portfolio"), the Global Bond Portfolio (the "Alliance Global Bond Portfolio"), the Growth and Income Portfolio (the "Alliance Growth and Income Portfolio"), the Growth Portfolio (the "Alliance Growth Portfolio), the U.S. Government/High Grade Securities Portfolio (the "Alliance U.S./High Grade Portfolio"), the High Yield Portfolio (the "Alliance High Yield Portfolio"), the Quasar Portfolio (the "Alliance Quasar Portfolio"), and the Alliance Global Bond Portfolio (each an "Acquiring Portfolio" or an "Alliance Portfolio" and, collectively, together with the Brinson Portfolios, the "Portfolios"), each a series of Alliance Variable Products Series Fund, Inc. (the "Alliance Fund").

            This SAI contains information which may be of interest to shareholders, but which is not included in the Prospectus/Proxy Statement dated August 27, 2001 (the "Prospectus/Proxy Statement") of the Acquiring Portfolios, which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers are to be effected through the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of beneficial interest of that Acquiring Portfolio (the "Merger Shares") and the assumption by that Acquiring Portfolio of the stated liabilities of the Acquired Portfolio. This will be followed by the distribution of the relevant Merger Shares to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio.

            This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Alliance Fund, 1345 Avenue of the Americas, New York,New York, 10105, or by calling 1-800-221-5672.



                                Table of Contents

I.   Additional Information about the Acquiring Portfolios and the Acquired
     Portfolios................................................................
II.  Financial Statements......................................................

I. Additional Information about the Acquiring Portfolios and the Acquired Portfolios.


            Incorporated by reference (1) to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (filed on April 27, 2001) (Registration Nos. 33-21677 and 811-05547), and (2) to Post-Effective Amendment No. 32 to the Registration Statement of the Brinson Series Trust on Form N-1A (filed on April 20, 2001) (Registration Nos. 33-10438 and 811-4919).


II.         Financial Statements.


            This SAI is accompanied by the Semi-Annual Reports for the six months ended June 30, 2001 and the Annual Reports for the year ended December 31, 2000 of each Acquiring Portfolio and Acquired Portfolio, which contain historical financial information regarding such Portfolios. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Such financial statements have been audited by Ernst & Young LLP, independent auditors, and have been incorporated herein by reference in reliance upon the report of said firm, which report has been given upon their authority as experts in auditing and accounting.

            Pro forma financial statements of the Alliance International Portfolio, the Alliance Global Bond Portfolio and the Alliance High Yield Portfolio for the Merger are provided on the following page.

                               PRO-FORMA COMBINED
                           --------------------------
                              FINANCIAL STATEMENTS
                           --------------------------

                             BRINSON SERIES TRUST--
                            GLOBAL EQUITY PORTFOLIO
                    ALLIANCE VARIABLE PRODUCTS SERIES FUND--
                            INTERNATIONAL PORTFOLIO

                               DECEMBER 31, 2000
                                  (UNAUDITED)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust--Global Equity Portfolio
December 31, 2000 (unaudited)           Alliance Variable Products Series Fund--
                                                         International Portfolio
================================================================================

                                                                     Brinson             Alliance
                                                                  Global Equity        International                     Pro-Forma
                                                  Combined          Portfolio            Portfolio     Adjustment(s)     Combined
                                                   Shares            (Value)              (Value)         (Value)         (Value)
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS-99.9%
AUSTRALIA-0.9%
National Australia Bank, Ltd.....................      1,954     $          31,320    $          -0-   $          0    $     31,320
News Corp., Ltd. (ADR)...........................     22,270                60,307          657,900              -0-        718,207
                                                                 -----------------    -------------    ------------    ------------
                                                                            91,627          657,900              -0-        749,527
                                                                 -----------------    -------------    ------------    ------------
AUSTRIA-0.0%
OMV AG...........................................        448                34,705               -0-             -0-         34,705
                                                                 -----------------    -------------    ------------    ------------
CANADA-0.1%
Nortel Networks Corp.............................        370                11,899               -0-             -0-         11,899
Potash Corp. of Saskatchewan, Inc................        511                40,018               -0-             -0-         40,018
Royal Bank of Canada.............................      1,032                34,978               -0-             -0-         34,978
                                                                 -----------------    -------------    ------------    ------------
                                                                            86,895               -0-             -0-         86,895
                                                                 -----------------    -------------    ------------    ------------
FINLAND-2.4%
Elisa Communications.............................      1,035                22,285               -0-             -0-         22,285
Nokia AB Corp....................................     46,428                94,914        1,975,890              -0-      2,070,804
                                                                 -----------------    -------------    ------------    ------------
                                                                           117,199        1,975,890              -0-      2,093,089
                                                                 -----------------    -------------    ------------    ------------
FRANCE-12.2%
Alcatel, SA Cl.A.................................     28,830               132,366        1,505,452              -0-      1,637,818
Alstom...........................................        570                14,719               -0-             -0-         14,719
Ass Gen De France................................        269                18,692               -0-             -0-         18,692
AXA..............................................        671                97,030               -0-             -0-         97,030
BNP Paribas, SA..................................     28,840                64,969        2,467,081              -0-      2,532,050
Cap Gemini, SA...................................        165                26,618               -0-             -0-         26,618
Lafarge, SA......................................        556                46,622               -0-             -0-         46,622
Lyonnaise Des Eaux, SA...........................        280                51,138               -0-             -0-         51,138
Rhodia Inc., SA..................................      2,630                40,748               -0-             -0-         40,748
Rhone Poulenc, SA (a)............................      1,889               165,848               -0-             -0-        165,848
Sanofi-Synthelabo, SA............................     39,140                    -0-       2,609,424              -0-      2,609,424
STMicroelectronics NV............................     41,900                    -0-       1,829,500              -0-      1,829,500
Total Fina Elf, SA Cl.B..........................     10,564               125,534        1,445,729              -0-      1,571,263
Vivendi Universal................................        700                46,077               -0-             -0-         46,077
                                                                 -----------------    -------------    ------------    ------------
                                                                           830,361        9,857,186              -0-     10,687,547
                                                                 -----------------    -------------    ------------    ------------
GERMANY-0.6%
Deutsche Bank AG.................................        620                52,111               -0-             -0-         52,111
Direkt Anlage Bank...............................        528                19,137               -0-             -0-         19,137
Dresdner Bank AG.................................      1,490                64,989               -0-             -0-         64,989
Ergo Versicherungs...............................        220                37,184               -0-             -0-         37,184
Metro AG ........................................      1,400                65,467               -0-             -0-         65,467
Munchener Ruckvers AG............................        364               130,245               -0-             -0-        130,245
Schering AG......................................        500                28,405               -0-             -0-         28,405
Siemens AG.......................................        580                75,811               -0-             -0-         75,811
Veba AG..........................................        800                48,678               -0-             -0-         48,678
                                                                 -----------------    -------------    ------------    ------------
                                                                           522,027               -0-             -0-        522,027
                                                                 -----------------    -------------    ------------    ------------
GREECE-0.0%
Hellenic Telecommunications (ADR)................      1,460                10,585               -0-             -0-         10,585
                                                                 -----------------    -------------    ------------    ------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust--Global Equity Portfolio
(continued)      Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                                     Brinson             Alliance
                                                                  Global Equity        International                     Pro-Forma
                                                  Combined          Portfolio            Portfolio     Adjustment(s)     Combined
                                                   Shares            (Value)              (Value)         (Value)         (Value)
-----------------------------------------------------------------------------------------------------------------------------------

HONG KONG-3.6%
Cheung Kong Holdings, Ltd........................     89,000     $              -0-   $   1,138,217    $         -0-   $  1,138,217
China Mobile (Hong Kong) Ltd. (a)................     96,000                    -0-         524,328              -0-        524,328
Citic Pacific, Ltd...............................    299,000                    -0-       1,059,957              -0-      1,059,957
Li & Fung, Ltd. (a)..............................    224,000                    -0-         406,375              -0-        406,375
                                                                 -----------------    -------------    ------------    ------------
                                                                                -0-       3,128,877              -0-      3,128,877
                                                                 -----------------    -------------    ------------    ------------
IRELAND-1.3%
Bank of Ireland..................................      3,919                39,038               -0-             -0-         39,038
CRH Plc..........................................     59,600                    -0-       1,109,214              -0-      1,109,214
                                                                 -----------------    -------------    ------------    ------------
                                                                            39,038        1,109,214              -0-      1,148,252
                                                                 -----------------    -------------    ------------    ------------
ISRAEL-0.0%
Orbotech, Ltd. (a)...............................        597                22,276               -0-             -0-         22,276
                                                                 -----------------    -------------    ------------    ------------
ITALY-6.4%
Alleanza Assicurazioni...........................    233,000                    -0-       3,712,815              -0-      3,712,815
Ras..............................................      3,410                53,185               -0-             -0-         53,185
San Paolo-IMI SpA................................      4,000                64,678               -0-             -0-         64,678
UniCredito Italiano SpA..........................    338,195                    -0-       1,768,837              -0-      1,768,837
                                                                 -----------------    -------------    ------------    ------------
                                                                           117,863        5,481,652              -0-      5,599,515
                                                                 -----------------    -------------    ------------    ------------
JAPAN-22.2%
Asahi Bank.......................................      5,000                17,014               -0-             -0-         17,014
Bank of Fukuoka, Ltd.............................    181,000                    -0-         772,638              -0-        772,638
Bank of Tokyo-Mitsubishi, Ltd....................     69,000                    -0-         686,258              -0-        686,258
Banyu Pharmaceutical Co., Ltd....................     31,000                    -0-         700,971              -0-        700,971
Canon, Inc.......................................     76,200                 6,998        2,659,202              -0-      2,666,200
Chugai Pharmaceutical Co.........................      2,000                33,240               -0-             -0-         33,240
Daiwa Securities Group, Inc......................     56,000                    -0-         584,395              -0-        584,395
Fast Retailing Co., Ltd..........................      6,600                39,153        1,252,904              -0-      1,292,057
Fujitsu, Ltd.....................................      1,000                14,731               -0-             -0-         14,731
Furukawa Electric................................      1,000                17,451               -0-             -0-         17,451
Hoya Corp........................................      9,000                    -0-         661,302              -0-        661,302
Kao Corp.........................................     84,000                    -0-       2,439,468              -0-      2,439,468
Kyocera Corp.....................................        200                21,816               -0-             -0-         21,816
Matsushita Electric Industrial Co., Ltd..........      1,000                23,880               -0-             -0-         23,880
NEC Corp.........................................     60,000                36,564        1,060,357              -0-      1,096,921
Nikko Securities Co., Ltd........................      4,000                30,966               -0-             -0-         30,966
Nippon Telephone & Telegraph Co..................          4                28,797               -0-             -0-         28,797
Nomura Securities Co., Ltd.......................     58,000                35,952        1,006,648              -0-      1,042,600
NTT Docomo, Inc..................................        111                    -0-       1,912,789              -0-      1,912,789
NTT Mobile Communication.........................          1                17,232               -0-             -0-         17,232
Rohm Co., Ltd....................................      1,000                    -0-         189,818              -0-        189,818
Sanwa Bank.......................................      4,000                28,026               -0-             -0-         28,026
Sony Corp........................................        700                48,373               -0-             -0-         48,373
Sumitomo Trust & Banking Co., Ltd................    241,000                    -0-       1,638,007              -0-      1,638,007
Takeda Chemical Industries, Ltd..................     48,500                29,566        2,838,349              -0-      2,867,915
Tokyo Electron, Ltd..............................     10,000                    -0-         549,335              -0-        549,335
Toshiba Corp.....................................      6,000                40,098               -0-             -0-         40,098
Yamada Denki Co..................................        400                32,575               -0-             -0-         32,575
                                                                 -----------------    -------------    ------------    ------------
                                                                           502,432       18,952,441              -0-     19,454,873
                                                                 -----------------    -------------    ------------    ------------

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                                     Brinson             Alliance
                                                                  Global Equity        International                     Pro-Forma
                                                  Combined          Portfolio            Portfolio     Adjustment(s)     Combined
                                                   Shares            (Value)              (Value)         (Value)         (Value)
-----------------------------------------------------------------------------------------------------------------------------------

KOREA-0.0%
Korea Telecom Corp...............................        479     $          14,849    $          -0-   $         -0-   $     14,849
Samsung Electronic...............................        200                24,980               -0-             -0-         24,980
                                                                 -----------------    -------------    ------------    ------------
                                                                            39,829               -0-             -0-         39,829
                                                                 -----------------    -------------    ------------    ------------
MEXICO-0.4%
Telefonos de Mexico, SA de CV (ADR)..............      8,500                    -0-         383,562              -0-        383,562
                                                                 -----------------    -------------    ------------    ------------
NETHERLANDS-3.5%
Ahold Kon NV.....................................        912                29,425               -0-             -0-         29,425
Akzo Nobel NV....................................        938                50,381               -0-             -0-         50,381
ASM Lithography Holding NV (a)...................     41,900                    -0-         951,734              -0-        951,734
Buhrmann NV......................................      2,117                56,754               -0-             -0-         56,754
Getronics NV.....................................      2,150                12,638               -0-             -0-         12,638
ING Groep NV.....................................      2,080               166,171               -0-             -0-        166,171
Kon KPN NV.......................................      1,568                18,051               -0-             -0-         18,051
Koninklijke Philips Electronics NV...............      2,722                99,733               -0-             -0-         99,733
Numico Kon NV....................................        812                40,868               -0-             -0-         40,868
Unilever NV......................................        660                41,771               -0-             -0-         41,771
United Pan-Europe Communications NV
   Series A (a)..................................    156,530                17,572        1,581,588              -0-      1,599,160
                                                                 -----------------    -------------    ------------    ------------
                                                                           533,364        2,533,322              -0-      3,066,686
                                                                 -----------------    -------------    ------------    ------------
NORWAY-0.0%
Petroleum Geo Services (a).......................      1,394                18,380               -0-             -0-         18,380
                                                                 -----------------    -------------    ------------    ------------
PORTUGAL-0.1%
Brisa Auto Estrada...............................      9,285                82,827               -0-             -0-         82,827
                                                                 -----------------    -------------    ------------    ------------
SINGAPORE-1.0%
DBS Group Holdings, Ltd..........................     75,038                    -0-         849,160              -0-        849,160
                                                                 -----------------    -------------    ------------    ------------
SOUTH KOREA-2.0%
Samsung Electronics Co., Ltd.....................      4,620                    -0-         577,043              -0-        577,043
SK Telecom Co., Ltd (ADR)........................     50,750                    -0-       1,195,797              -0-      1,195,797
                                                                 -----------------    -------------    ------------    ------------
                                                                                -0-       1,772,840              -0-      1,772,840
                                                                 -----------------    -------------    ------------    ------------
SPAIN-3.5%
Banco Bilbao Vizcaya Argentaria, SA..............    149,900                    -0-       2,230,984              -0-      2,230,984
Telefonica, SA (a)...............................        700                11,568          776,740              -0-        788,308
Telefonica, SA Cl.A..............................        827                41,350               -0-             -0-         41,350
                                                                 -----------------    -------------    ------------    ------------
                                                                            52,918        3,007,724              -0-      3,060,642
                                                                 -----------------    -------------    ------------    ------------
SWEDEN-4.9%
Atlas Copco AB Series A..........................     44,820                    -0-         980,541              -0-        980,541
Ericsson LM B Shares.............................      8,384                95,485               -0-             -0-         95,485
Investor AB......................................      6,910               103,222               -0-             -0-        103,222
Nordbanken Holding...............................     12,264                92,899               -0-             -0-         92,899
Securitas AB Series B............................     73,460                    -0-       1,361,956              -0-      1,361,956
Skandia Forsakrings AB...........................    101,600                    -0-       1,652,251              -0-      1,652,251
                                                                 -----------------    -------------    ------------    ------------
                                                                           291,606        3,994,748              -0-      4,286,354
                                                                 -----------------    -------------    ------------    ------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust--Global Equity Portfolio
(continued)      Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                                     Brinson             Alliance
                                                                  Global Equity        International                     Pro-Forma
                                                  Combined          Portfolio            Portfolio     Adjustment(s)     Combined
                                                   Shares            (Value)              (Value)         (Value)         (Value)
-----------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND-2.8%
ABB, Ltd ........................................     14,250     $              -0-   $   1,518,717    $         -0-   $  1,518,717
Novartis AG......................................         61               107,820               -0-             -0-        107,820
Serono, SA Cl.B (a)..............................        617                    -0-         593,818              -0-        593,818
Syngenta AG......................................         20                 1,073               -0-             -0-          1,073
UBS AG...........................................        542                88,444               -0-             -0-         88,444
Zurich Financial Services Group..................        231               139,236               -0-             -0-        139,236
                                                                 -----------------    -------------    ------------    ------------
                                                                           336,573        2,112,535              -0-      2,449,108
                                                                 -----------------    -------------    ------------    ------------
TAIWAN-0.4%
Taiwan Semiconductor Manufacturing
   Co., Ltd......................................     99,840                    -0-         239,652              -0-        239,652
Taiwan Semiconductor Manufacturing
   Co., Ltd. (ADR)...............................      5,700                    -0-          98,325              -0-         98,325
                                                                 -----------------    -------------    ------------    ------------
                                                                                -0-         337,977              -0-        337,977
                                                                 -----------------    -------------    ------------    ------------
UNITED KINGDOM-27.7%
Aegis Group Plc..................................     17,191                35,474               -0-             -0-         35,474
Amvescap Plc.....................................      3,936                80,867               -0-             -0-         80,867
AstraZeneca Group Plc............................     39,339                11,901        1,973,236              -0-      1,985,137
BG Group ........................................      6,630                25,974               -0-             -0-         25,974
BP Amoco Plc.....................................    273,886                89,515        2,122,011              -0-      2,211,526
British Aerospace Plc............................    204,900                    -0-       1,170,398              -0-      1,170,398
British Sky Broadcasting Group Plc...............    193,910                    -0-       3,250,381              -0-      3,250,381
British Telecommunications Plc...................      4,500                38,489               -0-             -0-         38,489
Cable & Wireless Plc.............................      3,500                47,259               -0-             -0-         47,259
Carlton Communications Plc.......................      5,001                45,691               -0-             -0-         45,691
Centrica Plc.....................................    112,000                    -0-         434,175              -0-        434,175
CGNU Plc ........................................    179,500                    -0-       2,904,157              -0-      2,904,157
Commercial Union Plc.............................     19,000               307,404               -0-             -0-        307,404
Diageo Plc.......................................    214,263               166,685        2,236,222              -0-      2,402,907
Dixons Group Plc.................................    238,557                    -0-         799,040              -0-        799,040
GlaxoSmithKline Plc..............................      3,690               104,284               -0-             -0-        104,284
Lattice Group....................................      6,630                14,970               -0-             -0-         14,970
Logica Plc.......................................      8,600                    -0-         225,043              -0-        225,043
Marconi..........................................      2,940                31,609               -0-             -0-         31,609
Misys............................................      2,470                24,376               -0-             -0-         24,376
National Grid Group Plc..........................     27,000                    -0-         245,670              -0-        245,670
Prudential Plc...................................     15,700                    -0-         252,839              -0-        252,839
Reckitt & Colman Plc.............................      5,015                69,140               -0-             -0-         69,140
Reuters Group Plc................................    142,400                    -0-       2,412,505              -0-      2,412,505
RMC Group........................................      3,200                28,183               -0-             -0-         28,183
Rolls Royce......................................     11,900                35,277               -0-             -0-         35,277
Royal & Sun Alliance.............................     11,300                96,819               -0-             -0-         96,819
Royal Bank of Scotland Group Plc.................     10,000                    -0-         236,556              -0-        236,556
Spirent Plc......................................      3,630                33,110               -0-             -0-         33,110
Standard Chartered Plc...........................     80,493                    -0-       1,160,884              -0-      1,160,884
Unilever ........................................      3,380                28,960               -0-             -0-         28,960
United News & Media Plc..........................      5,355                67,902               -0-             -0-         67,902
Vodafone Group Plc...............................    949,091               113,605        3,370,472              -0-      3,484,077
WPP Group Plc....................................      2,800                36,509               -0-             -0-         36,509
                                                                 -----------------    -------------    ------------    ------------
                                                                         1,534,003       22,793,589              -0-     24,327,592
                                                                 -----------------    -------------    ------------    ------------

                                   Brinson Series Trust--Global Equity Portfolio
                 Alliance Variable Products Series Fund--International Portfolio
================================================================================

                                                                     Brinson             Alliance
                                                                  Global Equity        International                     Pro-Forma
                                                  Combined          Portfolio            Portfolio     Adjustment(s)     Combined
                                                   Shares            (Value)              (Value)         (Value)         (Value)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED STATES-3.9%
Alcoa, Inc.......................................      2,006     $          67,201    $          -0-   $         -0-   $     67,201
AMBAC Financial Group, Inc.......................      1,467                85,544               -0-             -0-         85,544
American Home Products Corp......................      1,200                76,260               -0-             -0-         76,260
American Online, Inc. (a)........................        598                20,810               -0-             -0-         20,810
AMR Corp. (a)....................................        800                31,350               -0-             -0-         31,350
Applied Materials, Inc. (a)......................      1,025                39,142               -0-             -0-         39,142
Baxter International, Inc........................        610                53,871               -0-             -0-         53,871
Boeing Co........................................      1,251                82,566               -0-             -0-         82,566
Borg Warner Automotive, Inc......................      1,116                44,640               -0-             -0-         44,640
Centex Corp......................................      1,303                48,944               -0-             -0-         48,944
Chase Manhattan Corp.............................      2,651               120,455               -0-             -0-        120,455
Chevron Corp.....................................        961                81,144               -0-             -0-         81,144
Circuit City Stores, Inc.........................        974                11,201               -0-             -0-         11,201
Cisco Systems, Inc. (a)..........................      2,233                85,412               -0-             -0-         85,412
Citigroup, Inc...................................      1,780                90,891               -0-             -0-         90,891
Comcast Corp. CL.A (a)...........................        711                29,684               -0-             -0-         29,684
Conoco, Inc......................................        694                20,083               -0-             -0-         20,083
Dell Computer Corp. (a)..........................      1,768                30,830               -0-             -0-         30,830
Delphi Automotive Systems Corp...................        649                 7,301               -0-             -0-          7,301
Delta Air Lines, Inc.............................        699                35,081               -0-             -0-         35,081
Dow Chemical Co..................................      1,760                64,460               -0-             -0-         64,460
Duke Energy Corp.................................        221                18,840               -0-             -0-         18,840
El Paso Energy Corp..............................      1,231                88,170               -0-             -0-         88,170
Emerson Electric Co..............................        544                42,874               -0-             -0-         42,874
Energy East Corp.................................      1,210                23,822               -0-             -0-         23,822
Exxon Mobil Corp.................................      1,886               163,964               -0-             -0-        163,964
Federal Home Loan Mortgage Corp..................        810                55,789               -0-             -0-         55,789
Federated Department Stores, Inc. (a)............      1,861                65,135               -0-             -0-         65,135
FleetBoston Financial Corp.......................      1,200                45,075               -0-             -0-         45,075
Halliburton Co...................................      1,499                54,339               -0-             -0-         54,339
Honeywell, Inc...................................        696                32,929               -0-             -0-         32,929
Household International, Inc.....................      1,000                55,000               -0-             -0-         55,000
IBM Corp.........................................        850                72,250               -0-             -0-         72,250
Ingersoll Rand Co................................        716                29,983               -0-             -0-         29,983
Intel Corp.......................................      1,342                40,595               -0-             -0-         40,595
International Paper Co...........................        534                21,794               -0-             -0-         21,794
JDS Uniphase Corp. (a)...........................        747                31,141               -0-             -0-         31,141
Johnson Controls, Inc............................        466                24,232               -0-             -0-         24,232
Knight-Ridder, Inc...............................      1,225                69,672               -0-             -0-         69,672
Lear Corp. (a)...................................      1,210                30,023               -0-             -0-         30,023
MBNA Corp........................................      1,286                47,501               -0-             -0-         47,501
Mettler-Toledo International, Inc. (a)...........        734                39,911               -0-             -0-         39,911
Microsoft Corp. (a)..............................      1,548                67,145               -0-             -0-         67,145
Morgan Stanley Dean Witter & Co..................      1,303               103,263               -0-             -0-        103,263
Motorola, Inc....................................      2,395                48,499               -0-             -0-         48,499
New York Times Co. Cl.A..........................        849                34,013               -0-             -0-         34,013
Pfizer, Inc......................................      2,398               110,308               -0-             -0-        110,308
Phillips Petroleum Co............................        713                40,552               -0-             -0-         40,552
Providian Corp...................................        706                40,595               -0-             -0-         40,595

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust--Global Equity Portfolio
(continued)      Alliance Variable Products Series Fund--International Portfolio
================================================================================


                                                 Combined
                                                 Shares or           Brinson             Alliance
                                                 Principal        Global Equity        International                     Pro-Forma
                                                   Amount           Portfolio            Portfolio     Adjustment(s)     Combined
                                                    (000)            (Value)              (Value)         (Value)         (Value)
-----------------------------------------------------------------------------------------------------------------------------------

Royal Dutch Petroleum Co.........................      1,583     $          95,871    $          -0-   $         -0-   $     95,871
Schering-Plough Corp.............................      2,229               126,496               -0-             -0-        126,496
Target Corp......................................      2,978                96,041               -0-             -0-         96,041
Texas Instruments, Inc...........................      1,000                47,375               -0-             -0-         47,375
Tosco Corp.......................................        908                30,815               -0-             -0-         30,815
Transocean Sedco Forex, Inc......................        463                21,298               -0-             -0-         21,298
TRW, Inc.........................................        663                25,691               -0-             -0-         25,691
Tyco International, Ltd..........................      1,021                56,666               -0-             -0-         56,666
United Technologies Corp.........................        930                73,121               -0-             -0-         73,121
Verizon Communications...........................      1,000                50,125               -0-             -0-         50,125
Viacom, Inc. Cl.B (a)............................        559                26,133               -0-             -0-         26,133
Weyerhaeuser Co..................................      1,467                74,450               -0-             -0-         74,450
Worldcom, Inc. (a)...............................      2,176                30,464               -0-             -0-         30,464
                                                                 -----------------    -------------    ------------    ------------
                                                                         3,378,830               -0-             -0-      3,378,830
                                                                 -----------------    -------------    ------------    ------------
Total Common Stocks
     (cost $85,691,924)..........................                        8,643,338       78,948,617              -0-     87,591,955
                                                                 -----------------    -------------    ------------    ------------
SHORT-TERM INVESTMENTS-4.3%
TIME DEPOSIT-4.1%
State Street Euro Dollar
   6.00%, 1/02/01
   (amortized cost $3,636,000)...................     $3,636                    -0-       3,636,000              -0-      3,636,000
REPURCHASE AGREEMENT-0.2%
Repurchase Agreement dated 12/29/00 with
   State Street Bank & Trust Co., collaterized
   by $65,086 U.S. Treasury Notes, 6.250% to
   6.875% due 06/30/02 to 05/15/06 (value-
   $66,396); and $95,914 U.S. Treasury Bonds,
   5.25% due 11/15/28 (value-$97,836);
   proceeds: $161,105 (cost-$161,000)............        161               161,000               -0-             -0-        161,000
                                                                 -----------------    -------------    ------------    ------------
                                                                           161,000        3,636,000              -0-      3,797,000
                                                                 -----------------    -------------    ------------    ------------
TOTAL INVESTMENTS-104.2%
   (cost $89,488,924)............................                        8,804,338       82,584,617              -0-     91,388,955
Other assets less liabilities-(4.2%).............                          (58,898)      (3,594,608)              0      (3,653,506)
                                                                 -----------------    -------------    ------------    ------------
NET ASSETS-100%..................................                $       8,745,440    $  78,990,009    $         -0-   $ 87,735,449
                                                                 =================    =============    ============    ============

--------------------------------------------------------------------------------
(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt

    See notes to financial statements.

SECTOR DIVERSIFICATION
PRO-FORMA COMBINED                 Brinson Series Trust--Global Equity Portfolio
December 31, 2000 (unaudited)           Alliance Variable Products Series Fund--
                                                         International Portfolio
================================================================================

                                                   Brinson            Alliance                                           Pro-Forma
                                                Global Equity       International                         Pro-Forma       Combined
                                                  Portfolio           Portfolio        Adjustments        Combined       (Percent of
                                                   (Value)             (Value)           (Value)           (Value)       Net Assets)
                                               ---------------     ---------------     ------------     ------------     -----------
Aerospace & Defense..........................  $       117,941     $            -0-    $         -0-    $    117,941            0.1%
Basic Industry...............................          433,518                  -0-              -0-         433,518            0.5
Capital Goods................................          340,489           2,499,258               -0-       2,839,747            3.2
Consumer Manufacturing.......................          343,442           1,109,214               -0-       1,452,656            1.7
Consumer Services............................          916,748          20,962,257               -0-      21,879,005           24.9
Consumer Staples.............................          376,109           2,439,468               -0-       2,815,577            3.2
Energy.......................................          866,311           3,567,740               -0-       4,434,051            5.1
Finance......................................        2,555,132          23,061,727               -0-      25,616,859           29.2
Health Care..................................          847,848           8,715,798               -0-       9,563,646           10.9
Multi Industry...............................          211,490           1,059,957               -0-       1,271,447            1.4
Technology...................................        1,152,193          13,693,051               -0-      14,845,244           16.9
Utilities....................................          482,117           1,840,147               -0-       2,322,264            2.7
                                               ---------------     ---------------     ------------     ------------     -----------
Total Investments*...........................        8,643,338          78,948,617               -0-      87,591,955           99.8
Cash and receivables, net of liabilities.....          102,102              41,392               -0-         143,494            0.2
                                               ---------------     ---------------     ------------     ------------     -----------
Net Assets...................................  $     8,745,440     $    78,990,009     $         -0-    $ 87,735,449          100.0%
                                               ===============     ===============     ============     ============     ===========

--------------------------------------------------------------------------------
* Excludes short-term obligations.

STATEMENT OF ASSETS
AND LIABILITIES                    Brinson Series Trust--Global Equity Portfolio
December 31, 2000 (unaudited)           Alliance Variable Products Series Fund--
                                                         International Portfolio
================================================================================

                                                                         Alliance
                                               Brinson Global          International                                   Pro-Forma
                                              Equity Portfolio           Portfolio            Adjustments              Combined
                                              ----------------        ---------------        -------------          ---------------
ASSETS
  Investments in securities, at value
    (cost $89,488,924).....................  $        8,804,338      $      82,584,617      $             -0-     $       91,388,955
  Cash, including foreign cash at
    value (cost $2,806)....................                 991                  1,849                    -0-                  2,840
  Collateral held for securities
    loaned.................................              37,800                     -0-                   -0-                 37,800
  Receivable for foreign taxes
    withheld...............................              10,891                     -0-                   -0-                 10,891
  Dividends and interest
    receivable.............................               7,107                 93,491                    -0-                100,598
  Receivable for capital stock sold........                  -0-                 3,686                    -0-                  3,686
  Other assets.............................               3,040                     -0-                   -0-                  3,040
                                             ------------------      -----------------      ----------------      ------------------
  Total assets.............................           8,864,167             82,683,643                    -0-             91,547,810
                                             ------------------      -----------------      ----------------      ------------------
LIABILITIES
  Payable for collateral received
    on securities loaned...................              37,800                     -0-                   -0-                 37,800
  Advisory fee payable.....................               5,823                 38,062                    -0-                 43,885
  Payable for capital stock
    redeemed...............................                  -0-             3,606,951                    -0-              3,606,951
  Accrued expenses and other
    liabilities............................              75,104                 48,621                    -0-                123,725
                                             ------------------      -----------------      ----------------      ------------------
  Total liabilities........................             118,727              3,693,634                    -0-              3,812,361
                                             ------------------      -----------------      ----------------      ------------------
NET ASSETS.................................  $        8,745,440      $      78,990,009      $             -0-     $       87,735,449
                                             ==================      =================      ================      ==================

                                                Class H Shares         Class A Shares                                Class A Shares
  Net assets...............................  $        8,129,451      $      78,990,009                            $       87,119,460
                                             ==================      =================                            ==================
  Shares of capital stock
    outstanding (a)........................             618,153              4,934,662              (111,250)              5,441,565
                                             ==================      =================                            ==================
  Net asset value per share................  $            13.15      $           16.01                            $            16.01
                                             ==================      =================                            ==================

                                                Class I Shares                                                       Class B Shares
  Net assets...............................  $          615,989                                                   $          615,989
                                             ==================                                                   ==================
  Shares of capital stock
    outstanding (a)........................              46,959                                       (8,484)                 38,475
                                             ==================                                                   ==================
  Net asset value per share................  $            13.12                                                   $            16.01
                                             ==================                                                   ==================

--------------------------------------------------------------------------------

(a) The Class H and Class I shares of the Global Equity Portfolio have characteristics substantially similar to the Class A and Class B shares of the International Portfolio, respectively. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value. However, under a Rule 12b-1 plan adopted by each Portfolio, Class B and Class I shares pay annual distribution fees equal to 0.25% of the average daily net assets attributable to such respective class. Class B shares is being established in connection with the proposed merger.

    See notes to financial statements.

STATEMENT OF OPERATIONS
Twelve Months Ended                Brinson Series Trust--Global Equity Portfolio
December 31, 2000 (unaudited)           Alliance Variable Products Series Fund--
                                                         International Portfolio
================================================================================

                                                                        Alliance
                                              Brinson Global          International                                  Pro-Forma
                                             Equity Portfolio           Portfolio             Adjustments            Combined*
                                             ----------------       -----------------       ---------------       --------------

INVESTMENT INCOME
    Dividends (net of foreign
       witholding taxes of $123,037)......   $        133,324      $          687,691      $             -0-     $       821,015
    Interest..............................             69,085                 195,915                    -0-             265,000
                                             ----------------      ------------------      ----------------      ---------------
    Total investment income...............            202,409                 883,606                    -0-           1,086,015
                                             ----------------      ------------------      ----------------      ---------------
EXPENSES
    Advisory fee..........................             81,207                 870,332                27,070              978,609 (a)
    Distribution fee - Class B............              1,451                      -0-                   -0-               1,451 (b)
    Audit and legal.......................             34,290                  23,533               (18,947)              38,876 (c)
    Printing..............................             31,000                   8,989               (27,844)              12,145 (c)
    Custodian.............................             29,288                 185,474               (13,384)             201,378 (d)
    Directors' fees.......................              7,500                   1,426                (7,500)               1,426 (c)
    Transfer agency.......................              3,000                     945                (3,000)                 945 (c)
    Administrative........................                 -0-                 66,000                    -0-              66,000 (c)
    Miscellaneous.........................              1,905                   6,052                  (571)               7,386 (c)
                                             ----------------      ------------------      ----------------      ---------------
    Total expenses........................            189,641               1,162,751               (44,176)           1,308,216
    Expenses waived and reimbursed........               (229)               (335,935)              (40,755)            (376,919)
                                             ----------------      ------------------      ----------------      ---------------
    Net expenses..........................            189,412                 826,816               (84,931)             931,297
                                             ----------------      ------------------      ----------------      ---------------
    Net investment income.................             12,997                  56,790                84,931              154,718
                                             ----------------      ------------------      ----------------      ---------------
REALIZED AND UNREALIZED
    LOSS ON INVESTMENTS
    Net realized gain on investment
       transactions.......................          1,253,387               3,983,044                    -0-           5,236,431
    Net realized loss on futures
       transactions.......................           (117,268)                     -0-                   -0-            (117,268)
    Net realized loss on foreign
       currency transactions..............            (11,784)               (120,198)                   -0-            (131,982)
    Net change in unrealized
       appreciation/depreciation of:
       Investments........................         (2,193,110)            (20,977,391)                   -0-         (23,170,501)
       Futures............................             (8,138)                     -0-                   -0-              (8,138)
       Foreign currency denominated
         assets and liabilities...........                 11                  (2,240)                   -0-              (2,229)
                                             ----------------      ------------------      ----------------      ---------------
    Net loss on investments...............         (1,076,902)            (17,116,785)                   -0-         (18,193,687)
                                             ----------------      ------------------      ----------------      ---------------
NET INCREASE (DECREASE)
    IN NET ASSETS FROM
    OPERATIONS............................   $     (1,063,905)     $      (17,059,995)     $         84,931      $   (18,038,969)
                                             ================      ==================      ================      ===============

--------------------------------------------------------------------------------

*   Based on combined net assets for the twelve months ended December 31, 2000.

(a) Advisory fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended December 31, 2000.

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended December 31, 2000.

(c) Expenses are based on one fund.

(d) Custodian fees are based on monthly fixed fees and on average net assets.

    See notes to financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS               Brinson Series Trust--Global Equity Portfolio
December 31, 2000 (unaudited)           Alliance Variable Products Series Fund--
                                                         International Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Brinson Series Trust - Global Equity Portfolio by Alliance Variable Products Series Fund - International Portfolio (the "Portfolio") pursuant to an Agreement and Plan of Acquisition and Termination. The acquisition would be accomplished by a tax-free exchange of the assets of Brinson Series Trust - Global Equity Portfolio for shares of the Portfolio.

The unaudited Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations have been prepared as though the acquisition had been effective December 31, 2000 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisition. The expense of the acquisition, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS               Brinson Series Trust--Global Equity Portfolio
(continued)      Alliance Variable Products Series Fund--International Portfolio
================================================================================

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividend and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements would amounted to $376,919.

NOTE D: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                               PRO-FORMA COMBINED
                    -----------------------------------------
                              FINANCIAL STATEMENTS
                    -----------------------------------------

                             BRINSON SERIES TRUST --

                             GLOBAL INCOME PORTFOLIO

                           STRATEGIC INCOME PORTFOLIO

                    ALLIANCE VARIABLE PRODUCTS SERIES FUND --

                              GLOBAL BOND PORTFOLIO

                                DECEMBER 31, 2000

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
December 31, 2000 (unaudited)

                                 Brinson Series Trust -- Global Income Portfolio
                              Brinson Series Trust -- Strategic Income Portfolio
                 Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

                                   Combined         Brinson          Brinson          Alliance
                                   Principal     Global Income   Strategic Income   Global Bond                       Pro-Forma
                                    Amount         Portfolio        Portfolio         Portfolio     Adjustment(s)     Combined
                                     (000)       (U.S.$ Value)    (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)   (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 0.2%
DEBT OBLIGATION - 0.2%
National Australia Bank
   7.384%, 5/19/10 (a).........   US$      113   $     113,775   $             -0-  $          -0-  $          -0-  $     113,775
                                                 -------------   ----------------   -------------   -------------   -------------
BRAZIL - 0.3%
GOVERNMENT OBLIGATIONS - 0.3%
Federal Republic of Brazil
   10.125%, 5/15/27 ...........            215          43,890            127,680              -0-             -0-        171,570
Federal Republic of Brazil, DCB
   7.688%, 4/15/12 (a) ........             62          45,725                 -0-             -0-             -0-         45,725
                                                 -------------   ----------------   -------------   -------------   -------------
                                                        89,615            127,680              -0-             -0-        217,295
                                                 -------------   ----------------   -------------   -------------   -------------
CANADA - 3.4%
GOVERNMENT OBLIGATIONS - 3.4%
Government of Canada
   5.00%, 9/01/04 (b)..........   CAD      500              -0-                -0-        329,514              -0-        329,514
   5.50%, 6/01/10 (b) .........          3,390         248,393                 -0-      2,027,625              -0-      2,276,018
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       248,393                 -0-      2,357,139              -0-      2,605,532
                                                 -------------   ----------------   -------------   -------------   -------------
DENMARK - 2.4%
GOVERNMENT OBLIGATION - 2.4%
Kingdom of Denmark
   6.00%, 11/15/09 (b).........   DKK   13,590              -0-                -0-      1,814,167              -0-      1,814,167
                                                 -------------   ----------------   -------------   -------------   -------------
FRANCE - 3.7%
GOVERNMENT OBLIGATIONS - 3.7%
Government of France
   4.00%, 4/25/09 (b)..........   EUR    2,950              -0-                -0-      2,611,320              -0-      2,611,320
   5.50%, 10/25/07 ............            130         127,019                 -0-             -0-             -0-        127,019
Republic of France
   5.50%, 4/25/29 .............             97          91,613                 -0-             -0-             -0-         91,613
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       218,632                 -0-      2,611,320              -0-      2,829,952
                                                 -------------   ----------------   -------------   -------------   -------------
GERMANY - 12.8%
GOVERNMENT OBLIGATIONS - 12.6%
Federal Republic of Germany
   4.00%, 7/04/09 (b) .........          2,480              -0-                -0-      2,197,380              -0-      2,197,380
   6.00%, 2/16/06 (b) .........          4,350              -0-                -0-      4,333,853              -0-      4,333,853
   5.25%-6.25%, 7/4/10-1/04/30.   DEM    3,098         796,511          2,220,611              -0-             -0-      3,017,122
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       796,511          2,220,611       6,531,233              -0-      9,548,355
                                                 -------------   ----------------   -------------   -------------   -------------
DEBT OBLIGATION - 0.2%
Deutsche Ausgleichbank
   7.00%, 6/23/05..............   US$      150         155,581                 -0-             -0-             -0-        155,581
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       952,092          2,220,611       6,531,233              -0-      9,703,936
                                                 -------------   ----------------   -------------   -------------   -------------
HUNGARY - 0.1%
GOVERNMENT OBLIGATION - 0.1%
Government of Hungary
   13.50%, 6/12/01.............   HUF   20,000          72,354                 -0-             -0-             -0-         72,354
                                                 -------------   ----------------   -------------   -------------   -------------

PORTFOLIO OF INVESTMENTS         Brinson Series Trust -- Global Income Portfolio
PRO-FORMA COMBINED            Brinson Series Trust -- Strategic Income Portfolio
(continued)      Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

                                   Combined         Brinson          Brinson          Alliance
                                   Principal     Global Income   Strategic Income   Global Bond                       Pro-Forma
                                    Amount         Portfolio        Portfolio         Portfolio     Adjustment(s)     Combined
                                     (000)       (U.S.$ Value)    (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)   (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
ITALY - 5.5%
GOVERNMENT OBLIGATIONS - 5.5%
Republic of Italy
   4.75%, 7/01/05..............   ITL      900   $          -0-  $        846,945   $          -0-  $          -0-  $     846,945
   5.00%, 5/01/08 (b)..........   EUR    3,000              -0-                -0-      2,810,991              -0-      2,810,991
   6.75%, 5/02/02..............   US$      256         258,866                 -0-             -0-             -0-        258,866
   8.50%, 4/01/04..............   ITL      245         256,514                 -0-             -0-             -0-        256,514
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       515,380            846,945       2,810,991              -0-      4,173,316
                                                 -------------   ----------------   -------------   -------------   -------------
JAPAN - 14.3%
GOVERNMENT OBLIGATIONS - 14.3%
Government of Japan
   1.90%, 3/20/08 (b)..........   JPY  200,000              -0-                -0-      1,816,265              -0-      1,816,265
   1.90%, 9/21/09 (b) .........        394,000              -0-                -0-      3,569,098              -0-      3,569,098
   1.90%, 12/20/10 ............         29,000         256,494                 -0-             -0-             -0-        256,494
   2.20%, 9/21/20 (b) .........        122,000              -0-                -0-      1,052,344              -0-      1,052,344
   4.60%, 3/20/03 (b) .........        334,000              -0-                -0-      3,180,082              -0-      3,180,082
   5.00%, 9/20/02 (b) .........        104,000              -0-                -0-        978,915              -0-        978,915
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       256,494                 -0-     10,596,704              -0-     10,853,198
                                                 -------------   ----------------   -------------   -------------   -------------
KOREA - 0.1%
GOVERNMENT OBLIGATION - 0.1%
Republic of Korea
   8.875%, 4/15/08.............   US$       65          70,119                 -0-             -0-             -0-         70,119
                                                 -------------   ----------------   -------------   -------------   -------------
MEXICO - 0.2%
DEBT OBLIGATION - 0.2%
PEMEX Finance, Ltd.
   6.125%, 11/15/03 ...........            147         146,504                 -0-             -0-             -0-        146,504
                                                 -------------   ----------------   -------------   -------------   -------------
NETHERLANDS - 2.7%
GOVERNMENT OBLIGATIONS - 2.7%
Government of Netherlands
   5.50%, 7/15/10 (b)..........   EUR    1,710              -0-                -0-      1,667,273              -0-      1,667,273
   5.50%, 1/15/28..............   NLG      316         301,333                 -0-             -0-             -0-        301,333
   8.75%, 9/15/01 .............            100          96,429                 -0-             -0-             -0-         96,429
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       397,762                 -0-      1,667,273              -0-      2,065,035
                                                 -------------   ----------------   -------------   -------------   -------------
NEW ZEALAND - 0.7%
GOVERNMENT OBLIGATION - 0.7%
Government of New Zealand
   8.00%, 4/15/04..............   NZD    1,200              -0-           560,854              -0-             -0-        560,854
                                                 -------------   ----------------   -------------   -------------   -------------
POLAND - 0.4%
GOVERNMENT OBLIGATIONS - 0.4%
Republic of Poland
   10.00%, 6/12/04.............   PLN      885          97,232             89,834              -0-             -0-        187,066
Republic of Poland, PDI
   6.00%, 10/27/14 (c).........   US$       90          86,400                 -0-             -0-             -0-         86,400
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       183,632             89,834              -0-             -0-        273,466
                                                 -------------   ----------------   -------------   -------------   -------------
QATAR - 0.3%
GOVERNMENT OBLIGATION - 0.3%
State Of Qatar
   9.75%, 6/15/30..............   US$      220          80,000            140,000              -0-             -0-        220,000
                                                 -------------   ----------------   -------------   -------------   -------------

                                 Brinson Series Trust -- Global Income Portfolio
                              Brinson Series Trust -- Strategic Income Portfolio
                 Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

                                   Combined         Brinson          Brinson          Alliance
                                   Principal     Global Income   Strategic Income   Global Bond                       Pro-Forma
                                    Amount         Portfolio        Portfolio         Portfolio     Adjustment(s)     Combined
                                     (000)       (U.S.$ Value)    (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)   (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
RUSSIA - 0.6%
GOVERNMENT OBLIGATION - 0.6%
Russian Federation
   12.75%, 6/24/28.............   US$      500   $          -0-  $        413,750   $          -0-  $          -0-  $     413,750
                                                 -------------   ----------------   -------------   -------------   -------------
SPAIN - 7.0%
GOVERNMENT OBLIGATIONS - 7.0%
Government of Spain
   4.95%, 7/30/05..............   ESP      270         254,729                 -0-             -0-             -0-        254,729
   6.00%, 1/31/29 (b)..........   EUR    1,780              -0-                -0-      1,758,713              -0-      1,758,713
   7.90%, 2/28/02 (b) .........          3,415              -0-                -0-      3,319,829              -0-      3,319,829
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       254,729                 -0-      5,078,542              -0-      5,333,271
                                                 -------------   ----------------   -------------   -------------   -------------
SWEDEN - 2.1%%
GOVERNMENT OBLIGATION - 2.1%
Kingdom of Sweden
   5.00%, 1/15/04 (b)..........   SEK   15,000              -0-                -0-      1,618,225              -0-      1,618,225
                                                 -------------   ----------------   -------------   -------------   -------------
TRINIDAD & TOBAGO - 0.2%
GOVERNMENT OBLIGATION - 0.2%
Republic of Trinidad & Tobago
   9.875%, 10/01/09 (d)........   US$      150          53,250            106,500              -0-             -0-        159,750
                                                 -------------   ----------------   -------------   -------------   -------------
UNITED KINGDOM - 5.6%
GOVERNMENT OBLIGATION - 5.6%
United Kingdom Gilt
   6.50% to 10.00%, 8/27/02 to
   12/07/03....................   GBP      480         588,086            177,755              -0-             -0-        765,841
United Kingdom Treasury
   6.25%, 11/25/10 (b) ........          2,090              -0-                -0-      3,463,872              -0-      3,463,872
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       588,086            177,755       3,463,872              -0-      4,229,713
                                                 -------------   ----------------   -------------   -------------   -------------
UNITED STATES - 37.0%
GOVERNMENT AND
AGENCY OBLIGATIONS - 29.0%
Federal National Mortgage
Association
   1.75%, 3/26/08 (b)..........   JPY  200,000              -0-                -0-      1,807,918              -0-      1,807,918
   5.25% to 7.125%, 8/15/04 to
   4/29/09.....................   US$    2,505              -0-         2,512,271              -0-             -0-      2,512,271
   6.625% to 6.75%, 1/15/02 to
   8/15/02 ....................            390         395,080                 -0-             -0-             -0-        395,080
U.S. Treasury Bond
   6.125% to 8.125%, 8/15/21 to
   8/15/29 ....................            855         592,607            384,525              -0-             -0-        977,132
   6.375%, 8/15/27 (b) ........          3,095              -0-                -0-      3,427,712              -0-      3,427,712
U.S. Treasury Notes
   4.75%, 11/15/08 (b).........   US$    3,180              -0-                -0-      3,092,041              -0-      3,092,041
   5.50%, 5/15/09 (b) .........          2,520              -0-                -0-      2,570,400              -0-      2,570,400
   5.75% to 6.50%, 2/15/10 to
   8/15/10 ....................          1,148          71,273          1,181,544              -0-             -0-      1,252,817
   6.00%, 8/15/09 (b) .........            500              -0-                -0-        527,580              -0-        527,580
   6.25%, 2/15/03 (b) .........          3,070              -0-                -0-      3,134,746              -0-      3,134,746
   6.875%, 5/15/06 (b) ........          2,070              -0-                -0-      2,239,161              -0-      2,239,161
                                                 -------------   ----------------   -------------   -------------   -------------
                                                     1,058,960          4,078,340      16,799,558              -0-     21,936,858
                                                 -------------   ----------------   -------------   -------------   -------------

PORTFOLIO OF INVESTMENTS         Brinson Series Trust -- Global Income Portfolio
PRO-FORMA COMBINED            Brinson Series Trust -- Strategic Income Portfolio
(continued)      Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

                                   Combined         Brinson          Brinson          Alliance
                                   Principal     Global Income   Strategic Income   Global Bond                       Pro-Forma
                                    Amount         Portfolio        Portfolio         Portfolio     Adjustment(s)     Combined
                                     (000)       (U.S.$ Value)    (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)   (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS - 7.6%
Abbey National Capital Trust
   8.963%, 6/30/30 (e).........   US$       79   $      81,506   $             -0-  $          -0-  $          -0-  $      81,506
AES Corp.
   9.50%, 6/01/09 .............            125              -0-           127,044              -0-             -0-        127,044
Airplanes Pass-Through Trust
   10.875%, 3/15/19 ...........            123              -0-            91,241              -0-             -0-         91,241
Allegiance Telecom, Inc.
   12.875%, 5/15/08 ...........            125              -0-           120,000              -0-             -0-        120,000
Allied Waste North America, Inc.
   10.00%, 8/01/09 ............            125              -0-           116,875              -0-             -0-        116,875
Avecia Group Plc
   11.00%, 7/01/09 ............            125              -0-           123,125              -0-             -0-        123,125
BCI US Funding Trust One
   8.01%, 7/15/08 (e) .........            200              -0-           189,226              -0-             -0-        189,226
Centaur Funding
   9.08%, 4/21/20 (d) .........            200              -0-           207,436              -0-             -0-        207,436
Clorox Corp.
   8.80%, 7/15/01 .............            200         202,509                 -0-             -0-             -0-        202,509
Fairchild Semiconductor Corp.
   10.125%, 3/15/07 ...........            125              -0-           115,000              -0-             -0-        115,000
FMR Corp.
   7.57%, 6/15/29 .............            120         120,786                 -0-             -0-             -0-        120,786
General Motors Acceptance Corp.
   5.75%, 11/10/03 ............            185         180,164                 -0-             -0-             -0-        180,164
Global Crossing Holdings, Ltd.
   9.50%, 11/15/09 (d) ........            125              -0-           118,125              -0-             -0-        118,125
Hanvit Bank
   12.75%, 3/01/10 ............            300              -0-           294,050              -0-             -0-        294,050
HSBC Capital Funding LP
   10.176%, 6/30/30 (d)(e) ....             73          83,917                 -0-             -0-             -0-         83,917
Host Marriot L.P.
   8.375%, 2/15/06 (d) ........            125              -0-           121,250              -0-             -0-        121,250
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09 ...........            125              -0-           121,562              -0-             -0-        121,562
KMC Telecom Holdings, Inc.
   13.50%, 5/15/09 ............            250              -0-            67,500              -0-             -0-         67,500
Knology Holdings, Inc.
   11.875%, 10/15/07 (f) ......            200              -0-            39,000              -0-             -0-         39,000
KPNQwest B.V.
   7.125%, 6/01/09 ............            100              -0-            82,350              -0-             -0-         82,350
Lyondell Chemical Co.
   9.875%, 5/01/07 ............            250              -0-           242,500              -0-             -0-        242,500
Metromedia Fiber Network, Inc.
   10.00%, 11/15/08 ...........            250              -0-           208,125              -0-             -0-        208,125
MGM Grand, Inc.
   9.75%, 6/01/07 .............            250              -0-           262,500              -0-             -0-        262,500
Morgan Stanley Dean Witter & Co.
   7.75%, 6/15/05 .............            104         109,283                 -0-             -0-             -0-        109,283

                                 Brinson Series Trust -- Global Income Portfolio
                              Brinson Series Trust -- Strategic Income Portfolio
                 Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

                                   Combined         Brinson          Brinson          Alliance
                                   Principal     Global Income   Strategic Income   Global Bond                       Pro-Forma
                                    Amount         Portfolio        Portfolio         Portfolio     Adjustment(s)     Combined
                                     (000)       (U.S.$ Value)    (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)   (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
Netia Holdings B.V
   10.25%, 11/01/07............   US$      500   $          -0-  $        354,336   $          -0-  $          -0-  $     354,336
Nextel Communications, Inc.
   9.25%, 11/15/06 ...............         200              -0-           165,264              -0-             -0-        165,264
   9.95%, 2/15/08 (f) ............         125              -0-            90,000              -0-             -0-         90,000
Northeast Optic Network, Inc.
   12.75%, 8/15/08 ...............         125              -0-            60,000              -0-             -0-         60,000
Park Place Entertainment Corp.
   7.875%, 12/15/05 ..............         125              -0-           123,125              -0-             -0-        123,125
Spectrasite Holdings, Inc.
   11.25%, 4/15/09 (f) ...........         125              -0-            65,000              -0-             -0-         65,000
Stena AB
   8.75%, 6/15/07 ................         175              -0-           138,250              -0-             -0-        138,250
Tembec Industry, Inc.
   8.625%, 6/30/09 ...............         125              -0-           123,750              -0-             -0-        123,750
Tenet Healthcare Corp.
   8.125%, 12/01/08 ..............         100              -0-           100,750              -0-             -0-        100,750
Tesoro Petroleum Corp.
   9.00%, 7/01/08 ................         125              -0-           120,000              -0-             -0-        120,000
UIH Australia Pacific, Inc.
   14.00%, 5/15/06 (f) ...........         250              -0-           222,500              -0-             -0-        222,500
United Pan Europe Communications N.V.
   10.875%, 8/01/09 (d) ..........         200              -0-           118,314              -0-             -0-        118,314
   13.375%, 11/01/09 (d)(f) ......         250              -0-            76,250              -0-             -0-         76,250
Voicestream Wireless Corp.
   10.375%, 11/15/09 .............         250              -0-           269,375              -0-             -0-        269,375
Versatel Telecom
   4.00%, 3/30/05 ................         200              -0-           103,995              -0-             -0-        103,995
Wells Fargo Co.
   6.50%, 9/03/02 ................          99          99,657                 -0-             -0-             -0-         99,657
Williams Communications Group
   10.875%, 10/01/09 .............         125              -0-            93,125              -0-             -0-         93,125
                                                 -------------   ----------------   -------------   -------------   -------------
                                                       877,822          4,870,943              -0-             -0-      5,748,765
                                                 -------------   ----------------   -------------   -------------   -------------
TIME DEPOSIT - 0.4%
State Street Euro Dollar
   6.00%, 1/02/01 ................         309              -0-                -0-        309,000              -0-        309,000
                                                 -------------   ----------------   -------------   -------------   -------------
                                                     1,936,782          8,949,283      17,108,558              -0-     27,994,623
                                                 -------------   ----------------   -------------   -------------   -------------
TOTAL INVESTMENTS - 99.6%
   (cost $73,987,338) ............                   6,177,599         13,633,212      55,658,024              -0-     75,468,835
Other assets less
   liabilities-0.4% ..............                     117,020           (645,706)        811,602              -0-        282,916
                                                 -------------   ----------------   -------------   -------------   -------------
NET ASSETS - 100% ................               $   6,294,619   $     12,987,506   $  56,469,626   $          -0-  $  75,751,751
                                                 =============   ================   =============   =============   =============

PORTFOLIO OF INVESTMENTS         Brinson Series Trust -- Global Income Portfolio
PRO-FORMA COMBINED            Brinson Series Trust -- Strategic Income Portfolio
(continued)      Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

(a) Floating rate securities-the interest rates shown are the current rate as of December 31, 2000.

(b) Securities or portion thereof, with an aggregate market value of $55,349,024 have been segregated to collateralize forward exchange currency contracts.

(c)   Reflects rate at December 31, 2000 on step up coupon rate instrument.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 2000, the aggregate market value of these securities amounted to $885,042 or 1.2% of net assets.

(e) Maturity date shown is the callable date for perpetual rewriting securities.

(f) Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.

      Glossary of Terms:

      DCB - Debt Conversion Bond.

      PDI - Past Due Interest Bond.

      See notes to financial statements.

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2000 (unaudited)

                                 Brinson Series Trust -- Global Income Portfolio
                              Brinson Series Trust -- Strategic Income Portfolio
                 Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

                                                    Brinson          Brinson          Alliance
                                                 Global Income   Strategic Income   Global Bond                        Pro-Forma
                                                   Portfolio        Portfolio         Portfolio       Adjustments      Combined
                                                 ==============   ==============   ==============   ==============   ==============
ASSETS
   Investments in securities, at value
     (cost $73,987,338) ......................   $    6,177,599   $   13,633,212   $   55,658,024   $           -0-  $   75,468,835
   Cash, including foreign cash at value
     (cost $38,982) ..........................           39,283               -0-             924               -0-          40,207
   Interest receivable .......................          126,778          290,849        1,187,082               -0-       1,604,709
   Unrealized appreciation on forward exchange
     currency contracts ......................           55,732               -0-              -0-              -0-          55,732
   Receivable for investments sold ...........               -0-         256,594               -0-              -0-         256,594
   Receivable of capital stock sold ..........               -0-              -0-          13,403               -0-          13,403
   Other assets ..............................              670               69               -0-              -0-             739
                                                 --------------   --------------   --------------   --------------   --------------
   Total assets ..............................        6,400,062       14,180,724       56,859,433               -0-      77,440,219
                                                 --------------   --------------   --------------   --------------   --------------
LIABILITIES
   Unrealized depreciation on forward
     exchange currency contracts .............           38,202          228,012           79,032               -0-         345,246
   Advisory fee payable ......................            3,934            9,879           30,589               -0-          44,402
   Dividends payable to shareholders .........               -0-         610,654               -0-              -0-         610,654
   Payable of capital stock redeemed .........               -0-              -0-         224,331               -0-         224,331
   Due to custodian ..........................               -0-         299,115               -0-              -0-         299,115
   Accrued expenses ..........................           63,307           45,558           55,855               -0-         164,720
                                                 --------------   --------------   --------------   --------------   --------------
   Total liabilities .........................          105,443        1,193,218          389,807               -0-       1,688,468
                                                 --------------   --------------   --------------   --------------   --------------
NET ASSETS ...................................   $    6,294,619   $   12,987,506   $   56,469,626               -0-      75,751,751
                                                 ==============   ==============   ==============   ==============   ==============

                                                 Class H Shares   Class H Shares   Class A Shares                    Class A Shares
   Net assets ................................   $    6,294,619   $   10,898,744   $   50,324,844                    $   67,518,207
                                                 ==============   ==============                                     ==============
   Shares of capital stock outstanding (a) ...          587,152          963,772        4,592,712           17,813        6,161,449
                                                 ==============   ==============   ==============   ==============   ==============
   Net asset value per share .................   $        10.72   $        11.31   $        10.96                    $        10.96
                                                 ==============   ==============   ==============                    ==============

                                                                  Class I Shares   Class B Shares                    Class B Shares
   Net assets ................................                    $    2,088,762   $    6,144,782                    $    8,233,544
                                                                  --------------   --------------                    --------------
   Shares of capital stock outstanding (a) ...                           184,700          562,849            6,579          754,128
                                                                  ==============   ==============   ==============   ==============
   Net asset value per share .................                    $        11.31   $        10.92                    $        10.92
                                                                  ==============   ==============                    ==============

--------------------------------------------------------------------------------

(a) The Class H and Class I shares of the Global Income and Strategic Income Portfolios have characteristics substantially similar to the Class A and Class B shares of the Global Bond Portfolio, respectively. Class A and Class H shares are sold and redeemed at net asset value and do not pay 12b-1 fees. Class B and Class I shares are also sold and redeemed at net asset value. However, under a Rule 12b-1 plan adopted by each Portfolio, Class B and Class I shares pay annual distribution fees equal to .25% of the average daily net assets attributable to such respective class.

      See notes to financial statements

STATEMENT OF OPERATIONS
Twelve Months Ended
December 31, 2000 (unaudited)

                                 Brinson Series Trust -- Global Income Portfolio
                              Brinson Series Trust -- Strategic Income Portfolio
                 Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================


                                                  Brinson          Brinson          Alliance
                                               Global Income   Strategic Income   Global Bond                        Pro-Forma
                                                 Portfolio        Portfolio         Portfolio       Adjustments      Combined*
                                               ==============   ==============   ==============   ==============   ==============
INVESTMENT INCOME
   Interest .................................. $      521,810   $    1,138,943   $    2,816,068   $           -0-  $    4,476,821
                                               --------------   --------------   --------------   --------------   --------------
EXPENSES
   Advisory fee ..............................         55,169          101,340          355,749          (20,868)         491,390(a)
   Distribution fee -- Class B ...............             -0-           4,951           10,811               -0-          15,762(b)
   Custodian .................................         61,072           11,581          119,436          (18,806)         173,283(c)
   Audit and legal ...........................         34,205           38,962           25,098          (51,347)          46,918(d)
   Printing ..................................         20,310           24,222            9,441          (25,393)          28,580(d)
   Directors' fees ...........................          7,500            7,500            1,395          (15,000)           1,395(d)
   Transfer agency ...........................          2,500            3,000              885           (5,500)             885(d)
   Administrative ............................             -0-              -0-          66,000               -0-          66,000(d)
   Miscellaneous .............................          6,751           28,155            4,397          (23,234)          16,069(d)
                                               --------------   --------------   --------------   --------------   --------------
   Total expenses ............................        187,507          219,711          593,212         (160,148)         840,282
   Expenses waived and reimbursed ............             -0-            (618)         (22,000)              -0-         (22,618)
                                               --------------   --------------   --------------   --------------   --------------
   Total expenses ............................        187,507          219,093          571,212         (160,148)         817,664
                                               --------------   --------------   --------------   --------------   --------------
   Net investment income .....................        334,303          919,850        2,244,856          160,148        3,659,157
                                               --------------   --------------   --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
   Net realized loss on investment
     transactions ............................       (126,194)        (326,661)        (784,346)              -0-      (1,237,201)
   Net realized gain on futures
     transactions ............................             -0-          13,178               -0-              -0-          13,178
   Net realized loss on foreign currency
     transactions ............................       (349,258)        (380,008)      (3,526,293)              -0-      (4,255,559)
   Net change in unrealized appreciation/
     depreciation of:
     Investments .............................        383,254          111,711        2,511,011               -0-       3,005,976
     Futures contracts .......................             -0-           5,156               -0-              -0-           5,156
     Foreign currency denominated assets
       and liabilities .......................         28,782         (202,313)         170,043               -0-          (3,488)
                                               --------------   --------------   --------------   --------------   --------------
   Net loss on investments, futures contracts
     and foreign currency transactions .......        (63,416)        (778,937)      (1,629,585)              -0-      (2,471,938)
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ........................... $      270,887   $      140,913   $      615,271   $      160,148   $    1,187,219
                                               ==============   ==============   ==============   ==============   ==============


--------------------------------------------------------------------------------

*     Based on combined net assets as of December 31, 2000.

(a) Advisory fee based on an annual rate of .65% of the total combined average net assets for the twelve months ended December 31, 2000.

(b) Distribution fee based on an annual rate of .25% of the total combined average net assets for the twelve months ended December 31, 2000.

(c)   Custodian fees are based on monthly fixed fees and on average net assets.

(d)   Expenses are based on one fund.

      See notes to financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

                                 Brinson Series Trust -- Global Income Portfolio
                              Brinson Series Trust -- Strategic Income Portfolio
                 Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Brinson Series Trust - Global Income Portfolio and Strategic Income Portfolio by Alliance Variable Products Series Fund - Global Bond Portfolio (the "Portfolio") pursuant to an Agreement and Plan of Acquisition and Termination. The acquisition would be accomplished by a tax-free exchange of the assets of Brinson Series Trust - Global Income Portfolio and Strategic Income Portfolio for shares of the Portfolio.

The unaudited Pro-Forma Portfolio of Investments, Statements of Assets and Liabilities and of Operations have been prepared as though the acquisition had been effective December 31, 2000 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisition. The expense of the acquisition, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

NOTES TO PRO-FORMA COMBINED      Brinson Series Trust -- Global Income Portfolio
FINANCIAL STATEMENTS          Brinson Series Trust -- Strategic Income Portfolio
(continued)      Alliance Variable Products Series Fund -- Global Bond Portfolio
================================================================================

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividend and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .65% of the Portfolio's average daily net assets.

Prior to May 1, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Effective May 1, 2000, the Adviser determined not to extend the expense limitation undertaking of the Portfolio. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements would amount to $22,618.

--------------------------------------------------------------------------------

NOTE D: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                               PRO-FORMA COMBINED
                    ----------------------------------------
                              FINANCIAL STATEMENTS
                    ----------------------------------------

                             BRINSON SERIES TRUST--

                              HIGH INCOME PORTFOLIO

                    ALLIANCE VARIABLE PRODUCTS SERIES FUND--

                              HIGH YIELD PORTFOLIO

                                DECEMBER 31, 2000

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED
December 31, 2000 (unaudited)

                                   Brinson Series Trust--High Income Portfolio
                  Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                    Brinson      Alliance
                                      Principal   High Income   High Yield                   Pro-Forma
                                       Amount      Portfolio     Portfolio   Adjustment(s)   Combined
                                        (000)       (Value)       (Value)       (Value)       (Value)
------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-77.1%
AIR TRANSPORTATION - 0.5%
US Airways, Inc.
   10.375%, 3/01/13 ...............     $150      $        -0-  $  141,213   $          -0-  $ 141,213
                                                  -----------   ----------   -------------   ---------
AUTOMOTIVE-0.8%
Lear Corp.
   7.96%, 5/15/05 .................      250          236,066           -0-             -0-    236,066
                                                  -----------   ----------   -------------   ---------
BANKING-2.4%
Dime Bancorp, Inc.
   9.00%, 12/19/02 ................      150               -0-     150,938              -0-    150,938
Golden State Holdings
   6.75%, 8/01/01 .................      100               -0-      99,287              -0-     99,287
Hanvit Bank
   12.75%, 3/01/10 (a) ............      250               -0-     247,500              -0-    247,500
Sovereign Bancorp, Inc.
   6.625%, 3/15/01 ................      270               -0-     268,827              -0-    268,827
                                                  -----------   ----------   -------------   ---------
                                                           -0-     766,552              -0-    766,552
                                                  -----------   ----------   -------------   ---------
BROADCASTING/MEDIA-2.3%
Allbritton Communications Co.
   8.875%, 2/01/08 ................      250               -0-     236,250              -0-    236,250
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 ................      500               -0-     495,000              -0-    495,000
                                                  -----------   ----------   -------------   ---------
                                                           -0-     731,250              -0-    731,250
                                                  -----------   ----------   -------------   ---------
BUILDING/REAL ESTATE-0.4%
Morrison Knudsen Corp.
   11.00%, 7/01/10 (a) ............      150               -0-     114,750              -0-    114,750
                                                  -----------   ----------   -------------   ---------
CABLE-10.7%
Adelphia Communications Corp.
   10.875%, 10/01/10 ..............      125               -0-     121,250              -0-    121,250
Charter Communications Holdings LLC
   10.00%, 4/01/09 ................      175          168,000           -0-             -0-    168,000
   10.25%, 1/15/10 ................      450               -0-     441,000              -0-    441,000
Comcast UK Cable Partners, Ltd.
   11.20%, 11/15/07 (b) ...........      500               -0-     427,500              -0-    427,500
EchoStar DBS Corp.
   9.25%, 2/01/06 .................      300               -0-     291,750              -0-    291,750
   9.375%, 2/01/09 ................      200               -0-     195,000              -0-    195,000
NTL Inc. Series B
   10.00%, 2/15/07 ................      300               -0-     260,250              -0-    260,250
   11.50%, 10/01/08 ...............      250          220,000           -0-             -0-    220,000
Park N' View, Inc.
   13.00%, 5/15/08 (b) (d) ........      125            5,000           -0-             -0-      5,000
RCN Corp.
   10.125%, 1/15/10 ...............      250          132,500           -0-             -0-    132,500
Telewest Communications Plc
   11.00%, 10/01/07 (b) ...........      400               -0-     358,000              -0-    358,000
UIH Australia Pacific, Inc.
   14.00%, 5/15/06 (b) ............      250          222,500           -0-             -0-    222,500

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust--High Income Portfolio
(continued)       Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                    Brinson      Alliance
                                      Principal   High Income   High Yield                    Pro-Forma
                                       Amount      Portfolio     Portfolio   Adjustment(s)    Combined
                                        (000)       (Value)       (Value)       (Value)        (Value)
-------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV
   Series B
   11.25%, 11/01/09 ...............     $500      $        -0-  $  322,500   $          -0-  $  322,500
   11.50%, 2/01/10 ................      175          115,500           -0-             -0-     115,500
   13.75%, 2/01/05 (b) ............      250               -0-      72,500              -0-      72,500
                                                  -----------   ----------   -------------   ----------
                                                      863,500    2,489,750              -0-   3,353,250
                                                  -----------   ----------   -------------   ----------
CHEMICALS-5.9%
Avecia Group Plc
   11.00%, 7/01/09 ................      600          295,500      297,750              -0-     593,250
Equistar Chemicals LP
   8.50%, 2/15/04 .................      100               -0-      92,711              -0-      92,711
Georgia Gulf Corp.
   10.375%, 11/01/07 ..............      150               -0-     141,000              -0-     141,000
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09 ...............      425          121,563      293,250              -0-     414,813
Lyondell Chemical Co.
   9.875%, 5/01/07 ................      250          242,500           -0-             -0-     242,500
Resolution Performance Products
   13.50%, 11/15/10 (a) ...........      100               -0-     103,000              -0-     103,000
Sterling Chemicals, Inc.
   12.375%, 7/15/06 ...............      300               -0-     277,500              -0-     277,500
                                                  -----------   ----------   -------------   ----------
                                                      659,563    1,205,211              -0-   1,864,774
                                                  -----------   ----------   -------------   ----------
COMMUNICATIONS - FIXED - 9.6%
Allegiance Telecom, Inc.
   12.875%, 5/15/08 ...............      125          120,000           -0-             -0-     120,000
Exodus Communications, Inc.
   11.625%, 7/15/10 (a) ...........      425          157,063      223,750              -0-     380,813
Global Crossing Holdings, Ltd.
   9.50%, 11/15/09 (a) ............      125          118,125           -0-             -0-     118,125
Hyperion Telecommunications, Inc.
   12.00%, 11/01/07 ...............      250          107,500           -0-             -0-     107,500
KMC Telecommunications, Inc.
   13.50%, 5/15/09 ................      250           67,500           -0-             -0-      67,500
Level 3 Communications, Inc.
   11.00%, 3/15/08 ................      500               -0-     442,500              -0-     442,500
Metromedia Fiber Network, Inc.
   10.00%, 11/15/08 ...............      250          208,125           -0-             -0-     208,125
NEXTLINK Communications, Inc.
   10.75%, 6/01/09 ................      250          203,750           -0-             -0-     203,750
NorthEast Optic Network, Inc.
   12.75%, 8/15/08 ................      125           60,000           -0-             -0-      60,000
PSINet, Inc.
   11.50%, 11/01/08 ...............      225               -0-      61,875              -0-      61,875
Viatel, Inc.
   12.50%, 4/15/08 (b) ............      250           50,000           -0-             -0-      50,000
Versatel Telecom International NV
   11.875%,7/15/09 ................      500               -0-     302,500              -0-     302,500

                                   Brinson Series Trust--High Income Portfolio
                  Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                                    Brinson      Alliance
                                      Principal   High Income   High Yield                    Pro-Forma
                                       Amount      Portfolio     Portfolio   Adjustment(s)    Combined
                                        (000)       (Value)       (Value)       (Value)        (Value)
-------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc.
   10.875%, 10/01/09 ..............     $125      $    93,125   $       -0-  $          -0-  $   93,125
   11.70%, 8/01/08 ................      400               -0-     322,000              -0-     322,000
Winstar Communications, Inc.
   12.50%, 4/15/08 ................      250               -0-     170,000              -0-     170,000
XO Communications, Inc.
   10.50%, 12/01/09 ...............      400               -0-     322,000              -0-     322,000
                                                  -----------   ----------   -------------   ----------
                                                    1,185,188    1,844,625              -0-   3,029,813
                                                  -----------   ----------   -------------   ----------
COMMUNICATIONS - MOBILE - 7.6%
Dobson/Sygnet Communications
   12.25%, 12/15/08 ...............      200               -0-     198,000              -0-     198,000
Iridium Capital Corp. LLC
   14.00%, 7/15/05 (c) ............      550               -0-      11,000              -0-      11,000
Nextel Communications, Inc.
   9.375%, 11/15/09 ...............      500               -0-     467,500              -0-     467,500
   9.95%, 2/15/08 (b) .............      250          180,000           -0-             -0-     180,000
TeleCorp PCS, Inc.
   11.625%, 4/15/09 (b) ...........      250               -0-     172,187              -0-     172,187
   10.625%, 7/15/10 ...............      500               -0-     510,000              -0-     510,000
Triton PCS, Inc.
   11.00%, 5/01/08 (b) ............       50               -0-      39,750              -0-      39,750
Voicestream Wireless Co.
   10.375%, 11/15/09 ..............      750          269,375      538,125              -0-     807,500
                                                  -----------   ----------   -------------   ----------
                                                      449,375    1,936,562              -0-   2,385,937
                                                  -----------   ----------   -------------   ----------
COMPUTER SOFTWARE & SERVICES-0.2%
PSI Net Inc.
   11.00%, 8/01/09 ................      175           49,438           -0-             -0-      49,438
                                                  -----------   ----------   -------------   ----------
CONSUMER MANUFACTURING - 0.4%
Generac Portable
   11.25%, 7/01/06 ................      500               -0-     127,500              -0-     127,500
                                                  -----------   ----------   -------------   ----------
CORPORATE-0.9%
Lyondell Chemical Co.
   10.875%, 5/01/09 ...............      300               -0-     282,750              -0-     282,750
                                                  -----------   ----------   -------------   ----------
ENERGY-5.5%
Gothic Production Corp.
   11.125%, 5/01/05 ...............      500               -0-     537,500              -0-     537,500
North Atlantic Energy Service
   9.05%, 6/01/02 .................      100               -0-     101,875              -0-     101,875
Port Arthur Finance Corp.
   12.50%, 1/15/09 ................      100               -0-      99,500              -0-      99,500
R & B Falcon Corp.
   9.50%, 12/15/08 ................      250          273,750           -0-             -0-     273,750
Range Resources Corp.
   8.75%, 1/15/07 .................      150               -0-     142,125              -0-     142,125
RBF Finance Co.
   11.00%, 3/15/06 ................      500               -0-     581,250              -0-     581,250
                                                  -----------   ----------   -------------   ----------
                                                      273,750    1,462,250              -0-   1,736,000
                                                  -----------   ----------   -------------   ----------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust -- High Income Portfolio
(continued)       Alliance Variable Products Series Fund -- High Yield Portfolio
================================================================================

                                                    Brinson      Alliance
                                      Principal   High Income   High Yield                    Pro-Forma
                                       Amount      Portfolio     Portfolio   Adjustment(s)    Combined
                                        (000)       (Value)       (Value)       (Value)        (Value)
-------------------------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE-1.0%
Marvel Enterprises, Inc.
   12.00%, 6/15/09 ................     $500      $        -0-  $  212,500   $          -0-  $  212,500
Six Flags, Inc.
   9.75%, 6/15/07 .................      100               -0-      97,500              -0-      97,500
                                                  -----------   ----------   -------------   ----------
                                                           -0-     310,000              -0-     310,000
                                                  -----------   ----------   -------------   ----------
FINANCIAL-1.3%
Airplanes Pass-Through Trust
   10.875%, 03/15/19 ..............      123           91,241           -0-             -0-      91,241
Hanvit Bank
   12.75%, 03/01/10 ...............      150          150,750           -0-             -0-     150,750
Intrawest Corp.
   10.50%, 2/01/10 ................      150               -0-     154,125              -0-     154,125
                                                  -----------   ----------   -------------   ----------
                                                      241,991      154,125              -0-     396,116
                                                  -----------   ----------   -------------   ----------
FOOD/BEVERAGE-0.1%
Chiquita Brands International, Inc.
   10.00%, 6/15/09 ................      100               -0-      30,500              -0-      30,500
                                                  -----------   ----------   -------------   ----------
GAMING-2.8%
Mandalay Resort Group
   10.25%, 8/01/07 ................      375          172,811      198,500              -0-     371,311
MGM Grand Inc.
   9.75%, 6/01/07 .................      250          262,500           -0-             -0-     262,500
Park Place Entertainment Corp.
   7.875%, 12/15/05 ...............      250          246,250           -0-             -0-     246,250
                                                  -----------   ----------   -------------   ----------
                                                      681,561      198,500              -0-     880,061
                                                  -----------   ----------   -------------   ----------
GENERAL INDUSTRIAL-0.6%
Blount Inc.
   13.00%, 8/01/09 ................      250          192,500           -0-             -0-     192,500
                                                  -----------   ----------   -------------   ----------
HEALTHCARE-0.6% Iasis
Healthcare Corp.
   13.00%, 10/15/09 ...............      200               -0-     183,000              -0-     183,000
                                                  -----------   ----------   -------------   ----------
HOTEL/LODGING-2.2%
Host Marriott LP
   8.375%, 2/15/06 ................      300          291,000           -0-             -0-     291,000
   9.25%, 10/01/07 (a) ............      250               -0-     250,000              -0-     250,000
Lodgian Financing Corp.
   12.25%, 7/15/09 ................      175               -0-     158,375              -0-     158,375
                                                  -----------   ----------   -------------   ----------
                                                      291,000      408,375              -0-     699,375
                                                  -----------   ----------   -------------   ----------
INDUSTRIAL-3.5%
Amtrol, Inc.
   10.625%, 12/31/06 ..............      300               -0-     240,000              -0-     240,000
Flowserve Corp.
   12.25%, 8/15/10 ................      250               -0-     250,000              -0-     250,000
R&B Falcon Corp.
   6.75%, 4/15/05 .................      500               -0-     472,500              -0-     472,500
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09 ...............      500               -0-     128,125              -0-     128,125
                                                  -----------   ----------   -------------   ----------
                                                           -0-   1,090,625              -0-   1,090,625
                                                  -----------   ----------   -------------   ----------

                                   Brinson Series Trust--High Income Portfolio
                  Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                      Shares or     Brinson      Alliance
                                      Principal   High Income   High Yield                    Pro-Forma
                                       Amount      Portfolio     Portfolio   Adjustment(s)    Combined
                                        (000)       (Value)       (Value)       (Value)        (Value)
-------------------------------------------------------------------------------------------------------
INSURANCE-1.1%
Renaissancere Capital Trust
   8.54%, 3/01/27 .................     $175      $        -0-  $  146,230   $          -0-  $  146,230
Safeco Capital Trust I
   8.072%, 7/15/37 ................      250               -0-     203,694              -0-     203,694
                                                  -----------   ----------   -------------   ----------
                                                           -0-     349,924              -0-     349,924
                                                  -----------   ----------   -------------   ----------
MEDIA-0.6%
Fox Kids Family Worldwide Inc.
   9.25%, 11/01/07 ................      175          176,750           -0-             -0-     176,750
                                                  -----------   ----------   -------------   ----------
MINING & METALS - 0.2%
Republic Technologies International
   13.75%, 7/15/09 ................      500               -0-      52,500              -0-      52,500
   warrants, expiring 7/15/09 (e) .      500               -0-           5              -0-           5
                                                  -----------   ----------   -------------   ----------
                                                           -0-      52,505              -0-      52,505
                                                  -----------   ----------   -------------   ----------
PAPER/PACKAGING-3.9%
Doman Industries, Ltd.
   12.00%, 7/01/04 ................      575          169,750      390,000              -0-     559,750
Pliant Corp.
   13.00%, 6/01/10 ................      200               -0-     112,000              -0-     112,000
   Warrants, expiring 6/01/10 (e) .      200               -0-       2,025              -0-       2,025
Riverwood International Corp.
   10.625%, 8/01/07 ...............      200               -0-     201,000              -0-     201,000
Sealed Air Corp.
   6.95%, 5/15/09 (a) .............      100               -0-      86,497              -0-      86,497
Tembec Industry Inc.
   8.625%, 6/30/09 ................      250          247,500           -0-             -0-     247,500
                                                  -----------   ----------   -------------   ----------
                                                      417,250      791,522              -0-   1,208,772
                                                  -----------   ----------   -------------   ----------
PETROLEUM PRODUCTS-0.5%
Frontier Oil Corp.
   11.75%, 11/15/09 ...............      150               -0-     149,438              -0-     149,438
                                                  -----------   ----------   -------------   ----------
PUBLIC UTILITIES - ELECTRIC
& GAS - 1.3%
AES Corp.
   9.375%, 9/15/10 ................      200               -0-     205,500              -0-     205,500
Northeast Utilities
   8.38%, 3/01/05 .................       12               -0-      12,345              -0-      12,345
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09 ...............      200               -0-     212,580              -0-     212,580
                                                  -----------   ----------   -------------   ----------
                                                           -0-     430,425              -0-     430,425
                                                  -----------   ----------   -------------   ----------
REAL ESTATE-0.7%
D.R. Horton Inc.
   8.00%, 2/01/09 .................      250          225,000           -0-             -0-     225,000
                                                  -----------   ----------   -------------   ----------
RETAIL-0.7%
Ames Department Stores Inc.
   10.00%, 4/15/06 ................      275           41,250           -0-             -0-      41,250
Jostens, Inc.
   12.75%, 5/01/10 ................      200               -0-     181,000              -0-     181,000
   Warrants, expiring 5/01/10 (e) .      200               -0-       4,000              -0-       4,000
                                                  -----------   ----------   -------------   ----------
                                                       41,250      185,000              -0-     226,250
                                                  -----------   ----------   -------------   ----------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                 Brinson Series Trust -- High Income Portfolio
(continued)       Alliance Variable Products Series Fund -- High Yield Portfolio
================================================================================

                                                    Brinson      Alliance
                                      Principal   High Income   High Yield                    Pro-Forma
                                       Amount      Portfolio     Portfolio   Adjustment(s)    Combined
                                        (000)       (Value)       (Value)       (Value)        (Value)
--------------------------------------------------------------------------------------------------------
SERVICES-3.9%
Allied Waste North America, Inc.
   7.875%, 1/01/09 ................       $100    $        -0-  $   93,250   $          -0-  $    93,250
   10.00%, 8/01/09 ................        750        233,750      473,750              -0-      707,500
Atlantic Express Transportation Corp.
   10.75%, 2/01/04 ................        200        146,000           -0-             -0-      146,000
Avis Rent a Car, Inc.
   11.00%, 5/01/09 ................        250             -0-     270,625              -0-      270,625
Premier Graphics Inc.
   11.50%, 12/01/05 (c) ...........        250          7,500           -0-             -0-        7,500
                                                  -----------   ----------   -------------   -----------
                                                      387,250      837,625              -0-    1,224,875
                                                  -----------   ----------   -------------   -----------
SUPERMARKET/DRUG-1.3%
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06 ................        500             -0-     412,500              -0-      412,500
                                                  -----------   ----------   -------------   -----------
TECHNOLOGY-2.8%
Concentric Network Corp.
   12.75%, 12/15/07 ...............        300             -0-     256,500              -0-      256,500
Fairchild Semiconductor Corp.
   10.125%, 3/15/07 ...............        275        115,000      140,250              -0-      255,250
Filtronic Plc
   10.00%, 12/01/05 ...............        125             -0-      96,875              -0-       96,875
SCG Holding & Semiconductor Co.
   12.00%, 8/01/09 ................        325             -0-     276,250              -0-      276,250
                                                  -----------   ----------   -------------   -----------
                                                      115,000      769,875              -0-      884,875
                                                  -----------   ----------   -------------   -----------
TRANSPORTATION-0.4%
Stena AB
   8.75%, 6/15/07 .................        175        138,250           -0-             -0-      138,250
                                                  -----------   ----------   -------------   -----------
UTILITIES-0.4%
AES Corp.
   9.50%, 6/01/09 .................        125        127,044           -0-             -0-      127,044
                                                  -----------   ----------   -------------   -----------
Total Corporate Debt Obligations
   (cost $28,633,657) .............                 6,751,726   17,456,352              -0-   24,208,078
                                                  -----------   ----------   -------------   -----------
WARRANT-0.0%
CABLE-0.0%
Park'N View, Inc.
   (cost $0) ......................        842            157           -0-             -0-          157
                                                  -----------   ----------   -------------   -----------
PREFERRED STOCKS-4.9%
CABLE-1.8%
CSC Holdings, Inc. (f) ............      5,428             -0-     576,712              -0-      576,712
                                                  -----------   ----------   -------------   -----------
COMMUNICATIONS-1.4%
Global Crossing Holdings, Ltd.
   10.50%, 6/01/02 (f) ............      5,000             -0-     441,250              -0-      441,250
                                                  -----------   ----------   -------------   -----------
COMMUNICATIONS - MOBILE-1.7%
Nextel Communications, Inc.
   11.125%, 2/15/03 (f) ...........        604             -0-     504,340              -0-      504,340
                                                  -----------   ----------   -------------   -----------
Total Preferred Stocks
   (cost $1,566,973) ..............                        -0-   1,522,302              -0-    1,522,302
                                                  -----------   ----------   -------------   -----------

                                   Brinson Series Trust -- High Income Portfolio
                  Alliance Variable Products Series Fund -- High Yield Portfolio
================================================================================

                                                         Brinson      Alliance
                                           Principal   High Income   High Yield                    Pro-Forma
                                            Amount      Portfolio     Portfolio   Adjustment(s)    Combined
                                             (000)       (Value)       (Value)       (Value)        (Value)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-19.1%
TIME DEPOSIT-8.8%
State Street Euro Dollar
   6.00%, 1/02/01
   (amortized cost $2,765,000) .........     $2,765    $        -0-  $ 2,765,000  $          -0-  $ 2,765,000
                                                       -----------   -----------  -------------   -----------
REPURCHASE AGREEMENT-10.3%
State Street Bank and Trust Co. ........
   5.85%, 1/02/01
   (collateralized by $2,023,836
   U.S. Treasury Bonds,
   5.25% due 11/15/28, value $1,950,897
   and $1,245,205 U.S. Treasury Notes,

   6.25% to 6.875% due 6/30/02 to 5/15/06,
   value $1,309,721; proceeds: $3,219,091)

   (cost $3,217,000) ...................      3,217      3,217,000            -0-            -0-    3,217,000
                                                       -----------   -----------  -------------   -----------
TOTAL INVESTMENTS-101.1%
   (cost $36,182,630) .............                      9,968,883    21,743,654             -0-   31,712,537
Other assets less liabilities-(1 1%)                      (927,206)      589,035             -0-     (338,171)
                                                       -----------   -----------  -------------   -----------
NET ASSETS-100% ......................                 $ 9,041,677   $22,332,689  $          -0-  $31,374,366
                                                       ===========   ===========  =============   ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2000, the aggregate market value of these securities amounted to $1,143,622 or 3.6% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)   Security is in default and is non-income producing.

(d)   Illiquid security representing 0.0% of net assets.

(e)   Non-income producing security.


(f)   PIK (Paid-in-kind) preferred quarterly stock payments.

      See notes to financial statements.

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2000 (unaudited)

                                   Brinson Series Trust--High Income Portfolio
                  Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                           Brinson      Alliance
                                         High Income   High Yield                      Pro-Forma
                                          Portfolio     Portfolio     Adjustment(s)    Combined
                                         ===========   ===========   ==============   ===========
ASSETS
   Investments in securities, at value
     (cost $36,182,630) ..............   $ 9,968,883   $21,743,654   $           -0-  $31,712,537
   Cash ..............................           499           473               -0-          972
   Interest receivable ...............       230,054       615,078               -0-      845,132
   Receivable due from Adviser .......            -0-        5,869               -0-        5,869
   Receivable for capital stock
     sold ............................            -0-        5,571               -0-        5,571
   Other assets ......................           101            -0-              -0-          101
                                         -----------   -----------   --------------   -----------
   Total assets ......................    10,199,537    22,370,645               -0-   32,570,182
                                         -----------   -----------   --------------   -----------
LIABILITIES
   Dividends payable .................     1,109,798            -0-              -0-    1,109,798
   Advisory fee payable ..............         4,225            -0-              -0-        4,225
   Payable for capital stock
     redeemed ........................            -0-       15,029               -0-       15,029
   Accrued expenses and other
     liabilities .....................        43,837        22,927               -0-       66,764
                                         -----------   -----------   --------------   -----------
   Total liabilities .................     1,157,860        37,956               -0-    1,195,816
                                         -----------   -----------   --------------   -----------
NET ASSETS ...........................   $ 9,041,677   $22,332,689   $           -0-  $31,374,366
                                         ===========   ===========   ==============   ===========

                                           Class H       Class A                        Class A
                                            Shares        Shares                         Shares
   Net assets ........................   $ 9,041,677   $22,332,689                    $31,374,366
                                         ===========   ===========                    ===========
   Shares of capital stock
     outstanding (a) .................     1,018,720     2,822,538          124,349     3,965,607
                                         ===========   ===========                    ===========
   Net asset value per share .........   $      8.88   $      7.91                    $      7.91
                                         ===========   ===========                    ===========

--------------------------------------------------------------------------------

(a) The Class H Shares of the High Income Portfolio has characteristics substantially similar to Class A shares of the High-Yield Portfolio. Class H and Class A shares are sold and redeemed at the net asset value and do not pay 12b-1 fees.

      See notes to financial statements.

STATEMENT OF OPERATIONS
Twelve Months Ended
December 31, 2000 (unaudited)

                                   Brinson Series Trust--High Income Portfolio
                  Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

                                       Brinson       Alliance
                                     High Income    High Yield                     Pro-Forma
                                      Portfolio      Portfolio     Adjustment(s)   Combined
                                     ===========    ===========    ===========    ===========
INVESTMENT INCOME
   Interest ......................   $ 1,261,573    $ 2,226,321    $        -0-   $ 3,487,894
   Dividends .....................            -0-        26,250             -0-        26,250
                                     -----------    -----------    -----------    -----------
   Total investment income .......     1,261,573      2,252,571             -0-     3,514,144
                                     -----------    -----------    -----------    -----------
EXPENSES
   Advisory fee ..................        57,489        175,402         28,745        261,636 (a)
   Audit and legal ...............        39,332         17,331        (27,882)        28,781 (b)
   Printing ......................        26,254          7,493        (20,455)        13,292 (b)
   Custodian .....................         8,844         62,220         (3,595)        67,469 (c)
   Directors' fees ...............         7,500          1,482         (7,500)         1,482 (b)
   Transfer agency ...............         1,500            957         (1,500)           957 (b)
   Administrative ................            -0-        66,000             -0-        66,000 (b)
   Miscellaneous .................         6,781          2,346         (4,281)         4,846 (b)
                                     -----------    -----------    -----------    -----------
   Total expenses ................       147,700        333,231        (36,468)       444,463
   Expenses waived and
     reimbursed ..................            -0-      (111,054)        (2,004)      (113,058)
                                     -----------    -----------    -----------    -----------
   Net expenses ..................       147,700        222,177        (38,472)       331,405
                                     -----------    -----------    -----------    -----------
   Net investment income .........     1,113,873      2,030,394         38,472      3,182,739
                                     -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS
   Net realized loss on investment
     transactions ................    (1,831,009)    (1,504,366)            -0-    (3,335,375)
   Net realized loss on foreign
     currency transactions .......            -0-        (3,068)            -0-        (3,068)
   Net change in unrealized
     appreciation/depreciation
     of investments ..............    (1,139,647)    (1,719,323)            -0-    (2,858,970)
                                     -----------    -----------    -----------    -----------
   Net loss on investments .......    (2,970,656)    (3,226,757)            -0-    (6,197,413)
                                     -----------    -----------    -----------    -----------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS ...............   $(1,856,783)   $(1,196,363)   $    38,472    $(3,014,674)
                                     ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------

* Based on combined net assets for the twelve months ended December 31, 2000.

(a) Advisory fee based on an annual rate of .75% of the total combined average net assets for the twelve months ended December 31, 2000.

(b)   Expenses are based on one fund.

(c)   Custodian fees are based on monthly fixed fees and on average net assets.

      See notes to financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

                                   Brinson Series Trust--High Income Portfolio
                  Alliance Variable Products Series Fund--High Yield Portfolio
================================================================================

NOTE A: General

The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Brinson Series Trust - High Income Portfolio by Alliance Variable Products Series Fund - High Yield Portfolio (the "Portfolio") pursuant to an Agreement and Plan of Acquisition and Termination. The acquisition would be accomplished by a tax-free exchange of the assets of Brinson Series Trust - High Income Portfolio for shares of the Portfolio.

The unaudited Pro-Forma Portfolio of Investments, Statements of Assets and Liabilities and of Operations have been prepared as though the acquisition had been effective December 31, 2000 and should be read in conjunction with the historical financial statements and schedules of investments of the Portfolio, included in the Statement of Additional information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisition. The expense of the acquisition, including the cost of proxy solicitation, will be borne by Alliance Capital Management L.P.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated invest-

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS               Brinson Series Trust -- High Income Portfolio
(continued)       Alliance Variable Products Series Fund -- High Yield Portfolio
================================================================================

ment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

The Portfolio declares and distributes dividend and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements would amount to $113,058.

                            PART C. OTHER INFORMATION

Item 15 Indemnification


      It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII of the Registrants By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.


      Section 2-418 of the Maryland General Corporation Law reads as follows:

      2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

      (1) Directors means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

      (2) Corporation includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

      (3) Expenses include attorneys fees.

      (4) Official capacity means the following:

            (i) When used with respect to a director, the office of director in the corporation; and

            (ii) When used with respect to a person other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

            (iii) Official capacity does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

      (5) Party includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

      (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

            (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

            (i) The act or omission of the director was material to the matter giving rise to the proceeding; and 1. Was committed in bad faith; or
            2. Was the result of active and deliberate dishonesty; or

            (ii) The director actually received an improper personal benefit in money, property, or services; or

            (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

            (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

            (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

            (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

            (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

            (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

            (d) Unless limited by the charter:

                  (1) A director who has been successful, on the merits or
            otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                  (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

            (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

            (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                  (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the directors liability took place.

            (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                  (2) Such determination shall be made:

            (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

            (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

            (iii) By the stockholders.

                  (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                  (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

            (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

            (i) A written affirmation by the director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

            (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  (2) The undertaking required by subparagraph (ii) of paragraph
            (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                  (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
            (e) of this section.

            (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

            (h) This section does not limit the corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

            (i) For purposes of this section:

                  (1) The corporation shall be deemed to have requested a
            director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                  (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                  (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

            (j) Unless limited by the charter:

                  (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                  (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                  (3) A corporation, in addition, may indemnify and advance
            expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

            (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                  (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                  (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                        (l) Any indemnification of, or advance of expenses to, a
            director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

      Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

            EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities. The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

            The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrants Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      ARTICLE VII, Section 1 through Section 6 of the Registrants By-laws reads as follows:

            Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

            Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in
            Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

            Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non- party directors or (ii) an independent legal counsel in a written opinion.

            Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

            Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

            Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser

Item 16 Exhibits.

            The number of each exhibit relates to the exhibit designation in Form N-14

      1. (a) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (b) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 26, 1990 and filed September 28, 1990 - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (c) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 25 1991 and filed June 26, 1991 - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (d) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 16 1994 and filed February 22, 1994 - Incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (e) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 23 1994 and filed August 24, 1994 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) with the Securities and Exchange Commission filed on May 1, 1995.

            (f) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 21, 1994 and filed November 7, 1994 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on May 1, 1995.

            (g) Articles Supplementary to the Articles of Incorporation dated December 26, 1995 and filed December 28, 1995 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

            (h) Articles Supplementary to the Articles of Incorporation dated March 29, 1996 and filed April 12, 1996 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

            (i) Articles Supplementary to the Articles of Incorporation dated July 18, 1996 and filed July 19, 1996 - Incorporated by reference to
            Exhibit 1(h) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on July 22, 1996.

            (j) Articles Supplementary to the Articles of Incorporation dated December 26, 1996 and filed December 30, 1996 - Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form

            N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 18, 1997.

            (k) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on January 11, 1999.

            (l) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on January 11, 1999.

            (m) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 31, 2001 and filed April 12, 2001 - Incorporated by reference to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 27, 2001.

            (m) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 6, 2001 - Incorporated by reference to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 27, 2001.

      2. By-Laws of the Registrant - Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.

      3.    Not applicable.


      4. Form of Agreement and Plan of Acquisition and Termination - see Appendix A to Part A.


      5.    Not applicable.

      6. (a) Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. amended as of May 1, 1997 - Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

            (b) Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. amended as of May 1, 2001 - Incorporated by reference to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
            5398) filed with the Securities and Exchange Commission on April 27, 2001.

            (c) Sub-Advisory Agreement between Alliance Capital Management L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

      7. (a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

            (b) Class B Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

      8.    Not applicable.

      9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on May 1, 1997.


            (b) Amendment to Custodian Contract dated June 4, 1996 - Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

            (c) Amendment to Custodian Contract dated February 1, 2001 -
                Filed herewith


      10. Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33- 18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

      11.   (a)  Opinion and consent of Seward & Kissell LLP - Previously filed.

            (b) Opinion and consent of Venable, Baetjer and Howard, LLP - Previously filed.

      12.   Opinion and consent of Ropes & Gray - to be filed by amendment.


      13. Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811- 5398) filed with the Securities and Exchange Commission on April 29, 1998.


      14.   Consent of Ernst & Young LLP - Previously filed.


      15.   Not applicable.

      16.   (a)   Power of attorney for William Foulk, Jr. - Previously filed.

            (b)   Power of attorney for Clifford Michel - Previously filed.

            (c)   Power of attorney for Ruth Block - Previously filed.

            (d)   Power of attorney for John Dobkin - Previously filed.

            (e)   Power of attorney for Donald Robinson - Previously filed.

            (f)   Power of attorney for David Dievler - Previously filed.

            (g)   Power of attorney for John D. Carifa - Previously filed.


17.   Not applicable.

Item 17 Undertakings

      1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      3. The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of August 2001.

                                          ALLIANCE VARIABLE PRODUCTS
                                          SERIES FUND, INC.


                                          By: John D. Carifa*
                                              Chairman and President


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No.1 to its Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

        Signature                       Title                  Date
John C. Carifa*                 Chairman and                August 17,2001
                                President (Principal
                                Executive Officer)

MARK D. GERSTEN                 Treasurer and Chief         August 17,2001
---------------                 Financial Officer
Mark D. Gersten                 (Principal Financial
                                and Accounting Officer)

Ruth Block*                     Director                   August 17,2001

John D. Carifa*                 Director                   August 17,2001

David H. Dievler*               Director                   August 17,2001

John H. Dobkin*                 Director                   August 17,2001

William H. Foulk, Jr.*          Director                   August 17,2001

James M. Hester*                Director                   August 17,2001

Clifford L. Michel*             Director                   August 17,2001

Donald J. Robinson*             Director                   August 17,2001

*By: ANDREW L. GANGOLF
     ---------------------
     Andrew L. Gangolf
     Attorney-in-Fact

Date: August 17,2001

                                  EXHIBIT LIST


Exhibit No.                     Exhibit Name
-----------                     ------------
9(c)                            Amendment to Custodian Contract between the
                                Registrant and State Street Bank and Trust
                                Company dated February 1, 2001.

                         AMENDMENT TO CUSTODIAN CONTRACT

      This Amendment to the Custodian Contract is made as of February 1, 2001 by and between Alliance Variable Products Series Fund, Inc. (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

      WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of March 26, 1993 (as amended and in effect from time to time, the "Contract"); and

      WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of the Fund held outside of the United States.

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Article 3 of the Contract, as amended, is hereby deleted, and Articles 4 through 20 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 21, respectively.

II. New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.    Provisions Relating to Rules 17f-5 and 17f-7

3.1. Definitions. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-


                                       1

5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2. The Custodian as Foreign Custody Manager.

      3.2.1 Delegation to the Custodian as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Directors (the "Board"), hereby delegates to the Custodian, in accordance with Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager of the Fund.

      3.2.2 Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the Fund's assets, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of the Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian


                                       2

shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Sixty (60) days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

      3.2.3 Scope of Delegated Responsibilities:

            (a) Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

            (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

            (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor in accordance with Rule 17f-5(c)(3), (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder. In such event where the Foreign Custody Manager has selected an alternative Eligible Foreign Custodian in accordance with Section 3.2.3(a) herein, the Foreign Custody Manager will arrange the transfer of the affected Foreign Assets to such Eligible Foreign Custodian as soon as reasonably practicable.

      3.2.4 Guidelines for the Exercise of Delegated Authority. For purposes of this Article 3, the Foreign Custody Manager shall have no responsibility for such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for


                                       3

which the Custodian is serving as Foreign Custody Manager of the Fund.

      3.2.5 Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board and upon Proper Instructions to the Fund's investment adviser an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board and upon Proper Instructions the Fund's investment adviser of any other material change in the foreign custody arrangements of the Fund described in this Section 3.2 after the occurrence of the material change.

      3.2.6 Standard of Care as Foreign Custody Manager of the Fund. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

      3.2.7 Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Fund.

      3.2.8 Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board's delegation to the Custodian as Foreign Custody Manager of the Fund shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Fund with respect to designated countries.

3.3 Eligible Securities Depositories.

      3.3.1 Analysis and Monitoring. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with a list of Eligible Securities Depositories on Schedule B hereto, as amended from time to time by the Custodian and with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7. The risk analysis provided by the Custodian may include consideration of the following, as deemed appropriate and relevant by the Custodian: a depository's expertise and market reputation, the quality of its services, its financial strength (including the level


                                       4

of settlement guarantee funds, collateral requirements, lines of credit, or insurance as compared with participants' daily settlement obligations), any insurance or indemnification arrangements, the extent and quality of regulation and independent examination of the depository, its standing in published ratings, its internal controls and other procedures for safeguarding investments, and any related legal protections.

      3.3.2 Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4. Duties of the Custodian with Respect to Fund Property Held Outside the United States.

4.1 Definitions. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. Holding Securities. The Custodian shall identify on its books as belonging to the Fund the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Fund, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Fund which are maintained in such account shall identify those securities as belonging to the Fund and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4. Transactions in Foreign Custody Account.

      4.4.1. Delivery of Foreign Assets. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Fund held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      (i) upon the sale of such foreign securities for the Fund in accordance with


                                       5

            commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

      (ii) in connection with any repurchase agreement related to foreign securities;

      (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Fund;

      (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

      (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

      (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

      (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

      (viii)in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

      (ix) for delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Fund;

      (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

      (xi)  in connection with the lending of foreign securities; and

      (xii) for any other purpose, but only upon receipt of Proper Instructions


                                       6

            specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

      4.4.2. Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the Fund in the following cases only:

      (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

      (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

      (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

      (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

      (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

      (vi) for payment of part or all of the dividends received in respect of securities sold short;

      (vii) in connection with the borrowing or lending of foreign securities;
            and

      (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment setting forth the purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

      4.4.3. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Fund and delivery of Foreign Assets maintained for the account of the Fund may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs that


                                       7

have been generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

For purposes of this Contract, the term "Institutional Clients" means U.S. registered investment companies or major U.S. commercial banks, insurance companies, pension funds or substantially similar institutions which as part of their ordinary business operations purchase or sell securities and make use of global custody services. The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities except to the extent the Fund incurs loss or damage due to the failure of such nominee to meet its standard of care set forth in the relevant contract. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of the Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6 Bank Accounts. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of the Fund with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Fund. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Fund shall be entitled and shall credit such income, as collected, to the Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.


                                       8

4.8 Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Fund (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Subject to the standard of care to which the Custodian is held hereunder, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Fund at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11 Tax Law. Except to the extent that imposition of any tax liability arises from the Custodian's failure to perform in accordance with the terms of this section 4.11, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, or the Custodian as custodian of the Fund, by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund, or the Custodian as custodian of the Fund, by the tax law of countries other than the United States, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility


                                       9

of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12. Liability of Custodian. Except as may arise from the Custodian's own negligence or willful misconduct, or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 4.12, (i) in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care; and (ii) the delegation by State Street Bank and Trust Company to its affiliate, State Street Trust Company Canada, of sub-custody duties in Canada shall not relieve State Street Bank and Trust Company of any responsibility for any loss due to the delegation to State Street Trust Company Canada, except (a) such loss as may result from political risk (e.g., exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) and (b) other losses (excluding losses resulting from a bankruptcy or insolvency of State Street Trust Company Canada not caused by political risk) under circumstances where State Street Bank and Trust Company and State Street Trust Company Canada have exercised reasonable care (including, without limitation, Acts of God, nuclear incident and the like).

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

IV. Each party represents to the other that the execution and delivery of this Amendment has been duly authorized.

      IN WITNESS WHEREOF, each of the parties has caused this Amendment to be


                                       10

executed in its name and behalf by its duly authorized representative as of the date first above written.


WITNESSED BY:                 STATE STREET BANK and TRUST COMPANY

\s\ Raelene S. LaPlante       By:    \s\ Ronald E. Logue
-----------------------              -------------------------------------------
Raelene S. LaPlante           Name:  Ronald E. Logue
VP and Assoc. Counsel         Title: Vice Chairman and Chief Operating Officer


WITNESSED BY:                 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

\s\ Illegible                 By:    \s\ Illegible
---------------------                -------------------------------------------
Illegible                     Name: Illegible
Illegible                     Title: Illegible

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Argentina               Citibank, N.A.

Australia               Westpac Banking Corporation

Austria                 Erste Bank der Osterreichischen Sparkassen AG

Bahrain                 HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh              Standard Chartered Bank

Belgium                 Fortis Bank nv-sa

Benin                   via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Bermuda                 The Bank of Bermuda Limited

Bolivia                 Citibank, N. A.

Botswana                Barclays Bank of Botswana Limited

Brazil                  Citibank, N.A.

Bulgaria                ING Bank N.V.

Burkina Faso            via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Canada                  State Street Trust Company Canada

Chile                   BankBoston, N.A.

People's Republic       Hongkong and Shanghai Banking Corporation Limited,
of China                Shanghai and Shenzhen branches


6/30/01                                 1

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Colombia                Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica              Banco BCT S.A.

Croatia                 Privredna Banka Zagreb d.d

Cyprus                  The Cyprus Popular Bank Ltd.

Czech Republic          Ceskoslovenska Obchodni Banka, A.S.

Denmark                 Danske Bank A/S

Ecuador                 Citibank, N.A.

Egypt                   HSBC Bank Egypt S.A.E.
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Estonia                 Hansabank

Finland                 Merita Bank Plc.

France                  BNP Paribas Securities Services, S.A.

Germany                 Dresdner Bank AG

Ghana                   Barclays Bank of Ghana Limited

Greece                  National Bank of Greece S.A.

Guinea-Bissau           via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Hong Kong               Standard Chartered Bank


6/30/01                                 2

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Hungary                 Citibank Rt.
                        (converting to Bank Austria Creditanstalt Rt August 10,
                        2001)

Iceland                 Icebank Ltd.

India                   Deutsche Bank AG

                        Hongkong and Shanghai Banking Corporation Limited

Indonesia               Standard Chartered Bank

Ireland                 Bank of Ireland

Israel                  Bank Hapoalim B.M.

Italy                   BNP Paribas, Italian Branch

Ivory Coast             Societe Generale de Banques en Cote d'Ivoire

Jamaica                 Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                   The Fuji Bank, Limited

                        Sumitomo Mitsui Banking Corporation

Jordan                  HSBC Bank Middle East
                        (as delegate of Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan              HSBC Bank Kazakhstan

Kenya                   Barclays Bank of Kenya Limited

Republic of Korea       Hongkong and Shanghai Banking Corporation Limited

Latvia                  A/s Hansabanka


6/30/01                                 3

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Lebanon                 HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Lithuania               Vilniaus Bankas AB

Malaysia                Standard Chartered Bank Malaysia Berhad

Mali                    via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Mauritius               Hongkong and Shanghai Banking Corporation Limited

Mexico                  Citibank Mexico, S.A.

Morocco                 Banque Commerciale du Maroc

Namibia                 Standard Bank Namibia Limited -

Netherlands             Fortis Bank (Nederland) N.V.

New Zealand             Westpac Banking Corporation

Niger                   via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Nigeria                 Stanbic Merchant Bank Nigeria Limited

Norway                  Christiania Bank og Kreditkasse ASA

Oman                    HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Pakistan                Deutsche Bank AG

Palestine               HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking
                        Corporation Limited)


6/30/01                                 4

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Panama                  BankBoston, N.A.

Peru                    Citibank, N.A.

Philippines             Standard Chartered Bank

Poland                  Bank Handlowy w Warszawie S.A.

Portugal                Banco Comercial Portugues

Qatar                   HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Romania                 ING Bank N.V.

Russia                  Credit Suisse First Boston AO - Moscow
                        (as delegate of Credit Suisse First Boston - Zurich)

Senegal                 via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Singapore               The Development Bank of Singapore Limited

Slovak Republic         Ceskoslovenska Obchodni Banka, A.S.

Slovenia                Bank Austria Creditanstalt d.d. - Ljubljana

South Africa            Standard Bank of South Africa Limited

Spain                   Banco Santander Central Hispano S.A.

Sri Lanka               Hongkong and Shanghai Banking Corporation Limited

Swaziland               Standard Bank Swaziland Limited


6/30/01                                 5

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS

Country                 Subcustodian

Sweden                  Skandinaviska Enskilda Banken

Switzerland             UBS AG

Taiwan - R.O.C.         Central Trust of China

Thailand                Standard Chartered Bank

Togo                    via Societe Generale de Banques en Cote d'Ivoire,
                        Abidjan, Ivory Coast

Trinidad & Tobago       Republic Bank Limited

Tunisia                 Banque Internationale Arabe de Tunisie

Turkey                  Citibank, N.A.

Ukraine                 ING Bank Ukraine

United Arab Emirates    HSBC Bank Middle East
                        (as delegate of the Hongkong and Shanghai Banking
                        Corporation Limited)

United Kingdom          State Street Bank and Trust Company, London Branch

Uruguay                 BankBoston, N.A.

Venezuela               Citibank, N.A.

Vietnam                 The Hongkong and Shanghai Banking Corporation Limited

Zambia                  Barclays Bank of Zambia Limited

Zimbabwe                Barclays Bank of Zimbabwe Limited


6/30/01                                 6

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Argentina               Caja de Valores S.A.

Australia               Austraclear Limited

                        Reserve Bank Information and Transfer System

Austria                 Oesterreichische Kontrollbank AG
                        (Wertpapiersammelbank Division)

Belgium                 Caisse Interprofessionnelle de Depots et de Virements de
                        Titres, S.A.

                        Banque Nationale de Belgique

Benin                   Depositaire Central - Banque de Reglement

Brazil                  Companhia Brasileira de Liquidacao e Custodia

                        Sistema Especial de Liquidacao e de Custodia (SELIC)

                        Central de Custodia e de Liquidacao Financeira de Titulos Privados (CETIP)

Bulgaria                Central Depository AD

                        Bulgarian National Bank

Burkina Faso            Depositaire Central - Banque de Reglement

Canada                  Canadian Depository for Securities Limited

Chile                   Deposito Central de Valores S.A.

People's Republic       Shanghai Securities Central Clearing & Registration
of China                Corporation

                        Shenzhen Securities Central Clearing Co., Ltd.

Colombia                Deposito Centralizado de Valores


6/30/01                                 1

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Costa Rica              Central de Valores S.A.

Croatia                 Ministry of Finance

                        National Bank of Croatia

                        Sredisnja Depozitarna Agencija d.d.

Czech Republic          Stredisko cennych papiru

                        Czech National Bank

Denmark                 Vaerdipapircentralen (Danish Securities Center)

Egypt                   Misr for Clearing, Settlement, and Depository

Estonia                 Eesti Vaartpaberite Keskdepositoorium

Finland                 Finnish Central Securities Depository

France                  Euroclear France

Germany                 Clearstream Banking AG, Frankfurt

Greece                  Bank of Greece,
                        System for Monitoring Transactions in Securities in Book-Entry Form

                        Apothetirion Titlon AE - Central Securities Depository

Guinea-Bissau           Depositaire Central - Banque de Reglement

Hong Kong               Central Clearing and Settlement System

                        Central Moneymarkets Unit


6/30/01                                 2

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Hungary                 Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

Iceland                 Iceland Securities Depository Limited

India                   National Securities Depository Limited

                        Central Depository Services India Limited

                        Reserve Bank of India

Indonesia               Bank Indonesia

                        PT Kustodian Sentral Efek Indonesia

Israel                  Tel Aviv Stock Exchange Clearing House Ltd. (TASE
                        Clearinghouse)

Italy                   Monte Titoli S.p.A.

Ivory Coast             Depositaire Central - Banque de Reglement

Jamaica                 Jamaica Central Securities Depository

Japan                   Japan Securities Depository Center (JASDEC)

                        Bank of Japan Net System

Kazakhstan              Central Depository of Securities

Kenya                   Central Bank of Kenya

Republic of Korea       Korea Securities Depository

Latvia                  Latvian Central Depository


6/30/01                                 3

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Lebanon Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.

                        Banque du Liban

Lithuania               Central Securities Depository of Lithuania

Malaysia                Malaysian Central Depository Sdn. Bhd.

                        Bank Negara Malaysia,
                        Scripless Securities Trading and Safekeeping System

Mali                    Depositaire Central - Banque de Reglement

Mauritius               Central Depository and Settlement Co. Ltd.

                        Bank of Mauritius

Mexico                  S.D. INDEVAL (Instituto para el Deposito de Valores)

Morocco                 Maroclear

Netherlands             Nederlands Centraal Instituut voor
                        Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand             New Zealand Central Securities Depository Limited

Niger                   Depositaire Central - Banque de Reglement

Nigeria                 Central Securities Clearing System Limited

Norway                  Verdipapirsentralen (Norwegian Central Securities
                        Depository)

Oman                    Muscat Depository & Securities Registration Company,
                        SAOC


6/30/01                                 4

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

Pakistan                Central Depository Company of Pakistan Limited

                        State Bank of Pakistan

Palestine               Clearing Depository and Settlement, a department
                        of the Palestine Stock Exchange

Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A

Philippines             Philippine Central Depository, Inc.

                        Registry of Scripless Securities (ROSS) of the Bureau of Treasury

Poland                  National Depository of Securities
                        (Krajowy Depozyt Papierow Wartosciowych SA)

                        Central Treasury Bills Registrar

Portugal                Central de Valores Mobiliarios

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                 National Securities Clearing, Settlement and Depository
                        Company

                        Bucharest Stock Exchange Registry Division

                        National Bank of Romania

Russia                  Vneshtorgbank, Bank for Foreign Trade of the Russian
                        Federation

Senegal                 Depositaire Central - Banque de Reglement

Singapore               Central Depository (Pte) Limited


6/30/01                                 5

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

                        Monetary Authority of Singapore

Slovak Republic         Stredisko cennych papierov

                        National Bank of Slovakia

Slovenia                Klirinsko Depotna Druzba d.d.

South Africa            Central Depository Limited

                        Share Transactions Totally Electronic (STRATE) Ltd.

Spain                   Servicio de Compensacion y Liquidacion de Valores, S.A.

                        Banco de Espana, Central de Anotaciones en Cuenta

Sri Lanka               Central Depository System (Pvt) Limited

Sweden                  Vardepapperscentralen  VPC AB
                        (Swedish Central Securities Depository)

Switzerland             SegaIntersettle AG (SIS)

Taiwan - R.O.C.         Taiwan Securities Central Depository Co., Ltd.

Thailand                Thailand Securities Depository Company Limited

Togo                    Depositaire Central - Banque de Reglement

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres

Turkey                  Takas ve Saklama Bankasi A.S. (TAKASBANK)


6/30/01                                 6

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS

Country                 Depositories

                        Central Bank of Turkey

Ukraine                 National Bank of Ukraine

                        Mizhregionalny Fondovy Souz

United Arab Emirates    Clearing and Depository System,
                        a department of theDubai Financial Market

Venezuela               Banco Central de Venezuela

Zambia                  LuSE Central Shares Depository Limited

                        Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG


6/30/01                                 7

                                   SCHEDULE C

                               MARKET INFORMATION

Publication/Type of Information                      Brief Description
-------------------------------                      -----------------
(scheduled frequency)

The Guide to Custody in World Markets       An overview of settlement and
(hardcopy annually and regular              safekeeping procedures, custody
website updates)                            practices and foreign investor
                                            considerations for the markets in
                                            which State Street offers custodial
                                            services.

Global Custody Network Review               Information relating to Foreign
(annually)                                  Sub-Custodians in State Street's
                                            Global Custody Network. The Review
                                            stands as an integral part of the
                                            materials that State Street
                                            provides to its U.S. mutual fund
                                            clients to assist them in complying
                                            with SEC Rule 17f-5. The Review
                                            also gives insight into State
                                            Street's market expansion and
                                            Foreign Sub-Custodian selection
                                            processes, as well as the
                                            procedures and controls used to
                                            monitor the financial condition and
                                            performance of our Foreign
                                            Sub-Custodian banks.

Securities Depository Review                Custody risk analyses of the
(annually)                                  Foreign Securities Depositories
                                            presently operating in Network
                                            markets. This publication is an
                                            integral part of the materials that
                                            State Street provides to its U.S.
                                            mutual fund clients to meet
                                            informational obligations created
                                            by SEC Rule 17f-7.

Global Legal Survey                         With respect to each market in
(annually)                                  which State Street offers custodial
                                            services, opinions relating to
                                            whether local law restricts (i)
                                            access of a fund's independent
                                            public accountants to books and
                                            records of a Foreign Sub-Custodian
                                            or Foreign Securities System, (ii)
                                            a fund's ability to recover in the
                                            event of bankruptcy or insolvency
                                            of a Foreign Sub-Custodian or
                                            Foreign Securities System, (iii) a
                                            fund's ability to recover in the
                                            event of a loss by a Foreign
                                            Sub-Custodian or Foreign Securities
                                            System, and (iv) the ability of a
                                            foreign investor to convert cash
                                            and cash equivalents to U.S.
                                            dollars.

Subcustodian Agreements                     Copies of the contracts that State
(annually)                                  Street has entered into with each
                                            Foreign Sub-Custodian that
                                            maintains U.S. mutual fund assets
                                            in the markets in which State
                                            Street offers custodial services.

Global Market Bulletin                      Information on changing settlement
(daily or as necessary)                     and custody conditions in markets
                                            where State Street offers custodial
                                            services. Includes changes in
                                            market and tax regulations,
                                            depository developments,
                                            dematerialization information, as
                                            well as other market changes that
                                            may impact State Street's clients.

Foreign Custody Advisories                  For those markets where State
(as necessary)                              Street offers custodial services
                                            that exhibit special risks or
                                            infrastructures impacting custody,
                                            State Street issues market
                                            advisories to highlight those
                                            unique market factors which might
                                            impact our ability to offer
                                            recognized custody service levels.

Material Change Notices                     Informational letters and
(presently on a quarterly                   accompanying materials confirming
basis or as otherwise necessary)            State Street's foreign custody
                                            arrangements, including a summary
                                            of material changes with Foreign
                                            Sub-Custodians that have occurred
                                            during the previous quarter. The
                                            notices also identify any material
                                            changes in the custodial risks
                                            associated with maintaining assets
                                            with Foreign Securities
                                            Depositories.


                              BRINSON SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                 October 9, 2001

This voting instruction card is solicited on behalf of the Board of Trustees ("Board") of Brinson Series Trust (the "Trust") and relates to the proposal with respect to the above-referenced portfolio (the "Fund"), a series of the Trust. The undersigned hereby appoints as proxies Rita Rubin and Marissa Duran and each of them (with power of substitution) to represent and direct the voting interest of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 9, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019-6028, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be directed as instructed. If you do not indicate a choice, this proxy shall be deemed to grant authority to direct a vote "FOR" the proposal relating to the Fund, with discretionary power to direct voting upon such other business as may properly come before the Meeting.

                             YOUR VOTE IS IMPORTANT.

      Please date and sign the reverse side and return it promptly in the enclosed envelope. This voting instruction card must be dated and signed exactly as instructed.

      When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for the proposal, voting will be directed "FOR" the proposal.

      The Board recommends that you direct a vote "FOR" the following proposal:

1.    To approve or disapprove an Agreement and Plan     FOR   AGAINST   ABSTAIN
      of Acquisition and Termination providing for the transfer of all of the assets of the Fund to the corresponding series of Alliance Variable
      Products Series Fund, Inc., as described in the Prospectus/Proxy Statement ("Alliance
      Portfolio"), in exchange for shares of the Alliance Portfolio and the assumption by the Alliance Portfolio of the stated liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund and liquidation and dissolution of the Fund.

               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD

For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party my sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration.

                                        Sign exactly as name appears hereon.

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (Joint)

                                        ________________________________________
                                        Date